Exhibit 10.56

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked

“[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

NETWORK EQUIPMENT AND SERVICES AGREEMENT

by and between

TERRESTAR NETWORKS INC.

and

NOKIA SIEMENS NETWORKS US LLC

Effective as of August 22, 2007

Nokia Siemens Networks & TerreStar Proprietary & Confidential

1. OVERVIEW		6

1.1	GENERAL SCOPE.	6
1.2	OBJECTIVES.	6
1.3	EFFECT OF OBJECTIVES.	7

2. DEFINITIONS		7

3. TERM		7

4. PURCHASE RIGHTS		7

4.1	RIGHT TO BUY PRODUCTS AND SERVICES.	7
4.2	APPROVED PURCHASERS.	8
4.3	RESPONSIBILITY FOR APPROVED PURCHASERS.	10

5. ORDERING, DELIVERY LEADTIMES; ORDER CANCELLATION, OBLIGATIONS OF BOTH PARTIES		11

5.1	PLACEMENT OF ORDERS.	11
5.2	TRIAL/LAB EQUIPMENT.	11
5.3	INFORMATION NEEDED FOR SUPPLYING PRODUCTS AND SERVICES.	11
5.4	PREREQUISITES FOR ACCEPTANCE.	11
5.5	PERMITS.	11

6. NETWORK DESIGN AND [***]		12

6.1	NOKIA SIEMENS RESPONSIBILITIES GENERALLY.	12
6.2	CORE NETWORK [***].	12
6.3	RAN NETWORK [***].	13
6.4	CORRECTIVE ACTION PLANS.	17

7. PURCHASE AND DELIVERY OF PRODUCTS		17

7.1	PRODUCTS.	17
7.2	REBANDING SERVICES AND INITIAL PRODUCTS.	18
7.3	ENHANCED PRODUCTS.	19
7.4	PRODUCT ENHANCEMENTS.	20
7.5	[***] INTERFACE VERIFICATION SERVICES.	23
7.6	TYPE APPROVAL.	24
7.7	PRODUCT EVOLUTION.	24
7.8	PRODUCT END-OF-LIFE.	25
7.9	PACKING.	27
7.10	DELIVERY.	27
7.11	RISK OF LOSS.	28
7.12	TITLE.	28
7.13	DOCUMENTATION.	28
7.14	EARLY OR LATE DELIVERY.	28

8. IMPLEMENTATION SERVICES AND ACCEPTANCE		29

8.1	OVERVIEW OF IMPLEMENTATION SERVICES.	29

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

8.2	IMPLEMENTATION OF NETWORK EQUIPMENT.	30
8.3	[***].	30
8.4	INSTALLATION OF RELATED EQUIPMENT.	31
8.5	TIMING OF ACCEPTANCE TESTING.	32
8.6	ACCEPTANCE PROCEDURES.	33

9. MAINTENANCE, SUPPORT AND TRAINING		35

9.1	HARDWARE AND SOFTWARE MAINTENANCE SERVICES.	35
9.2	SPARE PARTS.	36
9.3	TRAINING.	37

10. PRODUCT MANUFACTURING		37

10.1	MANUFACTURING.	37
10.2	PRODUCTION PLAN.	37
10.3	QUALITY ASSURANCE PLAN.	38
10.4	ACCESS AND INSPECTION RIGHTS.	38

11. EXCLUSIVITY AND MINIMUM VOLUME COMMITMENTS		38

11.1	EXCLUSIVITY.	38
11.2	MINIMUM VOLUME COMMITMENTS.	38
11.3	[***].	40
11.4	[***]	40
11.5	[***]	41
11.6	[***]	41
11.7	[***]	43
11.8	GOVERNMENT CUSTOMERS.	43

12. CHANGE PROCEDURES		44

13. CONTRACT ADMINISTRATION		45

13.1	CONTRACT MANAGEMENT.	45
13.2	KEY NOKIA SIEMENS PERSONNEL.	46
13.3	COOPERATION WITH OTHER TERRESTAR CONTRACTORS.	46
13.4	SUBCONTRACTING RIGHTS.	47

14. SERVICE LEVEL AGREEMENT		48

15. FEES AND PRICING		48

15.1	CHARGES.	48
15.2	TAXES.	48
15.3	NO OTHER CHARGES.	50

16. PAYMENTS AND INVOICING.		50

16.1	INVOICING.	50
16.2	CREDITS.	54
16.3	PAYMENT DUE DATE.	57
16.4	CREDIT CHECK.	58

17. OWNERSHIP OF INTELLECTUAL PROPERTY AND LICENSES		59

17.1	GRANT OF LICENSES TO NOKIA SIEMENS.	59
17.2	GRANTS OF LICENSES TO DELIVERABLES.	60
17.3	GRANTS OF LICENSES TO SOFTWARE.	60

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

17.4	LICENSE RESTRICTIONS.	60
17.5	OWNERSHIP.	60
17.6	FLOW DOWN OBLIGATIONS.	62

18. CONFIDENTIALITY		63

18.1	CONFIDENTIAL INFORMATION.	63
18.2	AGREEMENT TERMS.	63
18.3	CONFIDENTIALITY OBLIGATIONS.	63
18.4	EXCEPTIONS.	64
18.5	INJUNCTIVE RELIEF.	65
18.6	PUBLIC STATEMENTS.	65
18.7	RETURN OF CONFIDENTIAL INFORMATION.	65

19. RECORDKEEPING AND AUDIT RIGHTS		65

19.1	RECORDKEEPING OBLIGATIONS.	65
19.2	GENERAL AUDIT RIGHTS.	66
19.3	ADJUSTMENTS TO CHARGES.	66
19.4	REGULATORY AUDITS.	67
19.5	NOKIA SIEMENS’ AUDIT RIGHTS.	67

20. WARRANTIES		68

20.1	PRODUCT WARRANTIES AND SOFTWARE RECTIFICATIONS.	68
20.2	SERVICES WARRANTY.	69
20.3	REMEDIES.	69
20.4	[***]	69
20.5	CONFLICTS OF INTEREST.	60
20.6	GOOD TITLE.	70
20.7	AUTHORIZATION.	70
20.8	[***]	70
20.9	[***]	71
20.10	DISCLAIMER.	71

21. INSURANCE		71

22. INDEMNITIES		72

22.1	INDEMNITY BY NOKIA SIEMENS.	72
22.2	INDEMNITY BY TERRESTAR.	73
22.3	INFRINGEMENT.	74
22.4	INDEMNIFICATION PROCEDURES.	75

23. LIMITATIONS OF LIABILITY		75

24. TERMINATION		76

24.1	TERMINATION OF NOKIA SIEMENS FOR CAUSE.	76
24.2	TERMINATION OF TERRESTAR FOR CAUSE.	76
24.3	MUTUAL TERMINATION RIGHT.	77
24.4	[***]	77
24.5	EFFECT OF TERMINATION.	78
24.6	SURVIVAL.	80

25. DISPUTE RESOLUTION		80

25.1	HANDLING OF DISPUTES.	80

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

25.2	INITIAL MEETING.	80
25.3	SENIOR EXECUTIVE MEETING.	80
25.4	BINDING ARBITRATION.	80
25.5	INJUNCTIVE RELIEF.	81
25.6	CONTINUED PERFORMANCE.	81
25.7	DISPUTES WITH APPROVED PURCHASERS.	81

26. GENERAL		81

26.1	CONSTRUCTION AND INTERPRETATION.	81
26.2	ENTIRE AGREEMENT.	82
26.3	ASSIGNMENT.	82
26.4	FORCE MAJEURE.	83
26.5	EXPORT CONTROLS.	83
26.6	COMPLIANCE WITH LAWS.	84
26.7	NOTICES.	84
26.8	FAX SIGNATURE AND COUNTERPARTS.	85
26.9	RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARIES.	85
26.10	SEVERABILITY.	86
26.11	WAIVER OF DEFAULT.	86
26.12	CUMULATIVE REMEDIES.	86
26.13	GOVERNING LAW; VENUE AND JURISDICTION.	86

EXHIBITS

Schedule	A	Definitions
Exhibit	A	Product Descriptions, Statements of Compliance
Exhibit	B	Network [***]
	B-1	RAN Detailed Design SOW
	B-2	Pre-Launch Optimization SOW
	B-3	Core Network [***]
Exhibit	C	Implementation Services
	C-1	RAN Implementation SOW
	C-2	OSS Implementation SOW
	C-3	Core Implementation SOW
Exhibit	D	Care Services
	D-1	Care Agreement
	D-2	Hardware Warranty Terms
	D-3	Software License Terms
	D-4	Software Rectification
Exhibit	E	Training Scope of Work

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Exhibit	F	Fee and Payment Schedule
Exhibit	G	Reserved for Core Network Design Requirements
Exhibit	H	Interface and Technical Standards
Exhibit	I	[***] Verification Services
Exhibit	J
	J-1	Core Dimensioning
	J-2	Initial RAN Nominal Design Specifications
Exhibit	K	Reserved for Network System Integration SOW
Exhibit	L	[***]
Exhibit	M	Standards for Interfacing with Deployment Contractor
	M1	RAN Statement of Responsibilities
	M2	Core Statement of Responsibilities
Exhibit	N	Site Specification Requirements
Exhibit	O	Markets
Exhibit	P	Acceptance Procedures
Exhibit	Q	Nokia Siemens Quality Assurance Plan
Exhibit	R	Forecast, Ordering and Delivery Process
Exhibit	S	Governance
Exhibit	T	VAR Terms
Exhibit	U	Applicable Terms and Conditions for Approved Purchasers
Exhibit	V	Reserved
Exhibit	W	Existing Lab Equipment

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

This Network Equipment and Services Agreement (this “Agreement”), effective as of August 17, 2007 (the “Effective Date”), is entered into by and between TerreStar Networks Inc., a Delaware corporation with offices located at One Discovery Square, Suite 600, 12010 Sunrise Valley Drive, Reston, Virginia 20190 (“TerreStar”), and Nokia Siemens Networks US LLC, a Delaware limited liability company with offices located at 1040 Crown Pointe Parkway, Suite 900, Atlanta, GA 30338 (“Nokia Siemens”). As used in this Agreement, “Party” means either TerreStar or Nokia Siemens, as appropriate, and “Parties” means TerreStar and Nokia Siemens.

WHEREAS, TerreStar has been licensed by the U.S. Federal Communications Commission (“FCC”) to construct, launch and operate a wireless communications system in the United States to be utilized by TerreStar to provide wireless communications services, that is a combination of both a space-based network and a terrestrial-based network transmitting in the 2180Mhz to 2200Mhz and receiving in the 2000Mhz to 2020Mhz S-Band spectrum (collectively, the “TerreStar Network”);

WHEREAS, TerreStar desires to purchase certain network equipment, software and services ordered by TerreStar hereunder for use in connection with the build-out of the terrestrial-based portion of the TerreStar Network; and

WHEREAS, Nokia Siemens is a supplier of the type of equipment, software and services that TerreStar desires to purchase, and Nokia Siemens agrees to supply such equipment, software and services to TerreStar subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:

1.	OVERVIEW

1.1	General Scope.

As more fully set forth below, this Agreement (including the schedules and exhibits hereto) provides the terms and conditions under which TerreStar and Approved Purchasers will purchase, and Nokia Siemens will provide, the Products and Services ordered by TerreStar and Approved Purchasers hereunder.

1.2	Objectives.

The Parties are entering into this Agreement with a view to achieving the following objectives, and Nokia Siemens agrees use its reasonable efforts to perform this Agreement in a manner that is intended at all times to further the achievement of such objectives:

(a)	Ensuring that Nokia Siemens will timely manufacture, deliver, install and configure Products (as defined below) at the high quality levels specified in mutually agreed quality requirements set forth in this Agreement to enable the timely and successful deployment of the terrestrial-based portion of the TerreStar Network;

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	Ensuring that Nokia Siemens has in place the skills and capability necessary to provide, install, support and maintain the Products in a manner sufficient to enable Nokia Siemens to meet its obligations under this Agreement to support TerreStar’s build out and operation of the terrestrial-based portion of the TerreStar Network;

(c)	Nokia Siemens will cooperate with other TerreStar suppliers, service providers and contractors as mutually agreed upon in this Agreement to enable the efficient build-out of the terrestrial-based portion of the TerreStar Network;

(d)	Establishing a relationship that is responsive to both Parties’ needs and provides a competitive solution in light of continuous changes in the telecommunications industry.

1.3	Effect of Objectives.

The objectives stated in Section 1.2 are intended to provide supplementary background material to assist in the interpretation of the other terms and conditions of this Agreement.

2.	DEFINITIONS

The capitalized terms set forth in Schedule A attached hereto shall, when used in this Agreement, have the meanings assigned to such terms in Schedule A. Other capitalized terms used in this Agreement shall have the meanings assigned to them in the applicable Sections of this Agreement. In addition, certain terms, acronyms and phrases generally known in the telecommunications industry shall be interpreted in accordance with their generally known meanings.

3.	TERM

The term of this Agreement shall commence on the Effective Date and shall expire on December 31, 2010, unless earlier terminated in accordance with this Agreement (the “Term”). The Term of this Agreement may be extended only by mutual written agreement of the Parties.

4.	PURCHASE RIGHTS

4.1	Right to Buy Products and Services.

Under this Agreement, TerreStar may from time to time purchase Products and Services from Nokia Siemens in accordance with the terms of this Agreement, pursuant to Orders issued and confirmed from time to time under this Agreement. Nokia Siemens agrees to sell the Products and Services specified in this Agreement that are ordered by TerreStar, all in accordance with the terms of this Agreement. Notwithstanding use of the term “purchase” in the preceding sentence, Network Software will be licensed and not sold to TerreStar.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

4.2	Approved Purchasers.

(a)	Affiliates. TerreStar shall have the right from time to time by written notice to Nokia Siemens to [***]

(b)	Network Partners through VAR Agreement. The specific value added reseller terms and conditions that provides for [***]. The agreed and executed VAR terms and conditions shall be attached to this Agreement as Exhibit T. [***]. The pricing, terms and conditions of each such arrangement between TerreStar and the applicable purchaser, shall be as set forth in a separate written agreement between TerreStar and the applicable purchaser.

(c)	Other Network Partners. TerreStar may from time to time request that [***].

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(d)	Agreement with Approved Purchasers. Nokia Siemens shall have the right to determine whether [***].

(e)	Sales by Nokia Siemens to Network Partners not Approved Purchasers. If TerreStar [***]. TerreStar shall be entitled to participate in the negotiation of those aspects of such separate agreement that relate to Products and Services to be deployed in connection with the TerreStar Network.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(f)	Other Products and Services. In each case where a company [***].

(g)	Sales to Network Partners under VAR Agreement. To the extent that Nokia Siemens does not [***].

(h)	Treatment of Sales to Network Partners. In any case, all Contributing Products purchased by [***] set forth in Exhibit T (the “VAR Agreement”) or other purchases by Approved [***].

(i)	Exhibit U, which shall specify which Sections of this Agreement are applicable and available to [***], shall be negotiated by the Parties in good faith within ninety (90) days (or such additional time as is required by the Parties) following the Effective Date and attached to this Agreement.

4.3	Responsibility for Approved Purchasers.

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

5.	ORDERING, DELIVERY LEADTIMES; ORDER CANCELLATION, OBLIGATIONS OF BOTH PARTIES

5.1	Placement of Orders.

The Order process, delivery lead-times and Order cancellation procedures and other applicable ordering terms are described in detail in Exhibit R, Forecasting, Ordering and Delivery Process.

5.2	Trial/Lab Equipment.

Pursuant to Purchase Orders [***] and [***] TerreStar previously purchased from Nokia Siemens certain equipment to be used in field trials (“Trial Equipment”). The Parties agree that such equipment will be deemed “Products” ordered and purchased hereunder, and the purchase and provision thereof shall be subject to the terms and conditions of this Agreement. The Parties agree that applicable Warranty or Rectification Periods for the Trial Equipment commenced on the delivery date of such Trial Equipment.

5.3	Information Needed for Supplying Products and Services.

Each Party agrees to provide all information reasonably requested by the other Party from time to time for the performance of obligations under this Agreement. Information will be provided promptly upon request, and/or as specified in the Exhibits of this Agreement.

5.4	Prerequisites for Acceptance.

TerreStar agrees to make available to Nokia Siemens the Services agreed upon in this Agreement in connection with the planning, installation and commissioning of the TerreStar Sites. If additional assistance is required, Nokia Siemens shall notify TerreStar and the Parties shall in good faith agree how such assistance can be arranged. The purpose of such assistance is to ensure (inter alia) that the work can be completed without any unnecessary or avoidable delay.

5.5	Permits.

TerreStar agrees to obtain all Permits (as defined in Section 26.6) applicable to TerreStar’s business. Without limiting the preceding, TerreStar shall be responsible for all Permits required with respect to TerreStar Site acquisition and construction activities, operation of the Products following turnover, and fulfillment of its other obligations under this Agreement. Nokia Siemens agrees to obtain all Permits applicable to Nokia Siemens’ business. Without limiting the preceding, Nokia Siemens shall be responsible for all Permits required with respect to the provision of the Products and Services.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

6.	NETWORK DESIGN AND [***]

6.1	Nokia Siemens Responsibilities Generally.

Nokia Siemens shall provide the Network [***] described in Exhibit B (the “Network [***]”) to complete the network planning and design of the RAN (the “RAN Network [***]”) and the network planning and design of the Core Products (the “Nokia Siemens Core Elements”) described therein (“Core Network [***]”), all in order to complete the installation, configuration, deployment, operation and maintenance of the Products to be provided by Nokia Siemens pursuant to this Agreement, the configuration and deployment of the associated RF antenna equipment and the functionality of the RAN and the Core Products according to the Specifications set forth in this Agreement.

6.2	Core Network [***].

(a)	Core Network [***]. The Core Network [***]. As of the Effective Date, the Core Network [***]. The Parties shall negotiate in good faith during the initial period of this Agreement to [***]. The Parties shall mutually agree [***] to include said agreements as Exhibit K. [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	Core Network [***] and Payment Schedules.

[***] Nokia Siemens shall provide the [***]. Certain Milestones in the [***] shall be designated as “Key Milestones” and the corresponding Milestone Dates as “Key Milestone Dates.” [***]

(c)	Core Network [***] and Payment Schedules. [***]. Nokia Siemens shall provide the [***] [***]. Certain Milestones in the Core Network Design Project Plan shall be designated as “Key Milestones” and the corresponding Milestone Dates as “Key Milestone Dates.” [***]

6.3	RAN Network [***].

(a)	Initial RAN Network [***]. Pursuant to Purchase Orders [***]. The foregoing RAN Network [***]. Pursuant to Exhibit B-1, Nokia Siemens shall, for each Ordered Market, [***] as set forth in Exhibit B-1 and any additional inputs from TerreStar regarding its marketing projections. The Updated RAN Nominal Design Specifications shall serve as the basis for Nokia Siemens to issue Search Rings and ultimately to produce Detailed Design Specifications related to the RAN for the Markets in which TerreStar will deploy its RAN network, including, at a minimum, the exclusivity Markets listed in Exhibit O. [***].

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	Additional RAN Specifications. In the event that TerreStar places any Order for RAN Network [***] for any Market in addition to the Markets listed in Exhibit O, Nokia Siemens shall, as part of the RAN Network [***], develop and deliver to TerreStar applicable RAN Network Design Specifications for each such additional Market (collectively, the “Additional RAN Network Design Specifications”) in accordance with a project plan (including cost for such work) and project schedule, which will be developed and mutually agreed upon by the Parties in writing at the time such Order is placed (each a “RAN Project Plan”). All Additional RAN Network Design Specifications shall be based on the Initial RAN Nominal Design Specifications if the applicable Market was included in such Nominal Design Specifications, and the Interface and Technical Standards set forth in Exhibit H respectively [***], as set forth in Exhibit P.

(c)	RAN Roll-Out Process. TerreStar intends to build out the RAN on a Market-by-Market basis. For each Market, TerreStar will issue one or more separate Orders in accordance with Exhibit R under this Agreement for Nokia Siemens to commence and/or complete the applicable Network [***] and to provide the Products and Implementation Services associated with such Market (each an “Ordered Market) and Nokia Siemens shall proceed with the applicable RAN Network [***] without the need for additional authorization on the part of TerreStar. From time to time, TerreStar may place Orders for the build out of the RAN for additional Markets in accordance with Article 5. Nokia Siemens shall not proceed with the build-out of the RAN for any additional Markets absent receipt of any such Order.

(d)	Cooperation with Deployment Contractor. Nokia Siemens acknowledges and understands that TerreStar has entered into a separate written agreement with one or more Deployment Contractors, the mission of which is to provide certain site acquisition and site construction services to assist TerreStar to acquire the required rights needed to use each TerreStar Site and to complete any required site construction activities at such TerreStar Site as referenced in Exhibit B-1, in each case, as required for Nokia Siemens to be able to install and deploy the Products at such TerreStar Site (collectively, the “Site Services”), as referenced in Exhibit C-1 and M-1. For each Ordered Market, as part of the RAN Network [***], Nokia Siemens shall perform the tasks assigned to Nokia Siemens in this Section 6.3 and in Exhibit B-1 for the Deployment Contractor to complete the Site Services for each TerreStar Site included in such Ordered Market. Nokia Siemens shall complete such activities in accordance with the timeframes and processes specified in Exhibits B-1, C-1 and M-1. [***], such cooperation shall be provided at TerreStar’s expense.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(e)	Site Selection Process. For each Ordered Market, Nokia Siemens shall, as part of the RAN Network [***], provide certain RF design services in support of TerreStar Site selection for TerreStar and the Deployment Contractor in accordance with Exhibit B-1.

(f)	Throughput Plan. For each Ordered Market, Nokia Siemens shall complete the TerreStar Site selection activities described above for such Ordered Market over the course of a defined period (“Market Roll-Out Period”) to be set forth in a roll-out plan for such Market to be mutually agreed upon by the Parties in writing at the time the Order for such Market is placed with Nokia Siemens, based on hand-off processes set forth in Exhibits B-1 and M-1.

(g)	Site Specifications. Once a TerreStar Site within a Search Ring has been selected by TerreStar to serve as a TerreStar Site, Nokia Siemens shall, as part of the Network [***] detailed in Exhibit B-1, develop detailed RF design specifications for such TerreStar Site, specifying the precise RF requirements needed to properly install, configure and operate the applicable Network Elements and the Related Equipment at such TerreStar Site (“Detailed Site Specifications”). The Detailed Site Specifications, in conjunction with standard Site Specifications for RAN installation set forth in Exhibit N, shall contain at a minimum a description of the kind of Network Elements to be deployed at such TerreStar Site, plus all other requirements pertaining to the proper installation, configuration and operation of the Network Elements at such TerreStar Site. The Detailed Site Specifications must be specified at the level of detail required for the Deployment Contractor to complete the TerreStar Site construction activities for such TerreStar Site as needed to properly install and operate the Nokia Siemens supplied RAN Products and the other RF-related equipment and resources to be installed at such TerreStar Site.

(h)	Site Readiness. Once Nokia Siemens has completed the Detailed Site Specifications for any TerreStar Site, Nokia Siemens shall deliver a copy of such Detailed Site Specifications to both TerreStar and the applicable Deployment Contractor pursuant to Exhibit B-1. TerreStar, through its Deployment Contractor, shall be responsible for completing the TerreStar Site construction in accordance with such Detailed Site Specifications and the other applicable TerreStar Site construction requirements. TerreStar or its Deployment Contractor shall notify Nokia Siemens in writing upon completion of such construction activities. TerreStar shall notify Nokia Siemens in writing that the TerreStar Site is ready for implementation. If failures attributable to TerreStar or its Deployment Contractor to conform to the Detailed Site Specifications as detailed in Exhibit N are observed by Nokia Siemens during either the completion or the attempted completion of the Implementation Services, Nokia Siemens shall detail all such failures to TerreStar. TerreStar will be responsible for all remedies including all related cost for such failures to enable the proper installation of the Network Elements and the performance of the Implementation Services. TerreStar shall take all measures necessary at TerreStar’s expense to correct any failures and shall notify Nokia Siemens Networks in writing when such failures have been remedied. Nokia Siemens will charge to TerreStar any additional costs and Charges in order for Nokia Siemens to complete the delivery of Network Elements and/or Implementation Services. TerreStar will mitigate, as far as is practical, any additional costs arising as a consequences of any such delay.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(i)	Pre-Launch Optimization Services. [***].

(j)	RAN Network [***] Timeline. Nokia Siemens shall perform the RAN Network [***]

(k)	Remedies for Defects in RAN Network Design. [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(l)	Reworking of Site Characteristics. In addition, to the extent due to the sole fault of Nokia Siemens in performing the RAN Network [***], modifications must be made to the configuration settings of the Products to achieve pre-launch network optimization or tuning, RAD height adjustment, or positioning of any of the RF antennas located at such TerreStar Site in order to meet the coverage requirements and Key Performance Indicators, Nokia Siemens shall rectify the problem [***].

6.4	Corrective Action Plans.

Nokia Siemens shall promptly notify TerreStar in writing [***], TerreStar may, by written notice to Nokia Siemens, convene a meeting between the Contract Managers of each Party, who shall discuss the reasons [***] and, if it is determined to be due to the fault of Nokia Siemens, the actions that Nokia Siemens will take to correct [***]. Prior to such meeting, Nokia Siemens shall provide TerreStar with a written report [***], and proposing a corrective action plan that Nokia Siemens will implement to address [***] if due to the fault of Nokia Siemens and to complete the work associated with such [***] or affected Network Planning Service as soon as practicable thereafter. The Parties shall work together to jointly review such corrective action plan to successfully achieve [***] and other affected activities as promptly thereafter as possible, following which Nokia Siemens shall promptly implement such corrective action plan.

Delays not attributable to Nokia Siemens will extend the relevant time periods for Nokia Siemens’s performance by the actual time lost by such delay. Nokia Siemens will mitigate, as far as is practical, any additional costs arising as a consequences of any such delay. Remaining additional costs will be invoiced to TerreStar.

7.	PURCHASE AND DELIVERY OF PRODUCTS

7.1	Products.

Nokia Siemens shall ensure that all Products ordered by TerreStar under this Agreement (i) comply fully with the Product Specifications set forth in Exhibit A; and (ii) otherwise meet the requirements of this Agreement. In the event that the Products do not meet these requirements, Nokia Siemens will take corrective action to remedy such problems in accordance with the applicable provisions of this Agreement. If the Products do meet these requirements [***] in a manner necessary to meet TerreStar’s business requirements, Nokia Siemens will cooperate in good faith at TerreStar’s expense with TerreStar and its other suppliers to [***]. Prior to development of such a patch, the Parties shall negotiate in good faith and mutually agree in writing on the applicable specifications and pricing to develop such patch.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

7.2	Rebanding Services and Initial Products.

Pursuant to Exhibit H, Nokia Siemens shall make certain modifications to the Products in order for them to support S-Band radio frequency traffic in accordance with TerreStar’s requirements set forth in this Agreement and the R&D Agreement for 2GHz Flexi-BTS Rebanding [***] (the “R&D Agreement”) and to meet the Initial Product requirements as set forth in Section 3.01-3.05, 3.0.7.1-2 and 4.7 of Exhibit H (the “Rebanding Services”) (the modified Products, i.e., the Flexi-Base Station, shall be deemed to be the “Initial Products”). All of these modifications will be made by Nokia Siemens pursuant to the terms of the R&D Agreement and this Agreement, including all related commercial terms, and will be incorporated by Nokia Siemens into the Initial Products without additional Charge other than as specified in the R&D Agreement. Nokia Siemens agrees to complete all such modifications in order to achieve the P7 Milestone for the Initial Products as described in Exhibit H by not later than [***]. The Parties acknowledge that all agreed System Acceptance Tests (as defined in Exhibit P) for such Products will begin as soon as practicable after the [***] date for P7 Milestone, once the I-HSPA Release 1 Start-up Configuration (as defined in Exhibit P) is available. All requirements for TerreStar to purchase Products beyond the initial [***] unit order described in Section 11.2(b) [***]. In accordance with Exhibit P, TerreStar and Nokia Siemens shall develop and mutually agree upon written Acceptance Criteria and Acceptance Test Plans to be used to conduct System Acceptance Testing to demonstrate that the Initial Products, as modified, [***] meet TerreStar’s S-Band requirements set forth in this Agreement and the R&D Agreement as well as the other Initial Product Requirements as specified in Exhibit H and the R&D Agreement. TerreStar shall provide the test handsets needed by Nokia Siemens for completion of the development of the Initial Products. TerreStar shall also be responsible to purchase the Initial Products needed to make up the I-HSPA Release 1 Start-up Configuration if not previously purchased. TerreStar shall be responsible for providing any third party products needed for Nokia Siemens to conduct System Acceptance Testing. Following completion of development of the Initial Products, Nokia Siemens shall perform the System Acceptance Testing using a test environment (referred to in Exhibit P as the I-HSPA Release 1 Start-up Configuration) containing the Initial Products to demonstrate that the Initial Products, as modified, meet the applicable Acceptance Criteria. [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

7.3	Enhanced Products.

(a)	Pursuant to Exhibit H, Nokia Siemens shall make further modifications to the Products in order for them to support the Enhanced Product Requirements as set forth in Sections 3.06 and 3.0.7.3-7 of Exhibit H (regarding IHSPA Release 2 features) and Sections 4.4-4.5 of Exhibit H (regarding [***] features) (the “Enhanced Products”). The R&D costs for some of these modifications [***] as further described in Exhibit H if so agreed by the Parties in writing and such requirements will be included in I-HSPA Software Release 2 or subsequent I-HSPA software releases. The R&D Costs [***] for an additional Charge. The requirements will be offered as Application Software to TerreStar Networks in Software Releases pursuant to Section 9.1(b) of this Agreement.

(b)	Nokia Siemens shall deliver the Enhanced Products incorporating the I-HSPA Release Two Product Requirements in two phases. Nokia Siemens shall deliver the Enhanced Products incorporating [***] features in accordance with Section 7.4(b). [***] Nokia Siemens agrees to complete all such I-HSPA related modifications, including both the Nokia Siemens modifications and the Product Enhancements described in Section 7.4(c) below, [***], so long as TerreStar orders the Product Enhancements by the applicable date set forth in Section 7.4(d).

(c)	In accordance with Exhibit P, TerreStar and Nokia Siemens shall develop and mutually agree upon written Acceptance Criteria and Acceptance Test Plans to be used to demonstrate that the Enhanced Products, as modified, fully meet the Enhanced Product Requirements as specified in Exhibit H. TerreStar shall provide the test handsets needed by Nokia Siemens for completion of the development of the Enhanced Products. TerreStar shall also be responsible to purchase the Products needed to make up the I-HSPA Release 2 Start-up Configuration, if not previously purchased. TerreStar shall be responsible for providing any third party products needed for Nokia Siemens to conduct System Acceptance Testing and/or other applicable Acceptance Testing. Following completion of each phase of the Enhanced Products, Nokia Siemens shall perform Acceptance Testing using a test environment containing the applicable Enhanced Products to demonstrate that the Enhanced Product requirements have been met. Following preparation of such environment, as part of the applicable “System Acceptance Testing” process for I-HSPA Release Two Products and “New Product Major Software Release or PDC Acceptance Testing” for I-HSPA Release Three Products (or “System Acceptance Testing,” to the extent Release 2 does not contain all or substantially all of the Enhanced Product Requirements as specified in Exhibit H), Nokia Siemens shall conduct the applicable Acceptance Tests set forth in the Acceptance Test Plans in accordance with Exhibit P to verify that the Enhanced Products, as modified, meet the applicable Acceptance Criteria. Once the applicable Enhanced Products successfully pass such Acceptance Tests, TerreStar shall Accept such Enhanced Products in writing.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(d)	[***]

7.4	Product Enhancements.

(a)	The Parties have agreed that Nokia Siemens will provide a set of Product Enhancements [***] in order to supplement the Product modifications to be delivered by Nokia Siemens as part of its general Product development program in accordance with Sections 7.2 and 7.3 above so that the Products will meet TerreStar’s requirements, as further described in Exhibit H. The details regarding these Product Enhancements are set forth in Sections 7.4(b) and (c) below and in Exhibit H. In addition, TerreStar may from time to time request Nokia Siemens to develop Additional Product Enhancements, whether specified in Exhibit H or otherwise, in accordance with Section 7.4(d) below.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	There are two kinds of Product Enhancements, including [***] (to implement [***] (as described in Sections 4.4 and 4.5 of Exhibit H)) and [***] (to implement the I-HSPA Release Two Candidate Features (as described in Section 7.4(c) below) that Nokia Siemens elects not to incorporate into I-HSPA Release 2 itself) (as each are identified in Exhibit H). Without the need for an additional Order except as set forth below, Nokia Siemens shall develop and deliver the [***] for the applicable Charges set forth in Exhibit F. Nokia Siemens agrees to deliver all [***] by not later than [***], except as set forth below. The [***]. With regard to the [***] referred to on Exhibit H as “[***],” Nokia Siemens shall become obligated to develop and deliver such Product Enhancement only after the scope and pricing for such Product Enhancement has been agreed and a Purchase Order for such Product Enhancement has been submitted. [***]

(c)	The elective Product Enhancements are described in this Section 7.4(c). [***]

(d)	If TerreStar requests Nokia Siemens to provide any other Product Enhancement (each an “Additional Product Enhancement”), Nokia Siemens shall in good faith review such Additional Product Enhancement request upon the written request by TerreStar. Any such request shall be subject to an amendment to this Agreement or a separate R&D agreement containing the scope, Charges, time schedule and other requirements to be agreed by the Parties in writing. If such Product Enhancement involves the accelerated development or modification of a feature that is already part of Nokia Siemens’ then-current Product Development Roadmap, Nokia Siemens agrees to develop or modify such feature as a Product Enhancement for TerreStar at Charges and schedule to be mutually agreed upon in writing. In any case, if Nokia Siemens agrees to develop any such Product Enhancement, it shall do so for an additional, mutually agreed upon charge. At the time of such determination, the Parties shall also agree in writing on the associated specifications and delivery schedule for such Product Enhancement. Nokia Siemens shall develop and deliver such Additional Product Enhancement accordingly.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(e)	Each Product Enhancement (other than an Additional Product Enhancement) shall be subject to System Acceptance Testing or New Product Major Software Release or PDC Acceptance Testing (as applicable) in accordance with Exhibit P. Each Additional Product Enhancement provided by Nokia Siemens hereunder shall be subject to New Product Major Software Release or PDC Acceptance Testing in accordance with Exhibit P. [***], subsequently purchased by TerreStar pursuant to this Agreement in accordance with time schedule mutually agreed upon by the Parties in writing and [***]. So long as TerreStar continues to purchase Software Maintenance Services for the Products, Nokia Siemens will provide Maintenance Services for Product Enhancements to the same degree it provides such Services for its standard Network Software. All Product Enhancements shall constitute Software, subject to the software license terms set forth in Exhibit D-3. To the extent that Nokia Siemens elects to retire a Product pursuant to Section 7.8 that includes any Product Enhancement without including such Product Enhancement (or equivalent functionality) in the Product that will replace the retired Product, Nokia Siemens shall provide written notice of such election to TerreStar as soon as Nokia Siemens determines that it is likely to retire the Product. [***]. If TerreStar submits the Order within such [***] period and the Product Enhancement is not available to TerreStar by such date set forth for the release of the replacement Product in the proposal, [***]. Such [***] shall be available to TerreStar only in connection with the purchase of a [***] to be developed by Nokia Siemens for TerreStar. Notwithstanding Section 7.8, in such event, Nokia Siemens agrees not to discontinue the Maintenance Services for Products containing the [***] is available and has been Accepted by TerreStar.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(f)	To the extent that a Product Enhancement is not delivered and Accepted within [***] after its Scheduled Completion Date (as set forth in this Agreement or otherwise mutually agreed upon in writing) due to the sole fault of Nokia Siemens, [***]. Delays not attributable to Nokia Siemens will extend the relevant time periods for Nokia Siemens’ performance by the actual time lost by such delay. Nokia Siemens will mitigate, as far as is practical, any additional costs arising as a consequences of any such delay. Remaining additional costs will be invoiced to TerreStar. The liquidated damages shall be the sole and exclusive remedy for TerreStar regarding the delivery delays of Product Enhancements for the [***].

(g)	Subject to the credit arrangement set forth in Section 16.2(b) (vi), TerreStar’s Volume Commitment shall be reduced by the total Charges paid by TerreStar (exclusive of taxes, credits and discounts) for each Product Enhancement covered in Exhibit H.

7.5	[***] Interface Verification Services.

TerreStar shall have the option by written notice to Nokia Siemens to purchase from Nokia Siemens the interface verification Services described in Exhibit I (“[***] Interface Verification Services”). If TerreStar is considering electing to exercise such option, Nokia Siemens will propose scope of work for each interface or bundle of interfaces to be verified. If TerreStar elects to exercise such option, TerreStar shall pay the mutually agreed upon charges for such Services. Nokia Siemens shall perform the [***] Interface Verification Services in accordance with the scheduling and other requirements mutually agreed upon in writing at the time TerreStar exercises such option. The [***] Interface Verification Services shall be subject to Acceptance Testing in accordance with the Acceptance process described in Exhibit I.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

7.6	Type Approval.

Nokia Siemens shall be responsible for all costs and expenses related to obtaining and maintaining in effect applicable U.S. Type Approvals for each kind of Product to be provided under this Agreement. Nokia Siemens shall obtain the Type Approval from the FCC. If not already obtained, Nokia Siemens shall obtain Type Approval for Products to be sold into the U.S. prior to commercial release of the applicable Product consistent with the delivery schedule for such Product. Nokia Siemens shall obtain Type Approval for additional or modified Products added to this Agreement prior to the date that such Products are made commercially available to TerreStar. At the regularly scheduled program management meetings, Nokia Siemens shall report to TerreStar on the progress of its efforts to obtain such Type Approvals.

7.7	Product Evolution.

(a)	As part of Nokia Siemens’s ongoing initiatives to improve the performance and functionality of the Product, the Parties contemplate that, from time to time during the term of this Agreement, Nokia Siemens may modify, change, replace and otherwise upgrade the Products offered for purchase under this Agreement (each referred to as a “New or Upgraded Model”), including without limitation by manufacturing new Products or new models of the Products. Nokia Siemens will use reasonable efforts to keep TerreStar informed of its plans with respect to any major New or Upgraded Models, [***]. Nokia Siemens shall use reasonable efforts to provide TerreStar with a copy of its then current Product Development Roadmap as new versions are released. Any Product Development Roadmaps provided to TerreStar in connection with this Agreement are indicative only. Any information referred to in a roadmap is not intended to imply a binding commitment. The roadmaps represent reasonable time and feature estimates, based on Nokia Siemens current internal plans for the development and supply of these products for commercial use, and also upon Nokia Siemens current understanding of existing standards, technologies and market situations. These roadmaps may therefore change in the future. Final product deployments may include different features and different timelines. If TerreStar determines to add a New or Upgraded Model to this Agreement, such New or Upgraded Model shall thereafter be deemed a “Product” hereunder and the Parties will cooperate in good faith to amend this Agreement as necessary (including without limitation to add additional Product descriptions to Exhibit A) to include such New or Upgraded Model. From such point forward, TerreStar may place Orders for, and Nokia Siemens shall supply hereunder, such New or Upgraded Model as Products under this Agreement. Nothing in this Section 7.7 shall limit Nokia Siemens’s obligations under Sections 7.2, 7.3 and 7.8.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	All future Products, excluding future Product Enhancements, will be priced at a minimum discount of [***]% from the [***] for the Product. TerreStar shall have the right to have an audit conducted for purposes determining compliance with this provision in accordance with Section 19.2 of this Agreement.

(c)	It is understood that Nokia Siemens may make minor modifications to the Products or Services, or provide minor new versions or models of individual items of Products or Services, without the obligation to notify TerreStar and [***], provided that such modifications and/or new versions continue to comply with their applicable Specifications and otherwise (i) materially meet the requirements of this Agreement and (ii) are materially compatible to the extent required by this Agreement with any equivalent Products and Services earlier delivered under this Agreement.

7.8	Product End-of-Life.

If Nokia Siemens decides to discontinue manufacturing any particular Product or Product extensions provided under this Agreement, Nokia Siemens shall inform TerreStar of such decision. In any event, [***]. The following continuing end-of-life obligations do not apply to Product Enhancements [***] set forth under Section 7 above. Following the effective date of such discontinuance (“Product Termination Date”), Nokia Siemens shall continue to offer the affected Product and/or Product extensions as follows: [***]

Network Elements	[***] from [***]

Spare parts (or compatible replacement parts) for Network Elements*	[***] from [***]

Hardware repair services for Network Elements	[***]s from [***]

For Software Maintenance Service for RAN Software and Core Software, the N+2 Software Release rule is applied. TerreStar can skip one Software Release (N+1) and remain on the existing Software Release (N) without any Software Maintenance Services impact provided that a valid Maintenance Services Agreement exists between TerreStar and Nokia Siemens. [***]	As described.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

During the limited Software Maintenance Support, there will be no Software Updates except for Level A or B Failures. After expiration of the limited Software Maintenance Support period, local help desk (without response time commitment) and emergency service are available only through purchased supplemental Maintenance Services.

Once the full Software Maintenance Support period has expired (as described above) and if the applicable Software is no longer being supported as part of the Software Maintenance Services due to the discontinuation of Software, [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

* During the [***] period during which Nokia Siemens continues to support Spare Parts, Nokia Siemens shall both (i) offer to TerreStar the right to continue to receive Spare Parts Management Services as described in Exhibit D-1 and (ii) provide TerreStar with the right to purchase spare parts [***]. Following such [***] period, provided that TerreStar has elected to continue the Spare Parts Maintenance Services provided under Exhibit D-1 Nokia Siemens shall continue to provide spare parts as part of its standard Spare Parts Supply Service.

Additional Network Elements that have been discontinued, extensions of such Network Elements, spare parts for such Network Elements and hardware repair services for such Network Elements must be ordered by TerreStar prior to the expiry of the respective time periods set forth above.

7.9	Packing.

All Products shall be shipped in appropriate shipping containers, including the associated Documentation and relevant shipping documents. The Product packaging shall include any and all components necessary to adequately protect the Product contents from typical shipping, handling and storage hazards.

7.10	Delivery.

All Products shall be delivered to the applicable TerreStar Site, [***], (Incoterms 2000) specified by TerreStar or the applicable Approved Purchaser in the applicable Order. [***] If TerreStar requests in writing, Nokia Siemens shall deliver Software, Software Updates and Software Releases via CD. Delivery of Software, Software Updates and Software Releases shall be considered complete when the Software, Software Update or Software Release or the license key, if any, is delivered or made available to TerreStar. Deliveries will either be to the TerreStar Site or a TerreStar-designated warehouse. No in-country warehouse is to be supplied by Nokia Siemens. Once a particular version of the Software has first been Accepted following all required Acceptance Testing (as further described in Exhibit P), all subsequent units of the same version of Software shall thereafter be Accepted upon delivery as described in Exhibit P. Any such Software (whether delivered independently or in connection with the Equipment) and any Software Release Upgrades are deemed accepted upon the delivery procedures as set forth in Exhibit P. For Software that is connected with the Network Equipment, the Software is deemed accepted upon the delivery of the Network Equipment. For Software that is delivered independently of the Equipment, Software, Software Updates and Software Releases are delivered through an appropriate medium as set forth in the Agreement. Until System Acceptance Testing has been completed for the I-HSPA Release 1 Start-up Configuration, Nokia Siemens shall have no obligation to deliver additional Products for use in the TerreStar Network (i.e., beyond those required to build out the I-HSPA Release 1 Start-up Configuration) except as stated in Exhibit P.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

7.11	Risk of Loss.

Nokia Siemens shall retain all risk of loss or damage with respect to any Product ordered under this Agreement until delivery of such Product in accordance with the delivery term set forth in Section 7.10 at the applicable TerreStar Site specified in the Order. Acceptance of the Products shall be handled as specified in Exhibit P. Risk of loss or damage to any Product shipped to TerreStar or other Approved Purchasers shall transfer to TerreStar or the Approved Purchaser, as the case may be, in accordance with the delivery term set forth in Section 7.10. Nokia Siemens shall select a duly qualified, reputable carrier to transport the Products to the TerreStar Site and shall maintain in effect adequate insurance to cover any loss or damage to Products incurred during the period that Nokia Siemens retains the risk of loss or damage for such Products, as specified above.

7.12	Title.

Title to each Product (excluding Software and firmware) shipped pursuant to this Agreement shall be transferred to TerreStar or the applicable Approved Purchaser upon its full payment of the applicable Charges for such Product. Title to Software and Software Updates and Software Releases (including firmware) remains with Nokia Siemens and/or its licensors.

7.13	Documentation.

At no additional charge, Nokia Siemens shall deliver to TerreStar, together with Product shipped hereunder, standard Documentation for the Products purchased. The Documentation shall be prepared in the English language [***]. TerreStar shall have the right to reproduce or purchase additional copies of any Documentation provided by Nokia Siemens hereunder for its internal use only at commercially reasonable prices agreed by the Parties in writing, so long as TerreStar does not remove Nokia Siemens’ copyright and other proprietary notices contained thereon or distribute the Documentation to any third party.

7.14	Early or Late Delivery.

(a)	For each Order for RAN Products that has been confirmed by Nokia Siemens in accordance with Exhibit R, Nokia Siemens shall deliver the applicable Products subject to such confirmed Order to TerreStar on or before the Scheduled Delivery Date applicable to such Order. [***]

(b)	For each Order for Core Products that has been confirmed by Nokia Siemens in accordance with Exhibit R, Nokia Siemens shall deliver the applicable Products subject to such confirmed Order to TerreStar on or before the Scheduled Delivery Date applicable to such Order. [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(c)	If Nokia Siemens fails to make delivery of the Products specified in an Order within [***] after the end of the Scheduled Delivery Date to the extent due to reasons solely attributable to Nokia Siemens or its Affiliates or its Subcontractors, Nokia Siemens shall be liable for liquidated damages for the delayed Products calculated on the basis of the price of the Products delayed at the rate of [***] percent ([***]%) per each full calendar week of delay up to a maximum of [***] percent ([***]%) of the price of the delayed Products. For avoidance of doubt, the price of the Products for these purposes is the net price of such Products, after application of any relevant discounts or credits.

(d)	The Parties mutually acknowledge that the amounts specified in Section 7.14(c) are reasonable in light of the anticipated actual harm that might be caused by any such delay and the difficulty of ascertaining damages. Such liquidated damages will be payable, at Nokia Siemens’s option, as an offset against TerreStar’s final or other payments due with respect to the Products so delayed, or by the provision within [***] thereafter of Products and/or Services free of charge for the corresponding value. TerreStar does not have the right to terminate any Orders pursuant hereto on account of delays attributable to Nokia Siemens [***]. Nokia Siemens has no other liability for delays in delivering the Products other than as specified below in this Paragraph 7.14. [***] Subject to the foregoing, the liquidated damages shall be the sole and exclusive remedy for TerreStar regarding the delivery delays of Products for [***] delay.

(e)	Delays attributable to TerreStar or its other contractors will extend the relevant time periods for Nokia Siemens’s performance by the actual time lost by such delay. Nokia Siemens will mitigate, as far as is practical, any additional costs arising as a consequences of any such delay. Remaining additional costs will be invoiced to TerreStar.

8.	IMPLEMENTATION SERVICES AND ACCEPTANCE

8.1	Overview of Implementation Services.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Nokia Siemens shall provide the Implementation Services specified in Exhibit C for TerreStar and other Approved Purchasers to install, commission, integrate, test and make operational the applicable Products to be installed in each TerreStar Site. Nokia Siemens shall provide the Implementation Services in accordance with the scheduling and other requirements set forth in Exhibits C and L.

8.2	Implementation of Network Equipment.

When Nokia Siemens is to provide Implementation Services under this Agreement, TerreStar agrees to use reasonable efforts to acquire and prepare each TerreStar Site included in the applicable Market, in the agreed time schedule set forth in Exhibit C, and in compliance with the TerreStar Site readiness requirements specified in Exhibit P or as otherwise agreed by the Parties in writing. TerreStar shall be responsible to prepare the TerreStar Site for installation and commissioning of the Products, including providing the backhaul communications, and other facilities needed for Nokia Siemens to install Products, in sufficient time to allow for the timely delivery and performance of Implementation Services by Nokia Siemens. Use of the TerreStar Sites and all such facilities by Nokia Siemens for the performance of its obligations hereunder are free of charge to Nokia Siemens. Nokia Siemens will have free access to all TerreStar Sites at times (including overtime hours, Saturdays, Sundays and holidays). TerreStar shall use reasonable efforts to take all appropriate measures, whether or not proscribed by applicable law, to prevent access of unauthorized persons to the TerreStar Sites where Product is installed and operated and to install proper warning signs outside such TerreStar Sites.

Once Nokia Siemens has approved a TerreStar Site as being ready for implementation in accordance with the requirements set forth in Exhibit N, Nokia Siemens shall provide the Implementation Services, needed to properly install, commission and integrate the Products to be located at such TerreStar Site, all in accordance with Exhibit C. Nokia Siemens shall promptly notify TerreStar and the Deployment Contractor of any failure of the TerreStar Site to meet the Site Specifications that Nokia Siemens becomes aware of during the installation process, and TerreStar shall be responsible to promptly correct such failure, subject to Section 8.4. Nokia Siemens shall use reasonable efforts to cooperate with TerreStar and the Deployment Contractor (including by completing the activities identified in Exhibit M) to enable them to correct any such failure as soon as feasible and in a manner that minimizes the impact of such failure on TerreStar. If TerreStar requests Nokia Siemens to provide material additional cooperation beyond what is specified in Exhibit M or elsewhere in this Agreement, such cooperation shall be provided at TerreStar’s expense. During the period such corrections are ongoing, in order to mitigate the effects of any such failure, Nokia Siemens shall continue to perform and complete any Implementation Service activities at such TerreStar Site that are not impacted by such failure. Any additional Services or Site visits required by Nokia Siemens at these Sites shall be provided for the applicable Charges set forth in Exhibit F. Once such a failure is remedied, Nokia Siemens shall promptly complete all affected Implementation Service related activities at such TerreStar Site and shall notify TerreStar in writing that the TerreStar Site is ready for Product Acceptance Testing (as defined in Exhibit P).

8.3	[***].

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(a)	To the extent Nokia Siemens fails to complete the Site Implementation Services for any TerreStar Site [***] after the end of the Scheduled Completion Date therefor due to reasons solely attributable to

Nokia Siemens’ or its Affiliates’ or Subcontractors’ provision of the Site Implementation Services work, Nokia Siemens shall be liable for [***]. Delays not attributable to Nokia Siemens, its Affiliates or Subcontractors, or delays caused by Product delivery delays, will extend the relevant time periods for Nokia Siemens’ performance by the actual time lost by such delay. Nokia Siemens will mitigate, as far as is practical, any additional costs arising as a consequences of any such delay. Remaining additional costs will be invoiced to TerreStar.

(b)	The Parties [***]

8.4	Installation of Related Equipment.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

TerreStar shall be responsible for installation of all cabling and related equipment and services to be installed at each TerreStar Site as required for the proper operation of the Network Elements as part of the TerreStar Network, including without limitation installation of antenna and backhaul equipment, cabling, backhaul services and other related equipment and services (collectively, “Related Equipment”). TerreStar’s responsibilities are described in more detail in Exhibits C and M. Nokia Siemens agrees to use reasonable efforts to cooperate in good faith to assist TerreStar, the Deployment Contractor and TerreStar’s other applicable equipment and service providers to properly install and configure such Related Equipment and, if requested by TerreStar, to provide [***] Interface Verification Services in accordance with Exhibit I. If TerreStar requests Nokia Siemens to provide material additional cooperation with such contractors and providers beyond what is specified in Exhibit M or elsewhere in this Agreement, such cooperation shall be provided at the expense of TerreStar. Any such [***] Interface Verification Services and all related terms and conditions, including pricing, shall be separately agreed by the Parties in writing in accordance with Exhibit I. To the extent a problem in properly installing and configuring such Related Equipment is traced to a problem solely caused by Nokia Siemens in the installation, configuration or operation of Products installed by Nokia Siemens at such TerreStar Site, Nokia Siemens shall be responsible at its expense to promptly remedy such problem relating to the Products, including by providing on-Site corrective support, if so mutually agreed by the Parties in writing.

8.5	Timing of Acceptance Testing.

The Parties acknowledge and agree that Acceptance Testing shall be conducted at the [***] and with respect to other [***] as specified in Exhibit P.

(a)	TerreStar Product Acceptance Testing. Within the time set forth in Exhibit P following completion of each TerreStar Site where any Products will be installed, including without limitation completion of both the Site Implementation Services by Nokia Siemens for the applicable Products and implementation of Related Products required to build out such TerreStar Site by TerreStar, Nokia Siemens shall conduct the Product Acceptance Testing set forth in Exhibit P to determine whether the Network Elements are free from defects in material and workmanship, perform in accordance with their applicable Specifications, have been properly installed, commissioned, configured and integrated and otherwise meet their applicable Acceptance Criteria for such TerreStar Site. Details regarding the applicable Acceptance Test procedures for such testing are as set forth in Exhibit P. Product Acceptance shall constitute final Acceptance of the Product associated with such TerreStar Site.

(b)

[***] Acceptance Testing. Notwithstanding the preceding, with respect to the [***], the Parties acknowledge and agree that [***] shall be required after all of the RAN Network Elements associated with an entire [***] have been successfully installed and configured, and after all of the other Site Services and Site Implementation Services have been completed and all Related Equipment have been installed with respect to the associated TerreStar Sites that make up such Cluster as described in Exhibit P. The RAN Cluster Acceptance shall serve to

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

demonstrate (i) [***]; and (ii) that Products operate in conformance with the Specifications to the extent that such conformance could not be verified at [***] Acceptance. As set forth in Exhibit B-2 if at least [***] percent ([***]%) of the TerreStar Sites that make up a RAN [***] have been so completed, but the remaining TerreStar Sites will not be completed within [***] after the date that the last TerreStar Site within such [***] necessary to exceed such threshold was completed, Nokia Siemens shall have the option, by providing written notice to TerreStar, to require [***] Acceptance Testing to initially be conducted on only those TerreStar Sites that have been completed (“[***] For each such TerreStar Site, TerreStar shall be entitled to conduct additional [***] Acceptance Testing on just those TerreStar Sites that were completed after [***] Acceptance Testing was completed.

(c)	[***] Acceptance Testing. Acceptance Testing of the RAN Products for each [***] shall be conducted only when all of the RAN Products associated with [***] have been installed, all Site Services, Site Implementation Services and Related Products have been properly installed and completed in accordance with this Agreement, and all applicable [***] have been successfully completed [***] and TerreStar has Accepted such TerreStar Network Elements and [***]. For the avoidance of doubt, Acceptance of Products during the TerreStar Product and [***] Testing process shall not constitute Acceptance of the [***].

(d)	Other Products, Services and Deliverables that are subject to Acceptance Testing shall be handed pursuant to the applicable Acceptance procedures set forth in Exhibit P.

8.6	Acceptance Procedures.

(a)	For each [***] included in a particular Acceptance Testing exercise, within a reasonable time after TerreStar has been notified that such [***] is ready for Acceptance Testing, Nokia Siemens shall perform the Acceptance Tests set forth in the applicable Acceptance Test Plans as described in Exhibit P to determine whether the Products installed at such TerreStar Site, and the coverage and performances in the [***] meet their Acceptance Criteria set forth in Exhibit P. Acceptance Testing will be carried out within the time periods specified in Exhibit P. TerreStar shall have the right to observe and participate in all Acceptance Testing conducted by Nokia Siemens.

(b)	Notwithstanding the preceding, it is expressly understood that Acceptance Tests will be carried out only when the applicable [***] have met the pre-requisites for commencement of Acceptance Testing, as set forth in Exhibit P unless otherwise stated in Exhibit P. The details for the conduct of the Acceptance Testing are as set forth in Exhibit P.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(c)	The foregoing procedure shall be [***] comply with the Acceptance Criteria as set forth in Exhibit P have been corrected.

(d)	[***]. It is expressly understood that no repeat of Acceptance Tests shall be performed for [***].

(e)	Upon satisfactory completion of these Acceptance Tests, Nokia Siemens will issue a certificate of Acceptance. TerreStar agrees, within the time period set forth in Exhibit P, to either sign the certificate or to notify Nokia Siemens in writing of its objections to the test results (specifying in detail the nature of the objections); if neither event has occurred within the time period set forth in Exhibit P, the applicable Services are deemed accepted. Notwithstanding the actual date of issuance of the Acceptance certificate, Acceptance will be deemed to have occurred on the date when Acceptance Testing was completed with satisfactory results.

(f)	If a TerreStar representative is not present at the Acceptance Tests, a certificate of Acceptance will be issued by Nokia Siemens on the basis of Nokia Siemens’s test Acceptance report. [***] will not delay issuance of the certificate of Acceptance provided they do not prevent satisfactory commercial operation and do not result in a significant absence of functionality materially affecting (a) traffic quality, (b) key service functionality, or (c) operations and maintenance. [***] will be recorded in a separate document attached to the certificate of Acceptance (Punchlist) together with the corrective action (and time frames applicable to such action) to be taken by Nokia Siemens. Nokia Siemens shall cure all of the deficiencies and discrepancies so recorded in accordance with Exhibit P.

(g)	For repeated deliveries of Products or Services identical to items earlier delivered, TerreStar may waive the performance of these Acceptance Tests in which case such items will be considered Accepted upon the earlier to occur of putting such items into commercial service or, in the absence of written notice of rejection given prior to the time limits hereinafter specified, [***] after completion of Site Implementation Services.

(h)	If not earlier granted, Acceptance will always be deemed to have occurred once the relevant Products or Services have been put into commercial use. A certificate of Acceptance will be issued in such cases by Nokia Siemens. Such deemed Acceptance will be without prejudice to Nokia Siemens’ obligations to remedy defects under the applicable warranty terms or to complete testing under agreed procedures.

(i)	If Nokia Siemens [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

9.	MAINTENANCE, SUPPORT AND TRAINING

9.1	Hardware and Software Maintenance Services.

(a)	The Parties have provided to each other forms of the Maintenance Services Agreement, including related annexes thereto (collectively, the “Working Documents”) that will serve as the basis for negotiating and executing the actual Maintenance Service Agreement. Within [***] following the Effective Date, the Parties shall negotiate in good faith to reach agreement on and to execute such Maintenance Services Agreement starting from the Working Documents as follows: The Working Documents contain generally each Parties’ respective positions regarding the proposed Maintenance Services arrangement with Nokia Siemens’ view expressed in the original unmodified versions of the Working Documents and TerreStar’s view expressed in the redlined markups to same The agreed and executed Maintenance Services agreement shall be attached to this Agreement as Exhibit D-1.

(b)	Throughout the Term of this Agreement and for a period of [***] following the earlier of (i) the applicable Product Termination Date or (ii) the expiration or termination of this Agreement (with respect to non-retired Products), Nokia Siemens shall offer maintenance and support services for the Products as set forth on Exhibit D-1 (“Maintenance Services”). Notwithstanding the foregoing, Nokia Siemens shall offer the Software Maintenance Support for RAN Products and Core Products as set forth in Section 7.7. TerreStar shall have the option to purchase any such Maintenance Services from Nokia Siemens on an annual basis during such period. Such Maintenance Services shall include corrective maintenance to keep the Products in good working condition and operating as needed for the operation of the TerreStar Network. Nokia Siemens shall be responsible to repair or replace defective Network Equipment and to correct bugs in any embedded Network Software installed in any such Network Equipment to keep it in good working condition.

(c)	Nokia Siemens provides Software Updates as follows: [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(d)	Nokia Siemens provides Software Releases for Operating Software, with new Application Software often made available at the same time. [***] If TerreStar elects to purchase any such Software Release for Operating Software or any new Application Software, TerreStar must pay the applicable additional Charges therefor as set forth in Exhibit F (in the case of Software releases of Operating Software) or the applicable rate determined in accordance with this Agreement (in the case of new Application Software). If TerreStar has previously purchased Application Software, TerreStar may have to purchase Software Releases for the associated Operating Software in order to obtain updates to such previously purchased Application Software. In such event, TerreStar will not be required to separately purchase a new Software Release for such previously purchased Application Software, since Nokia Siemens does not provide separate Software Releases for existing Application Software. TerreStar acknowledges that Nokia Siemens typically offers enhancements to Application Software as new Application Software Products which TerreStar would have to purchase for an additional Charge, and does not typically incorporate such enhancements in the Software Release for Operating Software. Nokia Siemens also offers TerreStar the option to purchase additional licenses to increase capacity of certain Network Software previously purchased by TerreStar. If TerreStar elects to purchase any such capacity increases, TerreStar must pay the applicable additional Charges therefor.

(e)	TerreStar may from time to time request ad hoc consulting or support services (including on-site support) from Nokia Siemens that are within the general scope of Nokia Siemens’ business. Upon receipt of any such written request, the Parties agree to negotiate in good faith regarding the scope, delivery schedule and other applicable terms that would apply to such support services, following which Nokia Siemens shall provide a quote for the applicable Charges, which shall be commercially reasonable. Upon reaching agreement on such support services, the Parties shall set forth such terms in a written statement of work, which shall become effective when executed by authorized representatives of both Parties. Following execution, Nokia Siemens shall provide, and TerreStar shall pay for, the support services set forth in such statement of work.

9.2	Spare Parts.

For a period of [***] following the earlier of (i) the applicable Product Termination Date or (ii) the expiration or termination of this Agreement (with respect to non-retired Products), Nokia Siemens (so long as TerreStar has a Maintenance Services Agreement in the form set forth in Exhibit D-1 still in place with Nokia Siemens) agrees to ensure that TerreStar can continue to obtain Spare Parts Management Services and/or purchase spare parts (or compatible replacement parts) for any Products purchased under this Agreement, all in accordance with Section 7.8. Spare parts shall be purchased by TerreStar and its Approved Purchasers at the applicable rates and charges set forth in Exhibit F.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

9.3	Training.

Nokia Siemens will provide TerreStar training with respect to the installation, use, operation and maintenance of the Products in accordance with Exhibit E. Exhibit F contains the applicable Charges for training classes offered by Nokia Siemens as of the Effective Date. To the extent that Nokia Siemens introduces additional training classes after the Effective Date, such training classes will be offered to TerreStar at the applicable pricing determined in accordance with this Agreement. [***]

10.	PRODUCT MANUFACTURING

10.1	Manufacturing.

The Products shall be manufactured by Nokia Siemens in accordance with the applicable Specifications, all applicable laws and regulations and other requirements of the Agreement. Nokia Siemens shall take all reasonable steps needed to create and maintain in effect production processes sufficient to ensure that it is capable of producing quantities of the Products necessary to meet TerreStar’s requirements in accordance with Section 10.2.

10.2	Production Plan.

On or before the fifteenth (15th) calendar day of each month, TerreStar shall provide Nokia Siemens with a non-binding forecast of TerreStar’s and Approved Purchasers’ expected purchase volumes for Products during the upcoming [***] period in accordance with Exhibit R.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

10.3	Quality Assurance Plan.

The Quality Assurance Plan that Nokia Siemens will follow is set forth in Exhibit Q (“QA Plan”). In addition, as part of the QA Plan, Nokia Siemens shall implement procedures that are consistent with the [***] quality standards throughout the Term of this Agreement.

10.4	Access and Inspection Rights.

TerreStar and any governmental authority accorded such right of inspection by applicable law or regulation shall be entitled to visit Nokia Siemens’ Product manufacturing facilities at times separately agreed by the Parties in advance (such agreement not to be unreasonably withheld) and during such visit shall be able to monitor the manufacturing processes. TerreStar may exercise such right from time to time in its reasonable discretion, so long as such visits are conducted on a non-interfering basis. There will be no limits on the frequency of visits by governmental authorities for purposes described above. If any inspection is made on the premises of Nokia Siemens, Nokia Siemens, without additional charge, shall provide all visiting personnel with reasonable access and escorts as mutually agreed to the applicable portions of the facility that are relevant to this Agreement. All such on-site inspections shall be conducted in a manner intended to minimize disruption to Nokia Siemens’s operations.

11.	EXCLUSIVITY AND MINIMUM VOLUME COMMITMENTS

11.1	Exclusivity.

During the period commencing on the Effective Date and ending on [***] (the “Exclusivity Period”), TerreStar commits that TerreStar will order from Nokia Siemens a minimum of [***] percent ([***]) of all RAN Equipment (i.e. radio access network terminal equipment comparable to the BTS Equipment) to be deployed at the TerreStar Sites that will make up TerreStar’s U.S.-based terrestrial wireless network. TerreStar further agrees that it shall order Contributing Products (as defined in Schedule A) for the following Markets exclusively from Nokia Siemens: [***]. In addition, during the Exclusivity Period, to the extent that TerreStar Orders BTS Equipment for any TerreStar Site from Nokia Siemens, subject to Sections 11.6 and 11.7, TerreStar shall also Order the following Services exclusively from Nokia Siemens with respect to that TerreStar Site: (i) RAN Network [***]; (ii) Site Implementation Services; and (iii) Pre-Launch Optimization Services (collectively, the “Exclusive RAN Services”). Collectively, the obligations described in this Section 11.1 are the “Exclusivity Commitments.”

11.2	Minimum Volume Commitments.

(a)

During the period commencing on the Effective Date and ending on [***] (such period, as it may be extended in writing under specific circumstances as provided herein, the “Minimum Commitment Period”), TerreStar agrees to order from

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Nokia Siemens a total of [***] units of Contributing Products (the “Volume Commitment”). In the event that TerreStar does not place Orders confirmed by Nokia Siemens for Contributing Products meeting the Volume Commitment during the Minimum Commitment Period to the extent due solely to the fault of TerreStar, then Nokia Siemens shall be entitled to receive a liquidated damage charge of [***] percent ([***]) of the portion of the Volume Commitment that remains unfulfilled as of the end of the Minimum Commitment Period less the amount, if any, payable to Nokia Siemens pursuant to the penultimate sentence of Section 11.2(b). Such amount (s) will be due and payable within [***] of Nokia Siemens’ date of invoice thereof. For the avoidance of doubt, TerreStar shall not be in breach of its Volume Commitment so long as Orders have been placed for all required Contributing Units by not later than the end of the Minimum Commitment Period under Orders providing for final delivery of such Products to the applicable TerreStar Sites by not later than [***] thereafter.

(b)

In addition, [***], TerreStar agrees to place a firm Order, for [***] units of Contributing Products by [***] in accordance with Exhibit R calling for delivery of such units to the applicable TerreStar Sites following completion of a field test (a “Rebanding Test”), to be conducted by TerreStar at its expense, which confirms that the Contributing Products meet the functionality requirements set forth in the R&D Agreement for S-Band Flexi-BTS Rebanding entered into between the Parties in [***] and in which no Level A or B Failures occur or are identified (a “Successful Rebanding Test”). The Rebanding Test shall be conducted by not later than [***]. To the extent that one or more of the applicable TerreStar Sites is not sufficiently prepared for Contributing Products to be installed at such TerreStar Site(s), Nokia Siemens shall deliver the Contributing Product units to be installed at such TerreStar Site (s) to TerreStar warehouse facilities until the TerreStar Site(s) are prepared, at which time Nokia Siemens in accordance with the demand plan services set forth in Exhibit R shall at TerreStar’s cost physically deliver such Contributing Product units to the applicable TerreStar Site in accordance with this Agreement. With respect to the stored units from the Order of these [***] units only, delivery of the Contributing Products to the applicable TerreStar warehouse facility for storage shall constitute delivery, rather than the further delivery to the applicable TerreStar Site, in accordance with this Agreement. The risk of loss for such Products is transferred to TerreStar upon the delivery to the TerreStar warehouse facility. Acceptance of delivery of such Contributing Products for purposes of invoicing shall be deemed to have occurred upon such delivery to the applicable TerreStar warehouse facility and any required Product Acceptance testing (and “System Acceptance Testing”, if it has not previously occurred) shall be performed following the further delivery to the applicable TerreStar Site and completion of the applicable Implementation Services in accordance with this Agreement. [***] If TerreStar fails to place a firm Order for the [***] units of Contributing Products as required by this Section 11.2(b) by [***], except in the event TerreStar conducts a Rebanding Test by [***] and such test was not a Successful Rebanding Test, Nokia Siemens shall be entitled to receive a liquidated damage charge of [***] percent ([***]) of the value of such units of Contributing Products every two weeks after [***], up to a maximum of [***] percent ([***]) of the value of such units of Contributing Products. Such amount will be due and payable within [***] of Nokia Siemens’ date of invoice

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

thereof. [***]. Notwithstanding the foregoing, TerreStar shall place a firm Order for [***] units of Contributing Products as soon as Nokia Siemens [***].

11.3	[***].

The Volume Commitment and the Exclusivity Commitments shall not become effective unless and until the following pre-conditions are satisfied: [***]

11.4	[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Nokia Siemens acknowledges and agrees that TerreStar is agreeing to make the Volume Commitment and the Exclusivity Commitments based on the fundamental assumption that Nokia Siemens will deliver the Enhanced Products that are Acceptable to TerreStar in accordance with Exhibit H containing all of the applicable Product Enhancements by the Scheduled Completion Date therefor, which is [***] (subject, in the case of the mandatory Product Enhancement referred to on Exhibit H as “[***],” to a purchase order for such Product Enhancement having been submitted no later than [***] prior to such date). [***]

11.5	[***]

[***]

11.6	[***]

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(a)	[***]

(b)	[***]

(c)	[***]

[***]

(d)	RAN Network [***]. If for any [***] or for [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(e)	RAN Implementation Services. [***]

Such activities will be measured and reported by TerreStar and the information shall be disclosed to Nokia Siemens in writing on a [***] basis. Delays attributable to TerreStar or its other contractors will extend the relevant time periods for Nokia Siemens’s performance by the actual time lost by such delay.

11.7	[***]

Notwithstanding TerreStar’s Exclusivity Commitments, [***]. In either case, TerreStar may only self-perform Exclusive RAN Services with TerreStar full-time badged employees [***] who meet the following requirements: such contractor (i) is subject to an existing written non-disclosure agreement with protections for Nokia Siemens’ Confidential Information consistent with those set forth herein, including the right to use such Confidential Information solely for purposes of providing services for TerreStar; and [***] [***]. Each such TerreStar employee [***] must meet current Nokia Siemens standard qualification and certification requirements to perform the particular Exclusive RAN Service that TerreStar elects to perform. If TerreStar elects to self-perform any of the RAN [***] rather than retain Nokia Siemens to perform such services, Nokia Siemens shall be relieved of its obligations under Section 20.4 to the extent of the [***] for which such Exclusive RAN Services were performed. For the avoidance of doubt, nothing in this Agreement shall restrict TerreStar’s right to self-perform or contract with any third party to perform any services other than Exclusive RAN Services.

11.8	Government Customers.

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

12.	CHANGE PROCEDURES

TerreStar may from time to time request modifications, changes and other upgrades (“Changes”) to the Products or Services provided under this Agreement by submitting a written Change request (“Change Request”) to Nokia Siemens. Within [***] after receipt of a Change Request or as otherwise mutually agreed, the Parties shall meet and discuss the feasibility of such Change and the time reasonably required for Nokia Siemens to assess such Change. Within [***] of such meeting, or such other period as the Parties may mutually agree in writing, Nokia Siemens shall provide TerreStar with a summary of the impact of such Change on the Charges and time required for performance, and TerreStar shall elect whether to pursue such Change. If TerreStar elects to proceed with the Change, should any such Change increase or decrease the Charges of or time required for performance of Nokia Siemens’ or its Subcontractors’ obligations hereunder, the Parties shall affect a reasonable adjustment in the price or delivery schedule, and/or Milestone Schedule, as applicable. Nokia Siemens will provide commercially reasonable back-up cost data to support its claim for any increase in the Charges due to any such Change.

[***]

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

[***]

13.	CONTRACT ADMINISTRATION

13.1	Contract Management.

(a)	Designated Executives. Each Party shall appoint a senior executive at the level of head of business line or above who shall have primary responsibility for the overall relationship established pursuant to this Agreement. The senior executives shall meet on a quarterly basis to discuss issues affecting the Products and Services and other work under this Agreement, such as design, development, testing and production of Products, development and implementation of new technologies and products, proposed regulatory and/or industry changes, marketing efforts and such other issues as the Parties may desire. In addition, at such meetings, the executives shall discuss their plans and objectives with respect to enhancing the Products and the development of new Product-related and TerreStar Network-related solutions. As part of such discussions (i) TerreStar shall share with Nokia Siemens its plans for potential future service offerings, potential market demand and anticipated product needs and (ii) Nokia Siemens shall share with TerreStar its plans regarding Product enhancements and evaluations as well as new Products under development. All such information shared between the Parties shall be deemed to be Confidential Information of the applicable disclosing Party.

(b)	Contract Managers. Each Party shall also appoint a program manager who will act as its day-to-day representative having the primary responsibility for performance of such Party’s obligations under this Agreement and for managing the relationship between the Parties (each, a “Contract Manager”), respectively. Each Party’s Contract Manager shall be responsible for managing the activities assigned to such Party pursuant to this Agreement. Each Party’s Contract Manager shall be empowered to make day-to-day decisions regarding this Agreement. The Contract Managers shall meet on a monthly basis or at such other times as are required to oversee the activities to be conducted under this Agreement, to review progress, to resolve problems and to plan future activities.

(c)	Reports. Nokia Siemens shall provide the additional reports set forth in Exhibit S within the time frames set forth therein.

(d)	Other Governance Activities. Exhibit S specifies additional governance-related duties and obligations that will be undertaken by the Parties with respect to this Agreement.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

13.2	Key Nokia Siemens Personnel.

Unless already specified in Exhibit S, Nokia Siemens shall work in good faith with TerreStar to determine which of the positions held by Nokia Siemens Personnel will constitute “Key Positions”. Nokia Siemens agrees to use its reasonable efforts to keep the Nokia Siemens Personnel filling such Key Positions continuously assigned to such positions during the Term of this Agreement (“Key Nokia Siemens Personnel”). [***] In any case, Nokia Siemens will notify TerreStar prior to re-assigning any such Key Nokia Siemens Personnel, and shall discuss in good faith any concerns that TerreStar may have regarding such re-assignment. TerreStar may request that Nokia Siemens remove or replace any Nokia Siemens Personnel working under this Agreement, for a reasonable and verified reason; provided, however, that any such replacement shall be at Nokia Siemens sole discretion and TerreStar may not request Nokia Siemens to terminate the employment of any Nokia Siemens employees. Nokia Siemens shall ensure that any replacement of a Nokia Siemens Key Individual or any other personnel involved in the performance of this Agreement is accomplished in a non-disruptive manner and that any relevant knowledge is transferred to such replacement personnel. No extension of time will be allowed due to any Nokia Siemens employee turnover, reassignment, replacement, termination or removal unless mutually agreed to by the Parties in advance in writing, and no expenses associated with any Nokia Siemens employee turnover, reassignment, replacement, termination or removal, including but not limited to the training of replacement employees, shall be chargeable to TerreStar.

13.3	Cooperation with Other TerreStar Contractors.

(a)	Nokia Siemens agrees without additional charge to TerreStar to provide the cooperation identified in Exhibits M-1, M-2 and H (to the extent of cooperation regarding Product Specifications) to the Deployment Contractor and the S-BSS Contractor and other third parties involved in the implementation of any TerreStar Site, in order to coordinate their respective activities with respect to the implementation of such TerreStar Site. The aforementioned cooperation shall exclude activities included as part of the Detailed Design Services and [***] Interface Verification Services and all such cooperation shall be scoped and priced separately by the Parties in writing or per Exhibit F if set forth therein. Without limiting the preceding, Nokia Siemens will carry out its related responsibilities set forth in the applicable Exhibits to this Agreement. Nokia Siemens agrees to use reasonable efforts to cooperate with the other agents, consultants, subcontractors and third party suppliers of TerreStar as specified in Exhibit M, [***], TerreStar shall reimburse Nokia Siemens for additional costs incurred to provide such cooperation and assistance and such request shall be handled in accordance with the Change Control Procedure set forth in Section 12.

(b)

Nokia Siemens agrees to share Nokia Siemens Confidential Information disclosed to TerreStar under this Agreement with third parties retained by TerreStar to the limited extent required for such third parties to fulfill their commitments related to this Agreement to TerreStar provided that if Nokia Siemens believes that

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

information that Nokia Siemens is requested to share is not actually required for such purpose, Nokia Siemens may notify TerreStar, and the Parties shall work together in good faith to resolve the matter. Prior to any such disclosure, TerreStar shall cause the applicable third party to first enter into a non-disclosure agreement in accordance with the terms of this paragraph. TerreStar shall remain fully responsible for all obligations performed by such third parties to the same extent as if such obligations were performed by TerreStar. Any access, if any, to Nokia Siemens Confidential Information beyond what is specified above shall be at the sole discretion of Nokia Siemens. Third parties retained by TerreStar shall comply with Nokia Siemens’s reasonable security and confidentiality requirements when provided access by Nokia Siemens to Nokia Siemens Confidential Information. In addition, TerreStar must first execute a confidentiality agreement with such third parties that contains confidentiality obligations consistent in material respects with those set forth in this Agreement prior to any access to Nokia Siemens Confidential Information. In addition, Nokia Siemens shall be entitled to execute a separate confidentiality agreements with such third party suppliers of TerreStar if Nokia Siemens chooses to do so. Nokia Siemens shall use reasonable efforts to promptly notify TerreStar if Nokia Siemens becomes aware that an act or omission of such a third party may cause a problem or delay in providing the Products or Services in the manner required by this Agreement and shall use reasonable efforts to work with TerreStar to prevent or circumvent such problem or delay to the extent such cooperation does not require material additional efforts and expenses on the part of Nokia Siemens.

(c)	If Nokia Siemens becomes aware of any information during the term of this Agreement which differs from information provided to Nokia Siemens by TerreStar under this Agreement or that is otherwise needed for Nokia Siemens to provide the Products and Services consistent with the requirements of this Agreement, Nokia Siemens shall use reasonable efforts to promptly notify TerreStar of such discovery in writing. The Parties shall then work together to obtain accurate and complete information as needed for Nokia Siemens to meet such requirements.

13.4	Subcontracting Rights.

Nokia Siemens shall be entitled to delegate or subcontract any of its obligations under this Agreement to a third party, unless such subcontractor will be performing work in connection with a U.S. Government contract entered into by TerreStar and such third party is currently suspended or debarred from doing business with the U.S. Government, appears on any terrorism watch list known to Nokia Siemens or its use would otherwise violate any other applicable law. Prior to the commencement of work hereunder, each Subcontractor used by Nokia Siemens hereunder must agree in writing to be bound to confidentiality obligations reasonably consistent with those contained herein, and Nokia Siemens shall notify TerreStar of the identity of such Subcontractor. Nokia Siemens shall only disclose Confidential Information of TerreStar to a Subcontractor on a “need-to-know” basis. Nokia Siemens shall remain fully responsible for all obligations performed by Subcontractors to the same extent as if such obligations were performed by Nokia Siemens. Nokia Siemens shall be TerreStar’s sole point of contact regarding this Agreement regardless of whether any portion thereof has been delegated to a Subcontractor.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

14.	SERVICE LEVEL AGREEMENT

(a)	Nokia Siemens shall provide the Products and Services in accordance with the performance standards, which are attached hereto as Exhibit L (the “Service Level Agreement”). To the extent the information is readily available to TerreStar; TerreStar shall be responsible for monitoring Nokia Siemens’ compliance with the Service Level Agreement. Otherwise, Nokia Siemens will be responsible for monitoring Nokia Siemens’ compliance with the Service Level Agreement. In the latter case, on or before the [***] following the end of each quarter during the Term, Nokia Siemens shall provide TerreStar with a written compliance report detailing Nokia Siemens’ performance against those areas of the Service Level Agreement that Nokia Siemens’ is monitoring. Details of such report shall be mutually agreed upon by the Parties prior to the due date for the first report. In the event that TerreStar’s records or the details contained in such report, or other information coming to the attention of TerreStar or Nokia Siemens, shows that Nokia Siemens has failed to comply with the Service Level Agreement, Nokia Siemens shall promptly investigate the root cause of such failure and shall report to TerreStar regarding its findings. Nokia Siemens shall also promptly take corrective action to correct the failure and to prevent its recurrence and shall report to TerreStar regarding its progress in doing so. [***].

(b)	Annual Review. On each one-year anniversary of this Agreement, TerreStar and Nokia Siemens shall review the Service Level Agreement to determine whether they need to be revised to reflect improvements in technology and industry standards. To the extent that the Service Level Agreement does not reflect such improvements in technology and industry standards, the Service Level Agreement shall be revised by mutual written agreement of the Parties to bring them into conformance therewith.

15.	FEES AND PRICING

15.1	Charges.

In consideration for the Products and Services and other chargeable items provided by Nokia Siemens pursuant to this Agreement, TerreStar shall pay to Nokia Siemens the applicable fees and other charges payable therefore as set forth in Exhibit F (“Charges”).

15.2	Taxes.

(a)	“Included Taxes” mean any Taxes [***].

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	“Taxes” means any tax, duty or similar liability imposed by any governmental agency (including interest, fines, penalties, or additions attributable or imposed on or with respect to any such taxes, duties and similar liabilities).

(c)	“Excluded Taxes” means any Taxes described as [***].

(d)	The Charges include [***] The Charges also include [***]

(e)	The Charges do not include, and [***].

(f)	Each Party shall be responsible for payment of [***].

(g)	All Taxes [***].

(h)	TerreStar shall withhold [***]. In addition, [***].

(i)	The Parties shall cooperate to minimize all Taxes, including but not limited to the following:

(i)	Nokia Siemens will use reasonable efforts to take all steps within its control that are necessary to ensure that all applicable exemptions and tax credits in respect of the Products and Services are available to TerreStar, and Nokia Siemens will use reasonable efforts to cause any Subcontractor to also take all such steps, and

(ii)	TerreStar will use reasonable efforts to take all steps within its control and not otherwise available to Nokia Siemens that are necessary to ensure that all applicable exemptions and tax credits in respect of the Products and Services are available to Nokia Siemens.

(j)	Subject to the indemnification procedures set forth in Section 22, in the event any governmental or taxing authority imposes or assesses Taxes against a Party hereto for which the other Party is responsible pursuant to this Section 15.2, the responsible Party shall indemnify the other Party for Taxes paid by the Party entitled to indemnification and shall reimburse such Party for related reasonable, direct costs of defense (whether or not such Party actually pays the subject Taxes). The Party that is assessed will take all reasonable steps to defend any such assessment. The responsible Party will be entitled to be promptly notified in writing of any assessment and to all reasonable information related to the assessment of Taxes, and, at its option and expense, may assume control of any defense or submission in respect of the assessed Taxes.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

15.3	No Other Charges.

The Charges for Products and Services set forth in Exhibit F are intended to fully compensate Nokia Siemens for all Products and Services provided by Nokia Siemens pursuant to this Agreement. Except as expressly set forth herein or as mutually agreed upon by the Parties in writing, Nokia Siemens may not charge TerreStar any amounts for any Product or Service provided or undertaken by Nokia Siemens pursuant to this Agreement unless TerreStar requests additional Products beyond those included in the Agreement or Services that go beyond the description of Services set forth in this Agreement. For avoidance of doubt the prices listed in Exhibit F correspond to the Products and Services offered by Nokia Siemens under this Agreement at the time of entering into this Agreement. When new Products or Services are added under the Agreement, the Parties shall agree upon the applicable Charges in writing.

16.	PAYMENTS AND INVOICING.

16.1	Invoicing.

(a)	Nokia Siemens shall invoice TerreStar in accordance with this Section 16.1 for all Products and Services provided pursuant to this Agreement. Each invoice shall include the applicable invoice date, Order number, Product part numbers (if applicable) and descriptions, quantities, unit prices and total amount due.

(b)	Nokia Siemens will invoice TerreStar or other Approved Purchaser for amounts due for Products ordered upon Acceptance of delivery of the applicable Products in accordance with the table set forth in Section 16.1(e).

(c)	For Services, Nokia Siemens will invoice TerreStar [***] for performance of Services during the [***] or at such other times as are mutually agreed in writing with respect to the applicable Service unless otherwise stated in the table set forth in Section 16.1(e). Notwithstanding the preceding, for Services provided on a [***],

Nokia Siemens will invoice TerreStar for the applicable [***].

(d)	Each invoice shall contain a separate line item itemizing the amount of any taxes that TerreStar or the Approved Purchaser is obligated to pay in connection with this Agreement.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(e)	Invoicing for Products and Services is described in detail below:

Product	Invoice Term
Initial Commercial CORE Application Software	[***]

Initial Commercial CORE Equipment and Operating Software	[***]

Core Equipment	[***]

CORE Operating Software	[***]

CORE Application Software	[***] [***] [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Core Product Cancellation Restocking Charge	[***]

OSS Product/Equipment/Software (Operating and Application Software)	[***]

RAN Product/Equipment/Software (Operating and Application Software)	[***]

RAN, CORE and OSS Software Release	[***]

PDC Charges	[***]

All Product, Software, Equipment, and Services	[***]

Services	Exhibit	Invoice Terms

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Market Model Tuning	B-1	[***]

Site Selection (Radio Planning) per Cell Site	B-1	[***]

Transmission Planning per Cell Site	B-1	[***]

Field Review and Extra Technical Site Survey Visits	B-1	[***]

Additional Site Selection (Radio Planning) Re-work for up to 3 additional SCIPs per Site.	B-1	[***]

SCIP Milestone Stand-by Charge	B-1	[***]

Pre-Launch Optimization	B-2	[***]

CORE Nominal Design	B-3	[***]

PS Core Site Design	B-3	[***]

Core Product Detailed Planning	B-3	[***]

OSS/OMS Connectivity Planning	B-3	[***]

Product and Equipment Logistics	C-1, C-2 C-3 & R	[***]

Product and Equipment Implementation	C-1, C-2, C-3	[***]

Install Power Cabinet w/ 8H BBU	C-1	[***]

Nighttime Premium/Uplift (7pm to 6am)	C-1, C-2, C-3	[***]

GPS Installation Kit, Cable (up to 25feet) and Implementation Services	C-1	[***]

Return RAN Product from DOP to HUB	C-1, R	[***]

Return RAN Product from DOP to HUB	C-1, R	[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

feeder less option	C-1	[***]

Supply and Install the Jumper Cables	C-1	[***]

Extra site visits for TI Re- deployment	R	[***]

Implementation Team in Market Below Volumes	R	[***]

Project Manager In Market Below Volumes	R	[***]

Reverse CORE Logistics Charges	R	[***]

Failed Site delivery / return of Product to Nokia Siemens DOP	R	[***]

Warehousing (Between 15 and 30 business days of Storage at DOP)	R	[***]

SW Maintenance	D-1	[***]

Software Expert Support Services	D-1	[***]

Software Deployment	D-1	[***]

Spare Parts Management	D-1	[***]

3rd Party Equipment Support Service	D-1	[***]

Training	E	[***]

[***] Interface Verification Test (Per Interface)	I	[***]

Network Design (Per Product)	K	[***]

16.2	Credits.

Once TerreStar is entitled to receive a credit listed under this Section 16.2, TerreStar must be current on all Charges and payments due to Nokia Siemens under the terms of this Agreement in order to receive the credit below. If TerreStar is not current on all such Charges and payments at such time, TerreStar shall not be entitled to actually receive the credit until [***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(a)	[***]

(b)	In addition, TerreStar will be entitled to the following credits:

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

[***]

If, to the extent due solely to delays on the part of Nokia Siemens, TerreStar is not able to use any of the preceding credits during the applicable time periods (for example, if Products were not available when scheduled due to reasons solely attributable to Nokia Siemens), the time periods during which the affected credits could have been applied will be extended for the period of such delay.

16.3	Payment Due Date.

(a)	TerreStar shall pay undisputed amounts set forth in invoices properly submitted by Nokia Siemens pursuant to this Agreement within [***] after the invoice Receipt Date thereof by electronic funds transfer to an account designated in writing by Nokia Siemens. Payments shall be made to the bank account of Nokia Siemens at Bank of America, USA; Wire Transfer ABA Number [***]; ACH Payment ABA [***]; Account Number [***], or at such other bank that Nokia Siemens may from time to time specify in writing. The Parties shall work together in good faith to implement an electronic interface between their respective systems to permit the delivery and receipt of invoices by means of electronic data interchange (EDI). The Parties shall use commercially reasonable efforts to implement such interface within [***] of the Effective Date or as soon as reasonably practicable thereafter.

(b)	TerreStar may withhold payment of any portion of any invoiced amount it disputes in good faith. If TerreStar elects to do so, TerreStar will notify Nokia Siemens in writing of such dispute within [***] following receipt of invoice, with such written notice specifying the reasons for the dispute. The Parties will work together in good faith to resolve the dispute prior to the applicable payment due date, however if the Parties are unable to resolve the dispute by such date, TerreStar may withhold the payment so long as TerreStar pays all undisputed amounts by such date. The Parties will thereafter use commercially reasonable efforts to promptly resolve any such dispute.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(c)	TerreStar reserves the right to raise payment disputes for up to [***] after the applicable payment due date during the first year following the Effective Date, or for up to [***] after the applicable payment due date thereafter. After such period, TerreStar may raise payment disputes solely through the audit process described in Section 19.

(d)	If for any reason Nokia Siemens does not invoice TerreStar for Charges or other amounts due and owing under this Agreement when such Charges or amounts were originally incurred, Nokia Siemens reserves the right to invoice TerreStar for such non-invoiced Charges or other amounts for up to [***] after the month during which such Charges or amounts were originally incurred with respect to Charges or other amounts incurred during the first year following the Effective Date, and for up to [***] after the month such Charges or amounts were originally incurred thereafter, with respect to all other incurred Charges or other amounts. After such period, Nokia Siemens may invoice for amounts not previously invoiced through the audit process described in Section 19.

(e)	In the event TerreStar fails to pay an undisputed amount within the payment term set forth above in Section 16.3(a), Nokia Siemens shall be entitled to interest at the lesser of (i) the Prime Rate plus [***] percent ([***]) or (ii) the maximum rate allowed by the applicable law on the unpaid balance of the undisputed payment from and after the due date until such amount is paid. Any partial payments received will first be applied to cover accrued interest, if any, and thereafter credited to cover the principal amount outstanding.

(f)	Nokia Siemens shall be entitled to sell/assign any receivables under this Agreement without TerreStar’s consent.

16.4	Credit Check.

(a)	Nokia Siemens reserves a right to require reasonable credit assurances (which shall be understood to mean information relating to ability to make the required payments rather than credit support) and to set a reasonable credit limit for TerreStar based upon Nokia Siemens’ customary criteria for customer contracts. Nokia Siemens may modify such credit limit in its reasonable discretion in the event of material adverse affect on TerreStar’s overall creditworthiness. In the event TerreStar requests a higher credit limit than the one provided by Nokia Siemens, the Parties shall in good faith review the credit limit and TerreStar’s credit limit request.

(b)	So long as TerreStar provides Nokia Siemens with reasonable credit assurances (if any have been required), stays within its credit limits and does not have outstanding undisputed payments, Nokia Siemens shall accept any applicable Order and provide the associated Products or Services, and, Nokia Siemens may not suspend delivery of such Products or Services unless TerreStar fails to make an undisputed payment when due and fails to cure such non-payment within [***] following receipt of written notice of same from Nokia Siemens. If any Order for Products or Services would exceed TerreStar’s then-current credit limit or would require TerreStar to provide credit assurances that TerreStar has not provided, Nokia Siemens may refuse to accept such Order, and the Parties shall seek to resolve such matter in good faith.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(c)	[***], provided that TerreStar advises Nokia Siemens in writing of its intention to purchase products from another supplier and Nokia Siemens does not, within [***] after such notice has been given, reverse its prior decision and accept the Order, and provided further that TerreStar is not then in arrears (beyond the [***] to make payment set forth under Section 16.3(a)) on undisputed amounts set forth in invoices properly submitted by Nokia Siemens pursuant to this Agreement. [***]

(d)	[***]

17.	OWNERSHIP OF INTELLECTUAL PROPERTY AND LICENSES

17.1	Grant of Licenses to Nokia Siemens.

TerreStar hereby grants to Nokia Siemens a worldwide, fully paid-up, limited, non-exclusive, non-transferable (subject to Section 26.3 hereof) license, good for the Term hereof, to use and reproduce the TerreStar Background Information and TerreStar Foreground Information provided by TerreStar and required by Nokia Siemens or its Subcontractors for the sole purpose of fulfilling Nokia Siemens’ obligations to TerreStar under this Agreement.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

17.2	Grants of Licenses to deliverables.

Nokia Siemens hereby grants to TerreStar and the Approved Purchasers a [***] (subject to Section 26.3 hereof) license to use the Nokia Siemens Background Information solely as incorporated with and into any deliverables (excluding Products) provided by Nokia Siemens to TerreStar pursuant to this Agreement as required to use, reproduce (with respect to deliverables other than the Products)and modify such deliverables in connection with the TerreStar Network. TerreStar and each Approved Purchaser shall have the right to permit third parties to use such deliverables solely for purposes of assisting TerreStar to receive and use the Products and Services to be provided pursuant to this Agreement in connection with the TerreStar Network. In addition, TerreStar may disclose and permit third parties to use such deliverables for other purposes so long as TerreStar (i) notifies Nokia Siemens of such disclosure in advance in writing, and (ii) either obtains Nokia Siemens’ consent to disclose such deliverable with any such embedded Nokia Siemens Background Information included in such deliverable or works with Nokia Siemens to remove any such embedded Nokia Siemens Background Information from such deliverable prior to disclosure. Nokia Siemens shall respond to any such request within [***] of written notice, and if any Nokia Background Information must be removed, Nokia Siemens shall identify the information to be removed within [***] of such written request.

17.3	Grants of Licenses to Software.

The use of any Nokia Siemens Network Software and any Software Update or Software Release incorporated into the hardware Product is subject to the Software License Terms in Exhibit D-3.

17.4	License Restrictions.

TerreStar shall not, directly or indirectly, decompile or disassemble the Network Software in an effort to obtain the Source Code therefor. TerreStar shall not rent, lease, grant a security interest in, or otherwise transfer rights to the Network Software except as permitted herein.

17.5	Ownership.

(a)	As between the Parties, (a) TerreStar shall retain all right, title and interest, including all intellectual property rights, in and to any and all TerreStar Foreground Information and TerreStar Background Information, and (b) Nokia Siemens shall retain all right, title and interest, including all Intellectual Property rights, in and to any and all Nokia Siemens Background Information, and Nokia Siemens Foreground Information, unless otherwise specified below, including any Network Software and any Products.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(b)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

(x)	[***]

(xi)	[***]

(xii)	[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(xiii)	[***]

[***]

The Parties shall agree in writing on the ownership of any other deliverable created by Nokia Siemens for TerreStar in future projects separately. For the sake of clarity, Product manuals and other similar Product-related material and documentation shall remain owned by Nokia Siemens. The Parties also agree to execute, and cause their contractors, subcontractors and employees to do the same, all agreements and documents needed to perfect the rights vested herein regardless of the eventual, resultant ownership.

(c)	[***]

17.6	Flow Down Obligations.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Nokia Siemens shall ensure that each of its Nokia Personnel and Subcontractors that are engaged in the development or creation of any Nokia Siemens Foreground Information to be owned by TerreStar do so only after they have executed and delivered to Nokia Siemens written agreements that provide for such persons or entities to make the assignments to Nokia Siemens that are necessary in order for Nokia Siemens to give full effect to the assignment of rights contemplated by Section 17.5.

18.	CONFIDENTIALITY

18.1	Confidential Information.

(a)	TerreStar Confidential Information. Nokia Siemens acknowledges that all confidential business, technical and financial documents, data, Customer Proprietary Network Information, reports and information of TerreStar, the Approved Purchasers, and their respective employees, agents and contractors, including, but not limited to, all documents, reports, records, books, files and other materials related to their respective businesses, that are supplied or otherwise made available to Nokia Siemens by TerreStar or any of the foregoing pursuant to this Agreement, or that are modified by Nokia Siemens in connection with this Agreement, shall, as between the Parties, be the sole and exclusive property of TerreStar and that such information shall be deemed to be the “Confidential Information” of TerreStar. TerreStar’s Confidential Information shall also include any TerreStar data supplied or made available to Nokia Siemens pursuant to this Agreement.

(b)	Nokia Siemens Confidential Information. TerreStar acknowledges that all confidential business, technical and financial documents, data, reports and information of Nokia Siemens and its Affiliates, employees, agents and contractors, including, but not limited to, all documents, reports, records, books, files and other materials related to its businesses, that are supplied or otherwise made available to TerreStar by Nokia Siemens, Nokia Siemens’ subcontractors or any of the foregoing pursuant to this Agreement, shall, as between the Parties, be the sole and exclusive property of Nokia Siemens and that such information shall be deemed to be the “Confidential Information” of Nokia Siemens. Nokia Siemens’s Confidential Information shall also include any Nokia Siemens data supplied or made available to TerreStar pursuant to this Agreement.

18.2	Agreement Terms.

This Agreement and the attached Exhibits and Schedules are confidential and proprietary to both Parties, and, except as required by law, this Agreement, and the terms hereof, shall not be shared by either Party with any person other than those persons who have a need to know in order to enable such Party to exercise its rights and to fulfill its obligations under this Agreement.

18.3	Confidentiality Obligations.

Each party receiving Confidential Information (the “Receiving Party”) of the other party (the “Disclosing Party”) shall (i) maintain the confidentiality of the Disclosing

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Party’s Confidential Information using the same degree of care it uses to protect its own Confidential Information of a similar nature, but in no event less than a reasonable standard of care: (ii) not use the Disclosing Party’s Confidential Information for any purpose other than to perform its obligations and exercise its rights under this Agreement; and (iii) shall limit the disclosure of the Disclosing Party’s Confidential Information only to those of its employees, agents and subcontractors having a need to know such information in order for the Receiving Party to fulfill its obligations under this Agreement; provided that any disclosure to any third party agent or subcontractor shall only be made pursuant to a written confidentiality agreement that contains confidentiality obligations consistent in material respects with those set forth in this Agreement. The Receiving Party agrees to take all actions reasonably necessary to prevent unauthorized use or disclosure of the Disclosing Party’s Confidential Information. The Receiving Party shall return the Disclosing Party’s Confidential Information in its possession to the Disclosing Party within a reasonable time after (a) the Disclosing Party’s written demand therefor, or (b) the expiration or termination of this Agreement. If the Receiving Party discovers that Confidential Information of the Disclosing Party has been used, disseminated or published in violation of this Agreement, the Receiving Party will promptly notify the Disclosing Party in writing, take all reasonable action to minimize the impact of the use, dissemination or publication, and take reasonable steps to prevent any recurrence. All Confidential Information of the Disclosing Party remains the property of the Disclosing Party. Neither this Agreement nor any disclosure of information hereunder grants the Receiving Party any right or license under any trademark, copyright or patent now or hereafter owned or controlled by the Disclosing Party except as may be expressly set forth herein.

18.4	Exceptions.

The following information shall not be deemed to be Confidential Information for purposes of this Article:

(a)	Information which is already public knowledge or becomes generally available to the public other than as a result of a disclosure by the party alleged to have violated this Article;

(b)	Information which becomes available to a party on a non-confidential basis from a source (other than the Disclosing Party) which is not bound by a confidentiality agreement with the Disclosing Party or whom the party alleged to have breached this Article has no reason to know is so bound;

(c)	Information which, prior to disclosure thereof by the disclosing Party, is in possession of the receiving Party without breach of any confidentiality obligations as proven by the contemporaneous written records of the receiving Party;

(d)	Information which is independently developed by the Receiving Party, without reliance on or use of Confidential Information of the Disclosing Party as proven by its contemporaneous written records; or

(e)	Confidential Information of the Disclosing Party which must be disclosed by the Receiving Party as required by law, provided that the Receiving Party shall

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

promptly notify the Disclosing Party of any such required disclosure in writing to enable the Disclosing Party to object to such disclosure and to obtain an appropriate protective order, and provided, further, that the Receiving Party shall only disclose that portion of the Confidential Information as is required by law.

18.5	Injunctive Relief.

Both Parties acknowledge that the breach of this Section 18 by either of them would cause the non-breaching Party irreparable harm not compensable by monetary damages. Accordingly, the Parties agree that the breach or threatened breach of this Section 18 by either of them shall entitle the non-breaching Party to injunctive relief, in addition to any other available remedies, without the necessity of posting any bond.

18.6	Public Statements.

Except to the extent required by law, neither Party will have the right to disclose publicly, whether through a news release, press release or other public release or statement, any information relating to this Agreement or the relationship established between the Parties without the other Party’s prior written approval, which it may withhold in its sole discretion. Any additional details of the business agreement(s) between the Parties will not be publicized without both Parties’ prior written approval.

18.7	Return of Confidential Information.

Upon expiration or any termination of this Agreement (in whole or in part), each Receiving Party shall return to the Disclosing Party (or destroy at the Disclosing Party’s written request) any affected Confidential Information of the Disclosing Party then currently in its possession. Within sixty (60) calendar days after expiration or termination, if requested in writing, an officer of the Receiving Party shall certify in writing that such Confidential Information has been returned or destroyed as required by this Section.

19.	RECORDKEEPING AND AUDIT RIGHTS

19.1	Recordkeeping Obligations.

Nokia Siemens shall maintain complete and accurate books and records of (i) the Charges and other amounts invoiced to TerreStar hereunder and supporting details and (ii) any records relating to Nokia Siemens’ performance under this Agreement to the extent that Nokia Siemens is already maintaining such records under this Agreement or in the ordinary course of business, in each case sufficient to enable TerreStar to verify Nokia Siemens’s performance under this Agreement, including without limitation regarding the Charges and other amounts invoiced by Nokia Siemens pursuant to this Agreement, any reimbursable items, Nokia Siemens’ costs for any item that is subject to reimbursement, hours expended for any Services that are provided by Nokia Siemens on a time and materials basis, Nokia Siemens’ compliance with the quality assurance requirements, and any other matters described in this Agreement as being subject to verification or audit. Nokia Siemens shall maintain all such books and records at its principal administrative offices in the United States throughout the Term of this Agreement and for a period of

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

three (3) years thereafter. Such books and records shall be maintained in accordance with prudent standards of good record keeping and in accordance with GAAP.

19.2	General Audit Rights.

Nokia Siemens shall provide TerreStar’s independent external auditors as TerreStar may from time to time designate in writing and government regulators, if such governmental regulators exercises its right to conduct an audit or request information under applicable laws, access at all reasonable times, no more than once a year (except in the case of government regulators for purposes described above), to Nokia Siemens’ books and records and other data relating to this Agreement residing at Nokia Siemens facility, all as reasonably necessary for the purpose of performing audits and/or inspections of Nokia Siemens in order to: (i) verify the accuracy of Nokia Siemens’s invoices for the Charges and other amounts payable hereunder; (ii) Nokia Siemens’s compliance with the other applicable terms of this Agreement; and, (iii) in case of governmental regulators, Nokia Siemens’ compliance with applicable laws or regulations. Prior to conducting any such audit, TerreStar’s senior executive shall notify Nokia Siemens’s senior executive in writing of its intent to conduct such audit using any of the notice delivery methods set forth in Section 26.7. Nothing in the Agreement shall limit or restrict either Party’s rights in discovery proceedings pursuant to any civil litigation. All audits shall be conducted during Nokia Siemens’s normal business hours and shall be conducted so as to minimize disruption to Nokia Siemens’s business operations. Subject to Section 19.3, all audits shall be at the expense of TerreStar.

Nokia Siemens shall have the right to exclude from such audit any of its confidential or proprietary information that TerreStar does not have the right to receive under this Agreement. For the avoidance of doubt, TerreStar’s independent external auditor has the right to receive records and information needed to verify Nokia Siemens’ compliance with the terms of this Agreement including the accuracy and validity of the Charges invoiced by Nokia Siemens hereunder. This audit does not require Nokia Siemens to disclose to TerreStar’s independent external auditors its cost of providing the Services or the Products (unless the Agreement expressly provides for reimbursement of costs) or to otherwise disclose the profit margins of Nokia Siemens. Any third party performing an audit (excluding a government regulator that is authorized by applicable laws to conduct such audit without signing such a non-disclosure agreement) must execute a nondisclosure agreement reasonably satisfactory to Nokia Siemens.

19.3	Adjustments to Charges.

If any such audit or examination reveals that Nokia Siemens’s invoices for the audited period are not correct, and Nokia Siemens does not successfully dispute the amount questioned by such audit, Nokia Siemens shall promptly reimburse TerreStar for the amount of any overcharges identified through such audit, or TerreStar shall promptly pay Nokia Siemens for the amount of any undercharges identified through such audit. If any overpayment by TerreStar exceeds [***] percent ([***]) of the applicable amount due for the audited period, Nokia Siemens shall pay in addition the reasonable, direct costs incurred by TerreStar to perform such audit or examination. With respect to any function required to be performed by Nokia Siemens hereunder, Nokia Siemens agrees to cooperate, unless Nokia Siemens’ auditors or legal counsels advise that Nokia Siemens

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

cannot comply with the request upon the receipt of TerreStar’s written request, with all reasonable written requests by TerreStar’s independent external auditors at TerreStar’s expense for information or documents regarding the obligations set forth under this Agreement which TerreStar’s independent external auditors deem reasonably necessary to assist TerreStar in complying with their respective obligations under the Sarbanes-Oxley Act and the rules promulgated thereunder.

19.4	Regulatory Audits.

The foregoing notwithstanding, TerreStar is subject to regulation by governmental bodies and other regulatory authorities under applicable laws and regulations. If a governmental body or regulatory authority exercises its right to conduct an audit or request information in accordance with applicable laws and regulations, Nokia Siemens agrees that any applicable governmental agency, regulator, or regulatory agency that, in whole or in part, has jurisdiction over this Agreement or TerreStar’s applicable business operations (each a “Regulator”) shall have reasonable access to Nokia Siemens’ applicable books and records, at the expense of TerreStar, for the purpose of examination, audit, inspection and use in any investigation or other proceeding instituted against either Party, provided such access is limited to the specific materials requested by such Regulator in order to verify compliance with laws and regulations.

19.5	Nokia Siemens’ Audit Rights.

TerreStar shall provide Nokia Siemens’s independent external auditors as Nokia Siemens may from time to time designate in writing, access at all reasonable times, no more than once per calendar quarter to applicable TerreStar facilities, and to books and records and other data relating to this Agreement residing at such TerreStar facility or at such facility where they are maintained, all as reasonably necessary for the purpose of performing audits and/or inspections of TerreStar in order to verify: (i) TerreStar’s compliance with the applicable terms of this Agreement; (ii) that the [***] (as stated in Exhibit F); and (iii) other payments made by TerreStar under this Agreement. In the event that any such audit reveals that number and usage of Telematic, Emergency and Commercial or other Software subscribers exceed limits authorized by the licenses purchased by TerreStar as of the beginning of the applicable quarter, TerreStar will purchase such additional licenses from Nokia Siemens as are required to bring such number and usage into compliance with the licenses or if TerreStar has overpaid or underpaid other payment obligations, TerreStar shall promptly pay Nokia Siemens the amount of any underpayment identified through such audit or Nokia Siemens shall promptly refund the amount of any overpayment identified through such audit. Prior to conducting any such audit, Nokia Siemens’s senior executive shall notify TerreStar’s senior executive in writing of its intent to conduct such audit using any of the notice delivery methods set forth in Section 26.7. Nothing in the Agreement shall limit or restrict either Party’s rights in discovery proceedings pursuant to any civil litigation. All audits shall be conducted during TerreStar’s normal business hours and shall be conducted so as to minimize disruption to TerreStar’s business operations. If any underpayment by TerreStar exceeds [***] percent ([***]) of the applicable amount due for the audited period, and such underpayment is not caused by an erroneous invoice submitted by Nokia Siemens, TerreStar shall pay in addition the reasonable, direct costs incurred by Nokia Siemens to perform such audit or examination.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

20.	WARRANTIES

20.1	Product Warranties and Software Rectifications.

(a)	Conformance to Standards. Nokia Siemens’s hardware Product warranty is attached to this Agreement as Exhibit D-2. Nokia Siemens’s Software Rectification terms are attached to this Agreement as Exhibit D-4.

(b)	Use of New Parts. Nokia Siemens warrants that all Products (including all components thereof) shall be new or as new, and not re-manufactured.

(c)	Software Updates. During the Warranty Period (as stated in Exhibit D-2) for hardware and Rectification Period for Software (as stated in Exhibit D-4) and for so long as TerreStar purchases Maintenance Services for the Products subject to a valid Care Agreement, TerreStar shall be entitled to all Software Updates released by Nokia Siemens from time to time during such period. Such Software Updates shall be considered to be Software hereunder for purposes of Exhibit D-3. Prior to the installation of any Software Update into any Product, Nokia Siemens shall ensure that such Software Update operates in accordance with its applicable Specifications and will not have any material adverse effects on the Products. TerreStar acknowledges that any and all Software Releases for Operating Software must be licensed and paid for separately to Nokia Siemens.

(d)	The foregoing warranties shall apply fully to all New or Upgraded Models or new Products provided by Nokia Siemens hereunder.

(e)	[***]

(f)	Nokia Siemens shall be excused from its warranty obligations to the extent any breach of warranty is caused by:

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(i)	Modifications or repair of any Products by any person other than Nokia Siemens or its Subcontractors;

(ii)	TerreStar’s negligence or willful misconduct; or

(iii)	Improper installation, operation or maintenance of the Products by any person other than Nokia Siemens or its Subcontractors.

20.2	Services Warranty.

Nokia Siemens shall perform all Services with promptness and in a workmanlike manner using due care and professional diligence, and shall re-perform any non-conforming Services brought to Nokia Siemens’s attention (via facsimile or e-mail) within a period of [***] following the performance of the applicable Services.

20.3	Remedies.

In the event of a breach of the foregoing warranties and rectification obligations during the applicable Warranty Period and Rectification Period (if any), and upon written notice (via facsimile or e-mail) from TerreStar describing the breach, Nokia Siemens shall at no additional cost to TerreStar: (i) in the case of Products, take the corrective action described in Exhibit D-2 or D-4 (as applicable); and (ii) in the case of Services, promptly re-perform the non-conforming Services brought to Nokia Siemens’s attention within a period of [***] following the performance of the applicable Services.

20.4	[***]

Provided that TerreStar has obtained and properly prepared the TerreStar Sites in accordance with the requirements set forth in Nokia Siemens’ Network Design Specifications, Detailed Design Specifications and Site Specifications and any other requirements set forth in this Agreement (the “TerreStar Pre-Requisites”), [***]. In the event that TerreStar has failed to meet all of the TerreStar Pre-Requisites, Nokia Siemens shall be excused from the [***] set forth in Exhibit P only to the extent of non-conformance attributable to TerreStar’s failure to meet such TerreStar Pre-Requisites.

20.5	Conflicts of Interest.

Nokia Siemens represents and warrants that no officer, director, employee or agent of TerreStar has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration by or from Nokia Siemens or any of Nokia Siemens’s officers, directors, employees or agents in connection with the obtaining arranging or negotiating of this Agreement or other documents or agreements entered into or executed in connection herewith. Each Party agrees not to pay, promise to pay, or authorize the payment of any money or anything of value, whether directly or indirectly, to any person (whether a government official or private individual) for the purpose of illegally or improperly inducing any government official or any political party

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

or official thereof to make an award decision or illegally or improperly to assist either Party in obtaining or retaining business, or to take any other improper action favorable to either Party in connection with the award of a license, permit, contract or other form of award or approval. Any Party that fails to comply with this provision shall indemnify, defend and hold harmless the other Party from and against any claim, loss, damage, liability, expense, cost, of whatsoever nature arising out of or related to, or connected with such Party’s failure to comply.

20.6	Good Title.

Nokia Siemens warrants that Nokia Siemens owns, or has the license for, all of the Products to be provided to TerreStar hereunder, and that TerreStar shall receive good and marketable title to all such Products, free and clear of all Liens, and with the rights of quiet enjoyment, upon the applicable date title is to transfer to TerreStar as provided for in Section 7.12. Title to Software, Software Updates and Software Releases (including firmware) remains with Nokia Siemens and/or its licensors.

20.7	Authorization.

Each Party represents and warrants to the other that:

(a)	It has the requisite corporate power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereunder.

(b)	The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly approved and authorized by its Board of Directors or other applicable governing body.

(c)	No additional corporate action is required to authorize such Party to execute and deliver this Agreement or to carry out the transactions contemplated hereunder.

(d)	Neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereunder will conflict with or violate: (a) any provision of such Party’s certificate of incorporation or bylaws; (b) any applicable law or regulation; or (c) the terms of any contract to which such Party is a party.

(e)	At the signing date of this Agreement, there are no known (a) pending or threatened suits, claims, arbitrations or demands against such Party, or (b) pending or proposed divestitures, reorganizations or acquisitions, that, in either case, would have a material adverse effect on such Party’s ability to perform under this Agreement.

20.8	[***]

Nokia Siemens warrants that Nokia Siemens will not [***]

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20.9	[***]

[***]

20.10	Disclaimer.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY ADDITIONAL REPRESENTATION OR WARRANTY OF ANY KIND WHETHER EXPRESS, IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), OR STATUTORY, AS TO ANY MATTER WHATSOEVER ARISING IN CONNECTION WITH THIS AGREEMENT. EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUALITY, ACCURACY, TITLE, AND NON-INFRINGEMENT.

21.	INSURANCE

Nokia Siemens shall during the Term have and maintain in force the following insurance coverages:

(a)	Workers Compensation insurance in accordance with the laws of the state in which the applicable employee is located).

(b)	Employer’s liability insurance in an amount not less than [***].

(c)	Commercial general liability on an occurrence form basis for (i) bodily injury and (ii) property damage with limits of at least [***] combined single limit each occurrence.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(d)	Business Automobile Liability, comprehensive form covering owned and non-owned vehicles with limits of at least [***] combined single limit each occurrence, which such coverage shall be secondary to TerreStar’s insurance which shall be primary.

(e)	Excess liability (umbrella) insurance with limits of at least [***]

(f)	Umbrella Liability Insurance with a minimum limit of [***] to cover claims in excess of the foregoing insurance policies.

(g)	Each of the foregoing policies shall be issued by insurance companies having [***]

22.	INDEMNITIES

22.1	Indemnity by Nokia Siemens.

Nokia Siemens shall indemnify, defend and hold TerreStar and the Approved Purchasers, and their respective Affiliates, officers, and directors harmless from and against any and all direct Losses, [***], that are finally awarded by a competent court in the applicable jurisdiction or included in any Nokia Siemens-approved settlement amounts that are caused by, arise out of or are attributable to any of the following:

(a)	third party claims arising out of Nokia Siemens’s violation of applicable laws, rules or regulations;

(b)	any third party claim attributable to the failure of Nokia Siemens (or any of its Affiliates, subcontractors or agents) to acquire any license, permit or approval agreed to be obtained by Nokia Siemens to perform its obligations under this Agreement;

(c)	third party claims arising out of Nokia Siemens’s failure to observe or perform any duties or obligations under this Agreement to third parties, including without limitation Nokia Siemens’ Subcontractors;

(d)	claims for death or personal injury, or damage, loss or destruction of any real or tangible property, caused by the negligence or willful misconduct of Nokia Siemens or its Affiliates;

(e)	any third party claims for any taxes, interest and penalties thereon, assessed against TerreStar or any Approved Purchaser that are obligations of Nokia Siemens under this Agreement;

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(f)	third party claims based on an assertion that the manufacture, sale or use of Products, Software, Documentation, Nokia Siemens Background Information or Nokia Siemens Foreground Information sold, provided or licensed by Nokia Siemens to TerreStar or any Approved Purchaser under this Agreement infringes or violates any US patent, copyright, trade secret, or any other US intellectual property rights of a third party;

(g)	governmental claims arising out of Nokia Siemens’s failure to comply with applicable standards or to obtain those permits it is required to obtain under the Agreement;

(h)	third party claims by any current or former Nokia Siemens Personnel arising out of the employer-employee relationship between Nokia Siemens or its Affiliates, Subcontractors or agents, on the one hand, and such Nokia Siemens Personnel, on the other hand;

(i)	third party claims by any current Nokia Siemens Personnel that such personnel is also an employee of TerreStar, an Approved Purchaser or any of their Affiliates; and

(j)	third party claims arising out of Nokia Siemens’s breach of its obligations with respect to TerreStar Confidential Information;

22.2	Indemnity by TerreStar.

TerreStar shall indemnify, defend and hold Nokia Siemens and its Affiliates and their respective officers, directors, employees and agents harmless from and against any and all direct Losses, [***], that are finally awarded by a competent court in the applicable jurisdiction or included in any TerreStar-approved settlement amounts that are caused by, arise out of or are attributable to, or based on allegations of any of the following:

(a)	third party claims arising out of TerreStar’s violation of applicable laws, rules or regulations;

(b)	any third party claim attributable to the failure of TerreStar (or any of its Affiliates, subcontractors or agents) to acquire any license, permit or approval required to be obtained by TerreStar under this Agreement;

(c)	third party claims arising out of TerreStar’s failure to observe or perform any duties or obligations to third parties;

(d)	third party claims arising out of TerreStar’s breach of its obligations with respect to Nokia Siemens Confidential Information;

(e)	claims for death or personal injury, or damage, loss or destruction of any real or tangible property, caused by the negligence or willful misconduct of TerreStar or its Affiliates;

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(f)	any third party claims for any taxes, interest and penalties thereon, assessed against Nokia Siemens or its Affiliates that are obligations of TerreStar under this Agreement;

(g)	third party claims by any current or former personnel of TerreStar arising out of the employer-employee relationship between TerreStar, or its Affiliates, Approved Purchasers, or agents, on the one hand, and such personnel, on the other hand;

(h)	third party claims by any current personnel assigned by TerreStar to this Agreement that such personnel is also an employee of Nokia Siemens or any of its Affiliates;

(i)	third party claims based on an assertion that the use of any TerreStar Background Information or TerreStar Foreground Information provided or licensed by TerreStar to Nokia Siemens or its Affiliates under this Agreement infringes or violates any U.S. patent, copyright, trade secret, or any other intellectual property rights; and

(j)	governmental claims arising out of TerreStar’s failure to comply with applicable standards or to obtain those permits it is required to obtain under the Agreement.

22.3	Infringement.

(i) If any Product, Software, Documentation, Nokia Siemens Background Information or Nokia Siemens Foreground Information sold, provided or licensed by Nokia Siemens to TerreStar or any Approved Purchaser under this Agreement becomes the subject of an infringement of US patents, trade secrets, copyrights or registered designs of third parties, Nokia Siemens shall, promptly at Nokia Siemens’s expense and option:

(a)	obtain the right for TerreStar or the Approved Purchaser to continue using the infringing Product, Software, Documentation, Nokia Siemens Background Information or Nokia Siemens Foreground Information; or

(b)	if (a) is not possible, modify or replace the item so that it is non-infringing, provided that any such modification or replacement will not adversely affect the functionality, performance or quality of the affected Products or Services; or

(c)	if neither of the foregoing actions are possible, provide TerreStar or the Approved Purchaser, as applicable, with a refund equal to the total amounts paid by TerreStar or the Approved Purchaser hereunder for the infringing Products depreciated on a straight-line basis over five (5) years.

(ii) The foregoing does not apply in cases where (and to the extent that) the claim for infringement is based on any unauthorized modification of the Products by TerreStar or its Affiliates, use by TerreStar or its Affiliates of Products for purposes other than the purpose they were designed for or in conjunction with other equipment or software not supplied by Nokia Siemens, TerreStar’s or any of its Affiliate’s failure within a reasonable time to use or implement corrections or enhancements to the Products made available by Nokia Siemens, TerreStar’s or any of its Affiliate’s or Nokia Siemens’ use of information or

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

materials provided by or on behalf of TerreStar or any of its Affiliates to the extent the utilization of such material leads to infringement, transfer of the Software to a hardware platform not supplied by Nokia Siemens, or if the infringement results from compliance by Nokia Siemens with any part of the specification that is a requirement or specification of TerreStar or any of its Affiliates and which is not technically or commercially reasonably capable of being complied with without infringement of the intellectual property right on which the third party has based its claim; and to the extent that a third party makes a claim of infringement against Nokia Siemens or its Affiliates engaged in the Agreement work based on the exceptions specified in this Section 22.3(ii), TerreStar will indemnify Nokia Siemens in respect of any cost, loss or damage arising out of such action, subject to the same conditions (mutatis mutandis) as are specified in Sections 22.1(f), 22.3(i) and 22.4. The aforesaid as well as Section 22.1(f) shall be the sole and exclusive remedy for TerreStar regarding third party intellectual property rights infringement.

22.4	Indemnification Procedures.

Each Party’s indemnification obligations are contingent upon the indemnified Party (i) providing prompt written notice of the claim to the indemnifying Party (provided that failure to provide such notice shall not excuse the indemnifying Party except to the extent that it is materially prejudiced thereby); and (ii) providing the indemnifying Party with reasonable cooperation and assistance, at the indemnifying Party’s expense, in connection with the claim. The indemnifying Party shall have sole control of the defense of any such claim. Notwithstanding the preceding sentence, if the indemnifying Party fails to defend the claim after reasonable written notice of such claim, the indemnified Party may defend the claim itself, and in such case the indemnifying Party shall reimburse the indemnified Party for any additional reasonable costs incurred to defend, settle or compromise the claim. The indemnifying Party shall have the right to settle or compromise any claim with a third party without the consent of the indemnified Party, provided that such settlement or compromise does not impose liability on the indemnified Party (or any other person covered by the applicable indemnification provision), and provided, further, that in connection with such settlement or compromise, the indemnified Party shall be fully released with respect to the applicable claim.

23.	LIMITATIONS OF LIABILITY

23.1	Exclusion of Consequential Damages

[***], IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES OF ANY NATURE, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, ARISING OUT OF OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE NATURE OF THE CLAIM (WHETHER ARISING IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, GROSS NEGLIGENCE AND STRICT LIABILITY) AND EVEN IF SUCH PARTY HAS BEEN PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

23.2	Limit of Liability.

Notwithstanding anything to the contrary, Nokia Siemens’s total liability under this Agreement is limited to the value of payments made by TerreStar hereunder, or the payments made during the previous 12-month period prior to the event causing the damage, whichever is lower. [***]

[***]

24.	TERMINATION

24.1	Termination of Nokia Siemens for Cause.

In the event that Nokia Siemens materially breaches this Agreement and fails to cure such breach within [***] after receipt of written notice from TerreStar thereof (or if such breach is not reasonably capable of cure within such [***], if Nokia Siemens fails to cure within [***] after receipt of such notice so long as Nokia Siemens promptly commences and diligently pursues cure during such additional period) or within such other applicable cure period as has been provided for in this Agreement, then TerreStar may terminate this Agreement for cause, either in its entirety or in part with respect to the affected Products and Services or with respect to the affected Orders by written notice to Nokia Siemens, such termination to be effective as of the date specified in TerreStar’s notice of termination.

24.2	Termination of TerreStar for Cause.

In the event that TerreStar materially breaches this Agreement and fails to cure such breach within [***] (or if such breach is not reasonably capable of cure within such sixty-day period, if TerreStar fails to cure within [***] after receipt of such notice so long as TerreStar promptly commences and diligently pursues cure during such additional period) (or [***] in case of payment obligation default) or within such other applicable cure period as has been provided for in this Agreement after receipt of written notice of such failure from Nokia Siemens (with a special copy of such notice to be contemporaneously hand delivered by certified mail, return receipt requested, to TerreStar’s Chief Financial Officer in case of payment obligation default), then Nokia Siemens may terminate this Agreement for cause, such termination to be effective as of a date specified in Nokia Siemens’s notice of termination. Except as provided for in this Section 24.2 and in Section 24.3, Nokia Siemens may not terminate this Agreement for any reason.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

24.3	Mutual Termination Right.

Either Party may immediately terminate this Agreement, upon written notice to the other Party, if such other Party is subject to proceedings in bankruptcy or insolvency, voluntarily or involuntarily, which are not dismissed within [***], if a receiver is appointed with or without the other Party’s consent, if the other Party makes an assignment for the benefit of its creditors, or performs any other act of bankruptcy or if the other Party becomes insolvent and cannot pay its debts when they are due. Termination in such case would apply to that part of the Agreement that remains unperformed unless it would be manifestly unfair to require the terminating Party to retain the part performed by the defaulting Party.

24.4	[***]

[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

[***]

[***]

24.5	Effect of Termination.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(a)	In the event of the early termination or expiration of this Agreement for any reason:

(i)	TerreStar shall pay Nokia Siemens for all work performed prior to the date of such termination (the “Termination Date”). As soon as practicable following the Termination Date, Nokia Siemens shall provide TerreStar with a complete statement of all amounts due and owing to Nokia Siemens for Products and Services provided by Nokia Siemens through the Termination Date. TerreStar shall pay the undisputed amounts set forth in such statement within forty-five (45) calendar days after receipt thereof.

(ii)	Nokia Siemens’s warranty obligations with respect to any Product or Service provided prior to termination shall survive expiration or termination for the remainder of the applicable Warranty Period and Rectification Period;

(iii)	Nokia Siemens shall offer to TerreStar or any Approved Purchaser an option at the rates set forth in Exhibit F to purchase Maintenance Services and spare parts for the Products purchased prior to such termination for the periods described in Sections 9.1 and 9.2 and for such longer period as Nokia Siemens elects to make such spare parts commercially available as long as TerreStar has elected to continue the Spare Parts Maintenance Services provided under Exhibit D-1;

(iv)

TerreStar shall have the [***] Nokia Siemens to provide reasonable transition services for a time period (not to exceed [***] after expiration or termination of this Agreement) in order to transition to a replacement provider selected by TerreStar, provided either that the Parties can agree on the scope, cost and other terms and conditions applicable to such transition service in writing before the commencement of such transition services or TerreStar designates such transition services as a directed Change if the Parties fail to agree on the scope, cost and other terms and conditions in accordance with Section 12 of this Agreement subject to Nokia Siemens credit check. Notwithstanding the preceding, to the extent Nokia Siemens’ is providing or completing work for which a Charge is already specified in Exhibit F, then the Charges for such work will be the applicable Charges set forth in Exhibit F unless otherwise agreed by the Parties in writing. The scope of such transition services will be to enable TerreStar to complete Orders in progress and to continue to receive the Services without disruption until TerreStar can transition to an alternative provider. In no event shall Nokia Siemens be required to transfer know-how or disclose any Nokia Siemens Confidential Information to any such replacement supplier unless otherwise agreed upon in advance by Nokia Siemens in writing. The Parties will agree on the specific scope of the transition services as well as other terms and conditions applicable to such transition services in writing consistent with the foregoing at the time of termination, following which Nokia Siemens shall provide such transition services to TerreStar. Nokia Siemens shall be entitled to compensation for

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

such services at commercially reasonable rates and fees mutually agreed upon by the Parties in writing.

(v)	This Section 24.5 shall survive the expiration or termination of this Agreement for any reason.

24.6	Survival.

Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement (in whole or in part) shall survive any termination or expiration of this Agreement (in whole or in part, as applicable) and continue in full force and effect, including, without limitation the following provisions: 4.3, 6.3(k-l), 7.8 (and other provisions regarding Product end-of-life), 9.1, 9.2, 15.1-15.2 (for amounts that are accrued but unpaid prior to expiration or termination), 16.2 (to the extent provided for therein), 16.3(c-e), 17.2, 17.3, 17.4, 17.5, 18, 19, 22, 23, 24.4(c), 24.5, 24.6, 25 and 26.

25.	DISPUTE RESOLUTION

25.1	Handling of Disputes.

In the event of any Dispute between the Parties arising out of or relating in any way to this Agreement, including without limitation any Schedules or Exhibits hereto, either Party may initiate the dispute resolution procedures set forth in this Section 25 upon the provision of a Dispute Notice to the other Party.

25.2	Initial Meeting.

Within [***] of receipt of a Dispute Notice, a meeting shall be held promptly, either in person or by telephone, between the Parties and attended by representatives with decision-making authority regarding the Dispute, to attempt in good faith to negotiate to resolve the Dispute. The designated representatives of the Parties shall have up to [***] from such Dispute meeting to resolve any such dispute.

25.3	Senior Executive Meeting.

In the event that a Dispute remains unresolved after such [***] period, the Dispute will be escalated to a senior executive of each Party who has not devoted substantially all of his or her time to this Agreement, to attempt in good faith to resolve the Dispute. The senior executives of each Party shall have up to [***] from the date such matter was referred to them to resolve any such Dispute.

25.4	Binding Arbitration.

In the event a Dispute remains unresolved after such additional [***] period, either Party may submit the Dispute to binding arbitration. Such arbitration shall be held in New York City, New York. Each Party shall designate one arbitrator, provided that the arbitrator(s) selected shall be knowledgeable in the telecommunications field. The two designated arbitrators shall then choose a third arbitrator, who shall be the head of the arbitration

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

panel, and the panel of three arbitrators shall hear and resolve the dispute. The rules and regulations to be followed shall be those of the American Arbitration Association in effect on the date of delivery of the demand for arbitration. The decision of the arbitrators shall be final and binding on both Parties and their respective successors and permitted assigns, and such decision may be enforced in any court of competent jurisdiction. The arbitrators shall have the authority to issue appropriate relief; provided, however, that the arbitrators shall not have the power to issue punitive or other special or exemplary damages. Each Party shall pay the fees of its own attorneys and experts and the expenses of its witnesses. All other costs and expenses of the arbitration, including the cost of recording the transcripts thereof, if any, administration fees and all other fees and costs, shall be borne equally by the Parties.

25.5	Injunctive Relief.

Notwithstanding the foregoing, either Party may obtain preliminary or temporary injunctive relief at any time from a court of competent jurisdiction where immediate irreparable harm to the other Party is threatened by the other Party’s acts or omissions.

25.6	Continued Performance.

Except as expressly set forth herein, the Parties shall continue to perform their obligations hereunder during the pendancy of any Dispute.

25.7	Disputes with Approved Purchasers.

In the event of any Dispute between Nokia Siemens and any Approved Purchaser that is purchasing Products or Services under this Agreement (rather than a separate agreement with Nokia Siemens) arising out of or relating in any way to this Agreement, including without limitation any Attachments hereto, TerreStar shall act in the stead of such Approved Purchaser in accordance with the dispute resolution procedures set forth in this Section 25, and Nokia Siemens shall address any related Dispute Notice or other related correspondence to TerreStar. If such Approved Purchaser is purchasing Products or Services under separate agreement with Nokia Siemens, Nokia Siemens will resolve any such disputes directly with the Approved Purchaser.

26.	GENERAL

26.1	Construction and Interpretation.

(a)	Unless the context otherwise requires, words importing the singular include the plural and vice-versa.

(b)	References to a “Section” or “Subsection” shall be references to a section or subsection of this Agreement, unless otherwise specifically stated.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(c)	References to this Agreement and the words “herein,” “hereof,” “hereto,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or Subsection.

(d)	The headings in this Agreement are inserted for convenience and are not intended to be used to modify or restrict any terms and conditions in this Agreement.

26.2	Entire Agreement.

(a)	This Agreement, including any Schedules and Exhibits hereto (each of which is incorporated herein by this reference), constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Agreement. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by both Parties.

(b)	Any conflict among or between the documents making up this Agreement will be resolved in accordance with the following order of precedence (in descending order of precedence): (i) this Agreement, (ii) the Schedules and Exhibits, and (iii) the Orders.

(c)	Any term or condition set forth in an Order or other document submitted by either Party or an Approved Purchaser that is inconsistent with or in addition to this Agreement will be of no force or effect.

26.3	Assignment.

(a)	This Agreement shall be binding on the Parties hereto and their respective successors and assigns.

(b)	Neither Party may assign this Agreement or any rights hereunder, or delegate such Party’s obligations hereunder, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. In any event, the proposed assignee must have the financial and other resources necessary to fully perform the assignor’s obligations hereunder.

(c)	[***]

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

(d)	[***]

26.4	Force Majeure.

(a)	Each Party shall be excused from any failure or delay in the performance of its obligations under this Agreement if and only to the extent that such failure or delay is attributable to a cause beyond such Party’s reasonable control such as fire, flood, lightning, earthquake, elements of nature or acts of God, riots, civil disorders, strikes, unavailability of materials, rebellions or revolutions in any country, or supervening acts of government; provided, however, that the non-performing Party is without fault in causing such failure or delay and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of reasonable alternate sources, workaround plans or other means (any of the foregoing, a “Force Majeure Event”). Any Force Majeure Event affecting such Party’s subcontractors or third party contractors constitutes a Force Majeure Event affecting that Party. No obligation to make payments is excused as a result of a Force Mejeure Event.

(b)	Any Party so impacted by a Force Majeure Event shall immediately notify in writing the other Party of such event and describe at a reasonable level of detail the circumstances causing such impact and the estimated duration of such Force Majeure Event. Promptly thereafter, the Parties shall confer to determine an appropriate course of action to minimize the impact of the Force Majeure Event.

(c)	If any Force Majeure Event substantially prevents, hinders, or delays either Party’s obligations or performance of this Agreement for more than six (6) months, then the other Party may terminate this Agreement either in its entirety on in part with respect to affected Products or Services or with respect to affected Orders which cannot be provided due to the Force Majeure Event, and the charges payable hereunder shall be appropriately adjusted to reflect such termination.

26.5	Export Controls.

(a)	Nokia Siemens shall be responsible for fulfilling all of its obligations (including without limitation its obligations to provide the Products and Services and to deliver the Deliverables) in full compliance with all applicable export control laws, including without limitation the EAA or as in effect through the IEEPA, (and its implementing regulations), and the AECA (and its implementing regulations). Nokia Siemens shall promptly apply for and use reasonable and diligent efforts to obtain U.S. and non-U.S. Government approvals, permits and licenses necessary for export, re-export, or import of any of the Products or Services and other technical data and equipment being furnished pursuant to or to be utilized by Nokia Siemens in connection with this Agreement. TerreStar agrees to cooperate with Nokia Siemens in Nokia Siemens’s efforts to obtain any such approvals, permits and licenses, including providing Nokia Siemens with required information in TerreStar’s possession.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

26.6	Compliance with Laws.

(a)	Each Party shall, at its expense, perform its respective obligations hereunder in accordance with all applicable laws, rules, and regulations applicable to such Party’s business (and, with respect to Nokia Siemens, applicable to the provision of the Products and Services to be provided hereunder), and the conditions of all applicable governmental approvals, permits, or licenses.

(b)	Without limiting the generality of the foregoing, Nokia Siemens will not directly take any action that would cause TerreStar to be in violation under this Agreement of U.S. anti-boycott laws under the U.S. Export Administration Act (“EAA”) or as in effect pursuant to the International Emergency Economic Powers Act (“IEEPA”), the U.S. Internal Revenue Code, the Export Administration Regulations (“EAR”), the Arms Export Control Act (“AECA”) (as implemented by the International Trade in Arms Regulations (“ITAR”)), or any other regulation thereunder. Neither Party shall, without prior written authorization from the Department of Commerce, the Department of State or other agency of the U.S. Government having jurisdiction, export or re-export, directly or indirectly, any U.S. source technical data (as defined in accordance with applicable regulation) acquired from the other Party or any products utilizing any such data, to any country for which at the time of export or re-export, an export license or other governmental approval is required by an applicable statute or regulation.

(c)	Nokia Siemens shall obtain and maintain throughout the Term all required national, federal, state, county, local and foreign permits, consents, licenses and approvals necessary for Nokia Siemens to perform its obligations under this Agreement (the “Permits”). Upon TerreStar’s written request, Nokia Siemens shall provide information regarding the country of origin of the Products or any major components thereof.

26.7	Notices.

Any notice provided pursuant to this Agreement shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof, (b) if mailed, three (3) days after deposit in the United States mails, postage prepaid, certified mail return receipt requested, or (c) if by next day delivery service, with all fees prepaid, receipt signed, upon such delivery. All notices shall be addressed to the Parties at their addresses indicated below (or such other address as either party may in the future specify in writing to the other)

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

If to TerreStar:

[***]

[***]

TerreStar Networks Inc.

12010 Sunset Hills Road, 6th floor

Reston, Virginia 20190

With a copy to:

[***]

[***]

TerreStar Networks Inc.

12010 Sunset Hills Road, 6th floor

Reston, Virginia 20190

If to Nokia Siemens:

[***]

[***]

1040 Crown Pointe Parkway,

Suite 900,

Atlanta, GA 30338

With a copy to:

Head of Legal & Compliance

Nokia Siemens Networks US LLC

1040 Crown Pointe Parkway,

Suite 900,

Atlanta, GA 30338

Each Party may change its notice address or designee at any time by prior written notice to the other Party stating the date such change is to be effective

26.8	Fax Signature and Counterparts.

This Agreement may be executed by facsimile and such execution shall be as valid as if it had been executed by hand signature. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

26.9	Relationship of Parties; No Third Party Beneficiaries.

The relationship between Nokia Siemens and TerreStar is that of independent contractors. Subject to the terms of this Agreement, Nokia Siemens has the sole right and

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

obligation to supervise, manage, direct, procure, perform or cause to be performed, all work to be performed by Nokia Siemens under this Agreement. Neither Party will do anything that has the effect of creating an obligation by the other Party to any third party. The Parties each represent and warrant to the other that their respective undersigned representatives each possess full capacity and are duly authorized to execute this Agreement on their behalf. Except as specifically provided in this Agreement, this Agreement is entered into solely between, and may be enforced only by, TerreStar and Nokia Siemens, and shall not be deemed to create any rights in third parties. Except to the extent TerreStar has agreed to be solely responsible for Products and Services ordered by an Approved Purchaser under this Agreement, the preceding shall not limit either (i) an Approved Purchaser’s right to bring direct claims against Nokia Siemens or (ii) Nokia Siemens right to bring direct claims against an Approved Purchaser, in either case with respect to Products and Services Ordered by such Approved Purchaser under this Agreement.

26.10	Severability.

If any part, term, or provision of this Agreement is held by any court to be illegal, unenforceable, or in conflict with any applicable law, the validity of the remaining portions shall not be affected, and the rights and obligations of the parties shall be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law.

26.11	Waiver of Default.

The failure of either Party to enforce at any time any of its powers, rights or remedies under this Agreement or to require at any time performance by the other Party of any of the provisions hereof, shall in no way affect the validity of this Agreement or any part thereof, and shall not operate as a waiver thereof. The express waiver (whether one or more times) by either Party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provisions, condition or requirements nor shall any single or partial exercise by either Party of any such powers, rights or remedies preclude any other or further exercise thereof or the exercise of any other powers, rights or remedies.

26.12	Cumulative Remedies.

Except as otherwise expressly provided herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

26.13	Governing Law; Venue and Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to its choice of law principles other than Section S-1401 of the New York General Obligations Law. The UN Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or to the transactions contemplated herein.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Each Party consents to the personal jurisdiction and venue of the federal and state courts in the State of New York, in the event of any dispute between the Parties arising out of or relating to this Agreement that is permitted under Section 25 to be resolved by litigation or in the enforcement of any award granted pursuant to Section 25, and each Party agrees that it shall file any suit against the other Party only in such courts.

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the undersigned officers, thereunto duly authorized, as of the date first written above.

TERRESTAR NETWORKS INC.		NOKIA SIEMENS NETWORKS US LLC

By:	/s/ Robert Brumley	By:	/s/ Susan Spradley

Printed:	Robert Brumley	Printed:	Susan Spradley

Title:	CEO	Title:	Head of North America

Date:	August 22, 2007	Date:	August 22, 2007

And

		By:	/s/ Mia Veikkolainen

		Printed:	Mia Veikkolainen

		Title:	Head of Finance & Control, N. Am.

		Date:	August 28, 2007

Nokia Siemens Networks & TerreStar Confidential and Proprietary Information

Schedule A

Definitions

Schedule A

Definitions

“Acceptance” means that the applicable Products or Services have been Acceptance Tested in accordance with the applicable Acceptance Test Plans (or have otherwise been reviewed by TerreStar in cases where Acceptance Test Plans are not required if the Parties have mutually agreed in this Agreement upon such review requirement in writing) and have been determined by the Parties to have successfully met the applicable Acceptance Criteria and the other requirements set forth in Exhibit P of this Agreement.

“Acceptance Criteria” means the criteria previously developed or to be developed and mutually agreed in writing by the Parties with respect to any Product before the delivery of the Product or with respect to any Service before the time of Acceptance that is subject to Acceptance pursuant to this Agreement, as further described in this Agreement and Exhibit P.

“Acceptance Test Plan” or “ATP” means the test plans previously developed or to be developed by the Parties in accordance with Exhibit P with respect to testing and inspection of the Products and Services to be provided by Nokia Siemens pursuant to this Agreement, as further described in this Agreement and Exhibit P.

“Acceptance Test” or “Acceptance Testing” has the meaning set forth in Exhibit P of this Agreement.

“Additional Product Enhancement” shall have the meaning set forth in Section 7.4(d).

“Additional RAN Network Design Specifications” has the meaning set forth in Section 6.3(b).

“Affiliate” of a Party means [***].

“Ancillary Items” means the battery-driven power source and related equipment that is purchased by TerreStar from Nokia Siemens pursuant to this Agreement and that is deployed with each unit of BTS Equipment at each TerreStar Site.

“Application Software” means Software that includes functionalities and/or capacity beyond Operating Software as further defined in Exhibit A (Scope of Supply) and/or F (Pricing).

“Approved Purchaser” means [***].

“BTS Equipment” means the Network Equipment described as such on Exhibit A.

“P7 Milestone” shall have the meaning assigned to it in Exhibit H.

“Changes” has the meaning set forth in Section 12.

Proprietary & Confidential	2 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Change Request” has the meaning set forth in Section 12.

“Charges” has the meaning set forth in Section 15.1.

“Cluster” shall mean [***].

“Confidential Information” has the meaning set forth in Section 18.1(a).

“Contract Manager” has the meaning set forth in Section 13.1(b).

“Contributing Product” means a combined units consisting of (i) a unit of BTS-Equipment, (ii) the associated Network Software deployed with the BTS-Equipment and (iii) the associated Ancillary Items that are delivered for use with such unit of BTS-Equipment.

“Control” and its derivatives means [***].

“Core Element Network Design Specifications” has the meaning set forth in Section 6.2(a).

“Core Network” means TerreStar’s IP-based terrestrial backbone network, including Core Network Equipment and Core Software and all other related switching facilities, all access points thereto and all links and interfaces to other components of the TerreStar Network, including without limitation data centers, application servers, satellite-related facilities and other related equipment, software and facilities.

“Core Network Design Services” are as described in Exhibit B-3.

“Core Network Design & Planning Services” has the meaning set forth in Section 6.1.

“Core Network Design Specifications” has the meaning set forth in Section 6.2(a).

“Core Network Planning Services” has the meaning set forth in Section 6.1.

“Core Network Planning Specifications” has the meaning set forth in Section 6.2(a).

“Core Network Equipment” includes, collectively, the GGSN Equipment and the SGSN Equipment described on Exhibit A and, to the extent purchased by TerreStar under this Agreement, any other Core Network Equipment, including any charging gateway or Lawful Intercept Gateway.

“Core Products” include, collectively, the Core Network Equipment and the Core Software.

“Core Network Design Project Plan” has the meaning set forth in Section 6.2(c).

“Core Network Planning Project Plan” has the meaning set forth in Section 6.2(b).

“Core Software” means the Network Software that is installed on the Core Network Equipment, which controls the operation of such Equipment.

Proprietary & Confidential	3 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Defect” or “Failure” means any failure of a Product or Deliverable, including any component thereof, to meet its requirements, operate in conformance with the Specifications and to be free from defects in materials and workmanship, as applicable.

“Deliverable” means any Products, Services and Documentation, and data that is to be provided by Nokia Siemens pursuant to this Agreement.

“Deployment Contractor” shall mean any third party entity that has entered into a separate written agreement with TerreStar to provide Site Services with respect to any TerreStar Site, or any replacement thereof.

“Detailed Design Specifications” means the specifications for the detailed design of the RAN, as described in Section 6.3(a).

“Detailed Site Specifications” has the meaning assigned to it in Section 6.3(g).

“Disabling Code” has the meaning set forth in Section 20.9.

“Disclosing Party” has the meaning set forth in Section 18.3.

“Dispute” shall mean any claim, controversy or dispute arising out or relating to this Agreement.

“Dispute Notice” shall mean a written notice provided by one Party to the other Party and identifying a Dispute.

“Documentation” shall include general instruction, end user manuals, product descriptions, reference guides and installation guides listed in Exhibit A to be provided under this agreement. The Documentation varies per different products.

“Effective Date” has the meaning set forth in the heading to this Agreement.

“Enhanced Products” has the meaning set forth in Section 7.3.

“Enhanced Product Requirements” shall mean the features that must be incorporated into either the RAN Release Two Products or the RAN Release Three Products (as applicable) as set forth in this Agreement and in Exhibit H.

“Exclusivity Commitments” has the meaning set forth in Section 11.1.

“Exclusivity Period” has the meaning set forth in Section 11.1.

“Force Majeure Event” has the meaning set forth in Section 26.4(a).

“Final Acceptance” has the meaning set forth in Section 8.5(d).

“Functional Requirements” means those functional and performance-related Specifications and other requirements relating to the Products and the RAN and Nokia

Proprietary & Confidential	4 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

Siemens Core Elements as set forth in Exhibit G as it may be amended in writing from time to time.

“GGSN Equipment” means the Network Equipment described as such on Exhibit A.

“IHSPA Features” has the meaning set forth in Section 7.4(c).

“Implementation Services” or “Site Implementation Services” means the installation, integration and commissioning Services to be provided for the Products by Nokia Siemens pursuant to Exhibit C.

“Initial[***]Markets” means [***]. The Initial Markets are further described on Exhibit O.

“Initial RAN Nominal Design Specifications” has the meaning set forth in Section 6.3(a).

“Initial Products” has the meaning set forth in Section 7.2.

“Initial Product Requirements” shall mean the features that must be incorporated into the Initial Products as set forth in this Agreement and in Exhibit H.

“Intellectual Property” means any and all intellectual property or any intellectual property rights therein recognized in any country or jurisdiction anywhere in the world, whether now in effect or subsequently enacted, including without limitation any Software, Documentation, processes, ideas, concepts, patents, patent applications, continuations, mask words, any copyrights or copyrighted materials, moral rights, Confidential Information, know-how, trade secrets, and any similar rights or interests in intellectual or industrial property and all registrations and applications for registration therefor.

“Interface and Technical Standards” means those mutually agreed upon interface specifications and interfacing standards between the Products, the RAN and Nokia Siemens Core Elements, on the one hand, and those other products and software with which the foregoing must interface, as well as the mutually agreed upon legal, industry, and technological standards that the Products must meet in order to fulfill the requirements of this Agreement, all as set forth in Exhibit H, as it may be amended from time to time in writing.

“Key Milestone” has the meaning set forth in Section 6.2(b).

“Key Milestone Dates” has the meaning set forth in Section 6.2(b).

“Key Performance Indicators” or “KPIs” are as described in Exhibit P.

“Key Nokia Siemens Personnel” has the meaning given in Section 13.2(a).

“Lead Time” has the meaning set forth in Exhibit R.

Proprietary & Confidential	5 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Lien” means any lien or encumbrance (including without limitation any subcontractor and other mechanic liens), imperfection in title, security interest, claim, charge, restriction or other encumbrance.

“Losses” means all direct (and to the extent provided for in this Agreement, indirect) costs, expenses, liabilities and damages payable under any and all settlements, litigations or final judgments, and all related reasonable costs and expenses, including legal fees and disbursements and costs of investigation, expert fees, litigation, settlement, judgment, fines, interest and penalties.

“Maintenance Services” has the meaning set forth in Section 9.1.

“Maintenance Services Agreement” or “Care Agreement” is a separate written agreement between the Parties under which Nokia Siemens will provide Maintenance Services for TerreStar.

“Market” means any of the metropolitan statistical areas that will be covered by the terrestrial portions of the TerreStar Network, some of which are as described in Exhibit O, as it may be amended from time to time.

“Market Roll-Out Period” has the meaning set forth in Section 6.3(f).

“Milestone” means any performance milestone to be achieved by Nokia Siemens in connection with this Agreement.

“Milestone Date” means the scheduled date by which a Milestone is to be achieved by Nokia Siemens.

“Milestone Payment” means a payment to be made by TerreStar to Nokia Siemens in accordance with Section 16.1(c) upon TerreStar’s acceptance of the corresponding Milestone.

“Milestone Schedule” is a table containing the applicable Milestones, the scheduled Milestone Date for achievement of each Milestone, and the payment due to Nokia Siemens, if any, for successful achieved of such Milestone. The Milestone Schedule is set forth in Exhibit F.

“Minimum Commitment Period” has the meaning set forth in Section 11.2(a).

“[***] Interface Verification Services” has the meaning set forth in Section 7.5.

“Network Planning Services” has the meaning set forth in Section 6.1.

“Network Design Specification” includes the RAN Network Design Specifications and the Core Network Design Specifications.

Proprietary & Confidential	6 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Network Equipment” includes, collectively, the RAN Equipment and the Core Network Equipment supplied by Nokia Siemens under this Agreement.

“Network Element(s)” shall mean network infrastructure Equipment and related Products, including Software products provided by Nokia Siemens under the Agreement.

“Network Partner” means any entity, except for Nokia Siemens that is not an Affiliate of TerreStar but which provides or operates any portion of the TerreStar Network.

“Network Software” means any Software that is either proprietary to Nokia Siemens or is licensed to Nokia Siemens from a third party, which is incorporated into any item of Network Equipment and used to operate such Network Equipment and to make the Network Equipment perform in accordance with its applicable Specifications. Network Software includes the RAN Software and the Core Software.

“New or Upgraded Model” has the meaning set forth in Section 7.7.

Network Management System “NMS” means the network management system, including associated Hardware and Software, to be provided by Nokia Siemens as part of the Products, which is used to provide overall operations and management of the RAN and Core Nokia Siemens Elements when installed as part of the TerreStar Network.

“Nokia Siemens” has the meaning set forth in the heading of this Agreement.

“Nokia Siemens Background Information” means all Intellectual Property of Nokia Siemens or its licensors (excluding any Intellectual Property of TerreStar), in any form, developed, licensed or otherwise acquired by Nokia Siemens prior to the Effective Date or after the Effective Date but independent of this Agreement, and licensed to TerreStar by Nokia Siemens under this Agreement.

“Nokia Siemens Core Elements” has the meaning set forth in Section 6.1.

“Nokia Siemens Foreground Information” means all Intellectual Property of Nokia Siemens or its licensors (excluding TerreStar’s Intellectual Property), in any form, developed, licensed or otherwise acquired by Nokia Siemens pursuant to this Agreement on or after the Effective Date, to the extent furnished directly to TerreStar by Nokia Siemens under this Agreement.

“Nokia Siemens Personnel” means employees of Nokia Siemens, including (i) any full-time or temporary employees of Nokia Siemens (including Key Nokia Siemens Personnel), and (ii) Nokia Siemens’s Subcontractors performing under this Agreement.

“Operating Software” means Nokia Siemens Software that includes the basic functionalities of Network Equipment as further defined in Exhibit A (Scope of Supply) and/or Exhibit F (Pricing).

Proprietary & Confidential	7 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Order” or “Purchase Order” means a purchase order issued by either TerreStar or an Approved Purchaser to Nokia Siemens for the purchase of Products and/or Services under this Agreement.

“Ordered Market” has the meaning set forth in Section 6.3(c).

“Party” has the meaning set forth in the heading of this Agreement.

“Partial Cluster” has the meaning set forth in Section 8.5(b).

“Permits” has the meaning set forth in Section 26.6.

“Pre-Launch Optimization Services” include the RAN optimization and tuning Services to be provided by Nokia Siemens as set forth in Exhibit B-2.

“Prime Rate” shall mean the prime interest rate charged by Citibank to its most credit-worthy customers and in effect at any given time as specified in the Wall Street Journal.

“Product Development Roadmap” means Nokia Siemens’ then current roadmap for further development of the Products and other Nokia Siemens products, including planned enhancements, modifications and new features that Nokia Siemens is intending to incorporate into its Products and other products as well as an estimate of the delivery schedule for completing these developments.

“Product Enhancement” means any Product-related feature or functionality that is developed by Nokia Siemens for TerreStar as a “PDC” pursuant to this Agreement.

“Products “ Shall mean the Hardware (also defined as Equipment) and Software forming an operational unit, including but not limited to, the SGSN, GGSN, OSS and Node-B (Base Transceiver Station) of the System provided by Nokia Siemens to TerreStar under the Agreement, The Nokia Siemens supplied Products are documented in Exhibit A of the Agreement. In this and other Exhibits of the Agreement, Products belonging to the access network shall also be referred as BTS Product or RAN Product, Products belonging to the Core Network shall be referred as Core Products, and Network Element Manager System shall also be referred as OSS Product.

“QA Plan” has the meaning set forth in Section 10.3.

“R&D Payment” has the meaning set forth in Section 16.2(a).

“RAN” means the terrestrial-based radio air network that is used to facilitate communications between mobile terminal devices and the terrestrial portions of the TerreStar Network, which consists of, among other things, tower sites, rooftop sites, metro POP facilities, the RAN Equipment and the RAN Software, antenna equipment, backhaul equipment, backhaul links, cabling and other related equipment, software and facilities.

Proprietary & Confidential	8 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“RAN Equipment” includes, collectively, the BTS Equipment and the Aggregator Equipment described in Exhibit A.

“RAN Network Planning Services” has the meaning set forth in Section 6.1.

“RAN Network Design Specifications” includes, collectively, the Initial RAN Nominal Design Specifications, the Final RAN Nominal Design Specifications and any Additional RAN Network Design Specifications.

“RAN Products” include, collectively, the RAN Equipment and the RAN Software.

“RAN Project Plan” has the meaning set forth in Section 6.3(b).

“RAN Software” means the Network Software that is installed on the RAN Equipment, which controls the operation of such Equipment.

“Rebanding Services” has the meaning set forth in Section 7.2.

“Receiving Party” has the meaning set forth in Section 18.3.

“Related Equipment” has the meaning set forth in Section 8.4.

“Rectification Period” shall have the meaning set forth in the Software Rectification terms in Exhibit D-4.

“S-BSS Contractor” shall mean the service provider that is developing and providing the “Satellite Base Station Subsystem” or “S-BSS” for TerreStar with which the Products must interoperate. As of the Effective Date, the S-BSS Contractor is Hughes Network Systems LLC.

“Scheduled Completion Date” means the date upon which a particular activity is scheduled to be completed.

“Scheduled Delivery Date” means the date upon which a Product is scheduled to be delivered to the applicable delivery location.

“Software Release” means a full release of Network Software that is approved and published by Nokia Siemens for general commercial use by its applicable customers and that is represented in the version number by an incremental increase in the integer to the left of the decimal point (e.g., 2.0 to 3.0).

“Software Update means a maintenance release of Network Software that is approved and published by Nokia Siemens for general commercial use by its applicable customers and that is represented in the version number by an incremental increase in the integer to the right of the decimal point (e.g., 2.1 to 2.2).

Proprietary & Confidential	9 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

“Search Ring” means a specified geographic area within a Market making up part of the RAN that will contain a single TerreStar Site used in connection with the operation of the RAN. Each Market will contain multiple Search Rings.

“Service Level Agreement” has the meaning set forth in Section 14.1(a).

“Services” means the services provided by Nokia Siemens pursuant to this Agreement.

“SGSN Equipment” means the Network Equipment described as such on Exhibit A.

“Site Services” has the meaning assigned to it in Section 6.3(d).

“Site Specifications” has the meaning assigned to it in Section 6.3(g).

“Software” has the meaning set forth in the Software License terms in Exhibit D-3.

“Source Code” means the human readable code written in a programming language, including source code listings, pseudo code, flowchart, scripts and build procedures needed to generate object code versions of such code, and all other components required to modify and maintain the Software consistent with standards set forth herein. Source Code is not provided by Nokia Siemens under this Agreement.

“Specifications” means the applicable functional, performance and other related specifications and documents that specify the functional and technical requirements for the Products and Services, as applicable, provided pursuant to this Agreement, whether attached to or referenced in this Agreement, including without limitation the Product Descriptions set forth in Exhibit A, the Functional Requirements and the Interface and Technical Standards.

“Software Maintenance Services” means Maintenance Services provided for Network Software.

“Software Rectification” means an undertaking to rectify errors and malfunctions in Software.

“Subcontractor” means any third party supplier, contractor, consultant or any other third party person or entity engaged by Nokia Siemens to provide any portion of the Services or to fulfill any of Nokia Siemens’s other responsibilities and obligations under this Agreement.

“Term” has the meaning set forth in Section 3.

“Termination Date” has the meaning set forth in Section 24.5(a)(i).

“TerreStar” has the meaning set forth in the heading of this Agreement.

“TerreStar Background Information” means all Intellectual Property of TerreStar or its licensors (excluding Nokia Siemens’s Intellectual Property), in any form, developed, licensed or otherwise acquired by TerreStar prior to the Effective Date or after the Effective Date but

Proprietary & Confidential	10 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

independent of this Agreement, and furnished or made available directly or indirectly to Nokia Siemens by TerreStar or otherwise obtained by Nokia Siemens from TerreStar.

“TerreStar Foreground Information” means all Intellectual Property of TerreStar or its licensors (excluding Nokia Siemens’s Intellectual Property), in any form, developed, licensed or otherwise acquired by TerreStar pursuant to this Agreement on or after the Effective Date, to the extent furnished or made available directly or indirectly to Nokia Siemens by TerreStar or otherwise obtained by Nokia Siemens from TerreStar.

“TerreStar Network” has the meaning set forth in the recitals to this Agreement.

“TerreStar Site” means any physical site location within the U.S. (including the associated tower, rooftop, or other facilities erected thereon) that will serve as a node on the TerreStar Network, and that will be used by TerreStar or an Approved Purchaser for purposes of installing and operating the Products purchased under this Agreement.

“Trial Equipment” has the meaning set forth in Section 5.2.

“Type Approval” means the process within the U.S. under which the Federal Communications Commission and other applicable regulatory authorities having jurisdiction over such matters determine that radio transmission equipment meets the mandated technical requirements and can therefore be used within the applicable country.

“Updated RAN Nominal Design Specifications” has the meaning set forth in Section 6.3(a).

“VAR Agreement” has the meaning set forth in Section 4.2(b).

“Virus” means any software or data file that is intentionally designed to replicate, obstruct, damage or interfere with the operation of other software, equipment or technology, or otherwise adversely affect computer programs, data files or operations.

“Volume Commitments” has the meaning set forth in Section 11.2(a).

“Warranty Period” shall have the meaning set forth in the Hardware warranty terms set forth in Exhibit D-2.

Proprietary & Confidential	11 (11)	Nokia Siemens Networks & TerreStar Networks

Schedule A Definitions

Exhibit A

Product Descriptions,

Statements of Compliance

1.	INTRODUCTION		3

2.	RAN DOCUMENTATION		3

	2.1	Flex-BTS	3
	2.2	I-HSPA Adapter	3
	2.3	Additional RAN Documentation	3

3.	CORE DOCUMENTATION		4

	3.1	Packet Core	4
	3.2	Flexi-ISN	4
	3.3	Combi SGSN	4
	3.4	Charging Gateway	4
	3.5	Lawful Intercept Gateway	4

4.	OSS DOCUMENTATION		4

	4.1	NetAct	4

Proprietary & Confidential	2 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit A Product Descriptions, Statements of Compliance

1. Introduction

Nokia Siemens product information is made available to TerreStar Networks via Nokia Online Services (NOLS). As of the Effective Date of the Agreement, Nokia Siemens has provided the following Product descriptions and statements of compliance, which are hereby incorporated into this Agreement and serve as part of the Specifications. Whenever a new Product is provided, the Specifications shall automatically be updated to include the applicable Product descriptions and statements of compliance for such new Product.

2. RAN Documentation

2.1 Flex-BTS

•	[***]

•	[***]

2.2 I-HSPA Adapter

•	[***]

•	[***]

•	[***]

2.3 Additional RAN Documentation

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	3 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit A Product Descriptions, Statements of Compliance

3. CORE Documentation

3.1 Packet Core

•	[***]

•	[***]

3.2 Flexi-ISN

•	[***]

•	[***]

•	[***]

3.3 Combi SGSN

•	[***]

•	[***]

•	[***]

3.4 Charging Gateway

•	[***]

•

3.5 Lawful Intercept Gateway

•	[***]

•	[***]

•	[***]

4. OSS Documentation

4.1 NetAct

•	[***]

•	[***]

Proprietary & Confidential	4 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit A Product Descriptions, Statements of Compliance

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	5 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit A Product Descriptions, Statements of Compliance

EXHIBIT B-1

RAN Detailed Design

Statement of Work

1	Introduction	3

1.1	Purpose	3
1.2	Scope	3
1.2.1	Nokia Siemens Networks and TerreStar acknowledge the following:	3

2	Service Content	5

2.1	Model Tuning	5
2.1.1	Prerequisites	5
2.1.2	Activities	5
2.1.3	Deliverables	6
2.2	Nominal Plan Update	7
2.2.1	Prerequisites	7
2.2.2	Activities	7
2.2.3	Deliverables	7
2.3	Site Selection	8
2.3.1	Prerequisites	8
2.3.2	Activities	8
2.3.3	Deliverables	11
2.4	BTS to Core Connectivity Planning (Transmission Design)	11
2.4.1	Activities	11
2.4.2	[***]	11

Proprietary & Confidential	2 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

1	Introduction

1.1	Purpose

This Exhibit B-1 to the Agreement between TerreStar Networks and Nokia Siemens Networks (the Agreement) details the Nokia Radio Access Network (RAN) Detailed Design Service Statement of Work (SOW) for the TerreStar Radio Access Network.

1.2	Scope

This RAN Detailed Design SOW is part of the complete Network Design package to be provided to TerreStar. [***]

[***]

1.2.1	Nokia Siemens Networks and TerreStar acknowledge the following:

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	3 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	4 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

2	Service Content

2.1	Model Tuning

[***]

2.1.1	Prerequisites

[***]

[***]

[***]

[***]

2.1.2	Activities

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	5 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

2.1.3	Deliverables

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

[***]

[***]

•	[***]

[***]

[***]

[***]

Proprietary & Confidential	6 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

2.2	Nominal Plan Update

2.2.1	Prerequisites

[***]

2.2.2	Activities

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2.2.3	Deliverables

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	7 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

2.3	Site Selection

2.3.1	Prerequisites

[***]

2.3.2	Activities

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential Exhibit B-1 RAN Detailed Design SOW	8 (11)	Nokia Siemens Networks & TerreStar Networks

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	9 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

•	[***]

•	[***]

¡	[***]

A. [***]

B. [***]

C. [***]

•	[***]

•	[***]

•	[***]

•	[***]

•

Proprietary & Confidential	10 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

2.3.3	Deliverables

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2.4	BTS to Core Connectivity Planning (Transmission Design)

2.4.1	Activities

[***]

2.4.2	[***]

[***]

•	[***]

•	[***]

Proprietary & Confidential	11 (11)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-1 RAN Detailed Design SOW

EXHIBIT B-2

Pre-Launch Optimization

Statement of Work

1	Introduction	3

1.1	Purpose	3
1.2	Scope	3
1.3	Assumptions	3

2	Scope	5

2.1	[***]	5
2.1.1	[***]	5
2.1.2	[***]	5
2.2	[***]	5
2.2.1	[***]	5
2.2.2	[***]	8
2.2.3	[***]	9
2.2.4	[***]	9
2.3	[***]	10
2.3.1	[***]	10
2.3.2	[***]	10

3	Key Performance Indicators (KPI)	11

4	Nokia Siemens Acceptance	12

5	Miscellaneous	13

5.1	[***]	13
5.2	[***]	13
5.3	[***]	13

Proprietary & Confidential	2 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

1	Introduction

1.1	Purpose

This document describes the Scope of Work for the Nokia Siemens Pre-Launch RAN optimization services to be provided to TerreStar. [***]

1.2	Scope

[***]

[***]

1.3	Assumptions

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	3 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	4 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

2	Scope

[***]

•	[***]

•	[***]

2.1	[***]

2.1.1	[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2.1.2	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2.2	[***]

2.2.1	[***]

[***]

[***]

Proprietary & Confidential	5 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

[***]

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

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Proprietary & Confidential	6 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

•	[***]

•	[***]

•	[***]

[***]

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[***]

[***]

[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	7 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2.2.2	[***]

[***]

2.2.2.1	[***]

[***]

Proprietary & Confidential	8 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

2.2.2.2	[***]

[***]

2.2.2.3	[***]

[***]

2.2.3	[***]

[***]

[***]	• [***]

[***]	• [***]

[***]	• [***]

[***]	• [***]

2.2.4	[***]

[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	9 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

2.3	[***]

2.3.1	[***]

[***]

2.3.2	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	10 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

3	Key Performance Indicators (KPI)

All KPI terms are located in Exhibit P of the Agreement.

Proprietary & Confidential	11 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

4	Nokia Siemens Acceptance

All Acceptance terms are located in Exhibit P of the Agreement.

Proprietary & Confidential	12 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

5	Miscellaneous

5.1	[***]

TerreStar shall be responsible for [***]

5.2	[***]

Nokia Siemens will provide [***]

5.3	[***]

TerreStar shall be responsible for [***]

Proprietary & Confidential	13 (13)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-2 Pre-Launch Optimization SOW

EXHIBIT B-3

Core Network [***]

Scope of Work

1	Introduction Scope			3
2	Assumptions			3
3	Definitions			3
4	Design Assumptions and PRE-Requisites			4
5	Network Planning Process			5
	5.1	Design Reviews		5
6	Core Network [***]			6
	6.1	[***]		6
7	Service Planning, Deliverables and Content			6
	7.1	Network Level Design		7
		7.1.1	[***]	7
		7.1.1.1	[***]	7
		7.1.1.2	[***]	8
		7.1.2	[***]	8
		7.1.2.1	[***]	8
		7.1.2.2	[***]	9
		7.1.2.3	[***]	9
		7.1.3	[***]	9
		7.1.3.1	[***]	10
		7.1.4	[***]	10
		7.1.4.1	[***]	10
		7.1.4.2	[***]	11
	7.2	[***]		11
		7.2.1	[***]	11
		7.2.2	[***]	11
		7.2.3	[***]	12
		7.2.3.1	[***]	12
		7.2.3.2	[***]	12
		7.2.3.3	[***]	13
		7.2.4	[***]	13
8	Summary Service and Descriptions			13
9	Acceptance			15

Proprietary & Confidential	2 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

1	INTRODUCTION SCOPE

    This Statement of Work (SOW) describes the [***]

    [***]

    [***]

    [***]

2	ASSUMPTIONS

    [***]

    [***]

    [***]

3	DEFINITIONS

  [***]                        [***]

Proprietary & Confidential	3 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

  [***]                        [***]

  [***]                        [***]

  [***]                        [***]

  [***]                        [***]

  [***]                        [***]

  [***]                        [***]

    [***]

    [***]

4	DESIGN ASSUMPTIONS AND PRE-REQUISITES

    [***]

    [***]

    [***]

    [***]

Proprietary & Confidential	4 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

5	NETWORK PLANNING PROCESS

    [***]

    [***]

    [***]

    [***]

5.1	Design Reviews

  [***]

  [***]

  [***]

Proprietary & Confidential	5 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

  [***]

6	CORE NETWORK [***]

    [***]

    [***]

    [***]

    [***]

6.1	[***]

    [***]

    [***]

    [***]

    [***]

    [***]

    [***]

    [***]

7	SERVICE PLANNING, DELIVERABLES AND CONTENT

    [***]

Proprietary & Confidential	6 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

    [***]

•	[***]

•	[***]

•	[***]

7.1	Network Level Design

7.1.1	[***]

    [***]

    [***]

7.1.1.1	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	7 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.1.1.2	[***]

    [***]

    [***]

•	[***]

7.1.2	[***]

    [***]

7.1.2.1	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	8 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.1.2.2	[***]

The objective of this Service is to provide TerreStar with a network plan defining the [***]

    [***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

7.1.2.3	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

7.1.3	[***]

    [***]

Proprietary & Confidential	9 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.1.3.1	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

7.1.4	[***]

    [***]

    [***]

7.1.4.1	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	10 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.1.4.2	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

7.2	[***]

    [***]

7.2.1	[***]

    [***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

7.2.2	[***]

    [***]

Proprietary & Confidential	11 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.2.3	[***]

7.2.3.1	[***]

    [***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

7.2.3.2	[***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	12 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

7.2.3.3	[***]

    [***]

    [***]

    [***]

7.2.4	[***]

    [***]

    [***]

    [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

8	SUMMARY SERVICE AND DESCRIPTIONS

Service Item	Service Description
[***]	[***]
[***]	[***]

Proprietary & Confidential	13 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Service Item	Service Deliverables
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Proprietary & Confidential	14 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

[***]	[***]
[***]	[***]
[***]	[***]

9	Acceptance

All Acceptance terms are located in Exhibit P of this Agreement.

Proprietary & Confidential	15 (15)	Nokia Siemens Networks & TerreStar Networks

Exhibit B-3 Core Network [***] SOW

Exhibit C-1

RAN Implementation

Statement of Work

1	BASE STATION SYSTEM INSTALLATION	3

1.1	Installation Design Planning	4

1.2	Civil Works and Electrical Power System	4

1.3	Grounding System	4

1.4	AC Power System	5

1.5	DC Power System	5

1.6	Communication (backhaul) Cables	5

1.7	Transmission System	5

1.8	Antenna and Antenna Line Systems	5

1.9	Flexi WCDMA Installation	6

1.10	Commissioning	7

1.11	Integration	7

2	ACCEPTANCE	7

3	INCLUSIONS AND EXCLUSIONS	7

3.1	Inclusions	7

3.2	Exclusions	7

4	PRICING ASSUMPTIONS (PROVIDED IN EXHIBIT F OF THE AGREEMENT)	8

Proprietary & Confidential	2 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

1	Base Station System Installation

[***]

[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

[***]

Proprietary & Confidential	3 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

[***]

1.1	Installation Design Planning

•	[***]

•	[***]

1.2	Civil Works and Electrical Power System

•	[***]

•	[***]

•	[***]

•	[***]

1.3	Grounding System

•	[***]

•	[***]

Proprietary & Confidential	4 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

•	[***]

•	[***]

1.4	AC Power System

•	[***]

1.5	DC Power System

•	[***]

•	[***]

•	[***]

1.6	Communication (backhaul) Cables

•	[***]

•	[***]

•	[***]

1.7	Transmission System

•	[***]

1.8	Antenna and Antenna Line Systems

Proprietary & Confidential	5 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

1.9	Flexi WCDMA Installation

•	[***]

•	[***]

•	[***]

Installation materials BOM for a Flexi into FCOA below:

Pos	Category	Occurrence	Qnty	Unit	Component	Remark
[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]

Proprietary & Confidential	6 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

•	Internal and external connections will be made including RF jumpers, power, communications and grounding cables.

1.10	Commissioning

•	[***]

1.11	Integration

•	[***]

•	[***]

•	[***]

•	[***]

2	Acceptance

•	[***]

•	[***]

3	Inclusions and Exclusions

3.1	Inclusions

•	[***]

•	[***]

•	[***]

3.2	Exclusions

Proprietary & Confidential	7 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

4	Pricing Assumptions (Provided in Exhibit F of the Agreement)

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	8 (8)	Nokia Siemens Networks

Exhibit C-1 RAN Implementation SOW

EXHIBIT C-2

Statement of Work

OSS Network for Implementation,

Configuration, Installation and Commissioning

1	TERRESTAR REQUIREMENTS	3

2	INSTALLATION PROCESS	4

3	ADDITIONAL NOKIA SIEMENS RESPONSIBILITIES	5

4	DELIVERABLES	9

5	ACCEPTANCE	9

6	INCLUSIONS AND EXCLUSIONS	9

6.1	Inclusions	9

6.2	Exclusions	9

7	PRICING ASSUMPTIONS (PRICING IS PROVIDED IN EXHIBIT F OF THE AGREEMENT)	10

Proprietary & Confidential	2 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

This Exhibit C-2 contains the Statement of Work that describes the [***] to be provided by Nokia Siemens Networks (sometimes referred to as “Nokia Siemens”) for TerreStar Networks (“TerreStar”). This Exhibit C-2 is an exhibit to the Agreement to which it is attached.

1	TERRESTAR REQUIREMENTS

a.	Nokia Siemens will produce a [***]

i.	[***]

1. [***]

2. [***]

3. [***]

4. [***]

5. [***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

b.	Nokia Siemens will perform a [***]

Proprietary & Confidential	3 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

i.	[***]

ii.	[***]

iii.	[***]

Installation Services will be carried out at [***]

a.	[***]

b.	[***]

i.	[***]

ii.	[***]

iii.	[***]

iv.	[***]

2	INSTALLATION PROCESS

The following list outlines information and processes required to [***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

f.	[***]

Proprietary & Confidential	4 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

g.	[***]

h.	[***]

For [***], Nokia Siemens shall install and test to include:

a.	[***]

b.	[***]

c.	[***]

Proprietary & Confidential	5 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

3	ADDITIONAL NOKIA SIEMENS RESPONSIBILITIES

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

Proprietary & Confidential	6 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

Scope of Work summarized in the table format indicating different implementation stages

Item group / Item	Definition	TerreStar	Nokia Siemens
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

Proprietary & Confidential	7 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Proprietary & Confidential	8 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

4	Deliverables

1.	[***]

2.	[***]

5	ACCEPTANCE

•	Acceptance terms are located in Exhibit P of the Agreement.

•	Acceptance processes will be based on [***] and [***] set forth in Exhibit P.

•	[***]

•	[***]

6	INCLUSIONS AND EXCLUSIONS

6.1	Inclusions

•	TerreStar shall be responsible for [***]

•	TerreStar shall provide [***].

6.2	Exclusions

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	9 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

•	[***]

•	[***]

7	PRICING ASSUMPTIONS (Pricing is provided in Exhibit F of the Agreement)

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	10 (10)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-2 Statement of Work – OSS

EXHIBIT C-3

Core Implementation

Statement of Work

1	SERVICE PRODUCT OVERVIEW	3

2	SERVICE SCOPE, CONTENT AND DELIVERABLES	3

2.1	Introduction	4

2.2	TerreStar Requirements	4

2.2.1	Installation Process	4

2.2.2	Implementation Standards	5

2.3	Site survey and installation planning	7

2.4	Installation	8

2.5	Commissioning	9

2.5.1	Software installation and configuration	9

2.6	Integration	10

3	ADDITIONAL NOKIA SIEMENS NETWORKS RESPONSIBILITIES	10

4	DELIVERABLES	11

5	ACCEPTANCE	11

6	INCLUSIONS AND EXCLUSIONS	12

6.1	Inclusions	12

6.2	Exclusions	12

Proprietary & Confidential	2 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

1	SERVICE PRODUCT OVERVIEW

This Exhibit C-3 contains the Statement of Work that describes the Implementation Services for implementation, configuration, installation, and commissioning of the Core Network to be provided by Nokia Siemens Networks (sometimes referred to as “Nokia Siemens”) for TerreStar Networks (“TerreStar”) at the applicable TerreStar Sites. This Exhibit C-3 is an Exhibit to the Agreement to which it is attached.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	3 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

2	SERVICE SCOPE, CONTENT AND DELIVERABLES

2.1	Introduction

[***]

[***]

[***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

2.2	TerreStar Requirements

[***]

Proprietary & Confidential	4 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

2.2.1	Installation Process

[***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

2.2.2	Implementation Standards

[***]

a.     [***]

b.     [***]

c.     [***]

d.     [***]

Proprietary & Confidential	5 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

d.     [***]

a.     [***]

b.     [***]

c.     [***]

d.     [***]

e.     [***]

[***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

[***]

o     [***]

o     [***]

o     [***]

Proprietary & Confidential	6 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

o     [***]

o     [***]

2.3	Site survey and installation planning

[***]

[***]

[***]

[***]

[***]

[***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

Proprietary & Confidential	7 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

[***]

[***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

2.4	Installation

[***]

[***]

[***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

[***]

[***]

Proprietary & Confidential	8 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

[***]

2.5	Commissioning

[***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

[***]

[***]

[***]

2.5.1	Software installation and configuration

[***]

Proprietary & Confidential	9 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

[***]

[***]

[***]

[***]

2.6	Integration

[***]

o     [***]

o     [***]

o     [***]

o     [***]

[***]

[***]

3	ADDITIONAL NOKIA SIEMENS NETWORKS RESPONSIBILITIES

[***]

Proprietary & Confidential	10 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

[***]

[***]

[***]

[***]

[***]

4	DELIVERABLES

1.     [***]

2.     [***]

5	ACCEPTANCE

•     [***]

•     [***]

•     [***]

Proprietary & Confidential	11 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

•     [***]

6	INCLUSIONS AND EXCLUSIONS

6.1	Inclusions

•     [***]

•     [***]

•     [***]

•     [***]

6.2	Exclusions

•     [***]

•     [***]

•     [***]

•     [***]

Proprietary & Confidential	12 (12)	Nokia Siemens Networks & TerreStar Networks
Exhibit C-3 Core Implementation SOW

EXHIBIT D-1

Care Agreement

RESERVED

EXHIBIT D-2

HARDWARE

WARRANTY TERMS

HARDWARE WARRANTY TERMS

ARTICLE 1

PURPOSE

1.1	These terms and conditions (hereinafter “Hardware Warranty Terms”) set forth the terms and conditions according to which Nokia Siemens Networks Oy or, as applicable, its contracting affiliated company (hereinafter “Nokia Siemens Networks”) undertakes to rectify defects discovered in its “Products” as defined herein.

1.2	“Products” means network infrastructure equipment manufactured by or for Nokia Siemens Networks and delivered to TerreStar pursuant to the Agreement (hereinafter “Purchaser” or “TerreStar”). [***]

1.3	“Products” do not include and these Hardware Warranty Terms do not apply to

(a)	[***]

(b)	[***].

[***]

ARTICLE 2

APPLICABILITY

2.1	[***]

[***]

ARTICLE 3

WARRANTY

3.1	Warranty Period

3.1.1	[***]

Proprietary & Confidential	2 (4)	Nokia Siemens Networks & TerreStar Networks

[***]

Proprietary & Confidential	3 (4)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-2 Hardware Warranty Terms

ARTICLE 4

VALIDITY

4.1	[***].

4.2	[***]

ARTICLE 5

LIMITATION OF LIABILITY AND EXCLUSIVITY

5.1	[***]

[***]

*** END OF DOCUMENT ***

Proprietary & Confidential	4 (4)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-2 Hardware Warranty Terms

EXHIBIT D-3

SOFTWARE LICENSE TERMS

ARTICLE 1

PURPOSE

1.1	These terms and conditions (hereinafter “Software License Terms”) set forth the terms and conditions according to which Nokia Siemens Networks System or, as applicable, its contracting affiliated company (hereinafter “Nokia Siemens Networks”) grants to the purchaser of network equipment (hereinafter “Purchaser”) the right to use the “Software” as herein defined in the United States (hereinafter “Territory”).

ARTICLE 2

THE SOFTWARE

2.1	[***]

2.2	[***]

ARTICLE 3

APPLICABILITY

3.1	[***]

[***]

ARTICLE 4

THE GRANT

4.1

Proprietary & Confidential	2 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-3 Software License Terms

4.2	[***]

4.3	[***]

4.4	[***]

4.5	[***]

4.6	[***]

ARTICLE 5

OWNERSHIP

5.1	Title to the Software and all patents, copyrights, design rights, trade secrets and other proprietary rights in or related to the Software are and will remain the exclusive property of Nokia Siemens Networks and its licensors, whether or not specifically recognized or perfected under the laws of the country where the Software is located. Purchaser will not take any action that jeopardizes such proprietary rights or acquire any right in the Software, except the limited use rights specified in these Software License Terms. To the extent not otherwise ruled by mandatory law Nokia Siemens Networks (and its licensors) will own all rights in any copy, translation, modification, adaptation, decompilation, disassembly, reverse engineering or derivation of the Software, including any improvement or development thereof. Purchaser undertakes not to remove any confidentiality, trademark and proprietary notices included in the Software or any third party software or the media the Software or the third party software is provided upon.

ARTICLE 6

CONFIDENTIALITY

6.1

Purchaser acknowledges that the Software incorporates confidential and proprietary information developed or acquired by Nokia Siemens Networks. Purchaser will take all reasonable precautions necessary to safeguard the confidentiality of the Software, including (i) those taken by Purchaser to protect its own

Proprietary & Confidential	3 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-3 Software License Terms

confidential information; and (ii) those which Nokia Siemens Networks or its licensors may reasonably request from time to time. Purchaser will not allow the removal or defacement of any confidentiality or proprietary notice placed on items of Software.

6.2	Purchaser will not disclose, in whole or in part, any Software to any person, except to those of its employees, agents or contractors who require access for Purchaser’s authorized use of the Software. Before disclosing any of these items to such parties, Purchaser will require that they expressly (i) recognize the confidential and proprietary rights of Nokia Siemens Networks and its licensors in the Software; and (ii) agree to comply with the use and non-disclosure restrictions applicable to the Software under these Software License Terms.

6.3	Purchaser will have no confidentiality obligation with respect to any portion of the Software that (i) Purchaser independently knew or developed before receiving the Software (as proven by the written records of Purchaser); (ii) Purchaser lawfully obtained from a third party under no obligation of confidentiality; or (iii) became available to the public other than as a result of an act or omission of Purchaser or any of its employees, agents or consultants.

ARTICLE 7

INDEMNIFICATION

7.1	The indemnification terms set forth in the Agreement shall also apply to Software

ARTICLE 8

RESERVED

ARTICLE 9

LICENSE TERM

[***]

ARTICLE 10

TERMINATION

[***]

Proprietary & Confidential	4 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-3 Software License Terms

[***]

ARTICLE 11

GENERAL

11.1	Reserved.

11.2	The headings set out in these terms are for convenience only and are not to be used in construing the meaning of any provision herein.

11.3	If any term of these Software License Terms is declared by any judicial or other competent authority to be void, illegal or otherwise unenforceable then the relevant provision shall be severed and the remaining provisions shall remain in full force and effect.

*** END OF DOCUMENT ***

Proprietary & Confidential	5 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-3 Software License Terms

EXHIBIT D-4

SOFTWARE

RECTIFICATION TERMS

ARTICLE 1

PURPOSE

1.1	These terms and conditions (hereinafter “Software Rectification Terms”) set forth the terms and conditions according to which Nokia Siemens Networks Oy or, as applicable, its contracting affiliated company (hereinafter “Nokia Siemens Networks”) undertakes to rectify errors and malfunctions discovered in “Software” as defined herein.

ARTICLE 2

THE SOFTWARE

2.1	[***]

2.2	[***]

ARTICLE 3

APPLICABILITY

3.1	[***]

3.2	[***]

ARTICLE 4

RECTIFICATION OF SOFTWARE DEFECTS

4.1	Rectification Period

4.1.1	[***]

Proprietary & Confidential	2 (4)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-4 Software Rectification

[***]

ARTICLE 5

VALIDITY

5.1	[***]

Proprietary & Confidential	3 (4)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-4 Software Rectification

[***]

ARTICLE 6

LIMITATION OF LIABILITY AND EXCLUSIVITY

[***]

*** END OF DOCUMENT ***

Proprietary & Confidential	4 (4)	Nokia Siemens Networks & TerreStar Networks

Exhibit D-4 Software Rectification

Exhibit E

Training

Scope of Work

Purpose

This Exhibit E details the training programs to be provided to TerreStar by Nokia Siemens as part of the Agreement.

Training is provided pursuant and subject to the training terms in the Agreement.

1. Overview

Nokia Siemens will provide training programs to TerreStar personnel to bring TerreStar personnel to the required Levels of Proficiency (LOPs) in specified training programs as defined in this Exhibit E. TerreStar shall designate the number of personnel to be trained to each Level of Proficiency for each training program. The list of personnel to be trained and number of personnel to be trained for each training program (as long as the number is within the limits of the maximum number of personnel allowed by Nokia Siemens for each training program) shall be at TerreStar’s sole determination in conformance with the terms of the Agreement and will be provided in advance of each training course according to a mutually agreed upon written schedule.

As requested by TerreStar, Nokia Siemens will provide the training services offered in Exhibit F. Nokia Siemens will make additional training courses available, as necessary, to train resources on future Equipment and Software releases (as released per the Equipment and Software roadmaps and otherwise stated in the Agreement). Exhibit F details the Charges for each course and the maximum number of participants per course. The Charges will not be discounted if TerreStar does not supply the maximum number of participants. The Courses are offered on a fixed priced basis. For the avoidance of doubt, the Charges set forth in Exhibit F apply to the extent of training dedicated for TerreStar’s employees. If TerreStar elects to send personnel to training that is also attended by the personnel of other entities, the Charges shall be provided on a per attendee basis as agreed in writing by the Parties.

2. Training Programs

2.1.	Nokia Siemens shall make available to TerreStar training courses necessary to achieve the following levels of competency:

[***]

Proprietary & Confidential	2 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit E Training Scope of Work

[***]

Nokia Siemens provides three levels of training courses;

Basic Courses

[***]

Intermediate Courses

[***]

Proprietary & Confidential	3 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit E Training Scope of Work

Advanced Courses

[***]

[***]

3. Reservations

[***]

4. Confirmation of participation

[***]

Proprietary & Confidential	4 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit E Training Scope of Work

[***]

5. Participant Lists

[***]

6. Course Invitations

[***]

7. Cancellation

[***]

8. Length of a Training Day

[***]

9. Venues

[***]

8. Training Documentation

[***]

Proprietary & Confidential	5 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit E Training Scope of Work

9. Inquiries

In case TerreStar would have any inquiries about the schedule or the course programs, the local Competence Solutions Specialist or Training Coordinator should be contacted. All the written requests for scheduling changes should be done at least 30 days prior to the commencement of the course to ensure that TerreStar’s preferred dates are still available.

Americas

Competence Development Services

Nokia Siemens House

6000, Connection Drive

Irving, Texas 75039, USA

Tel.+1 972 894 5300

Fax. +1 972 894 5990

10. Pricing

Pricing for training shall be as set forth in Exhibit F Fee and Payment Schedule of this Agreement

Proprietary & Confidential	6 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit E Training Scope of Work

Exhibit F

Fee and

Payment Schedule

1.0 Pricing Declarations	3
2.0 Pricing	4

Proprietary & Confidential	2 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

1.0	Pricing Declarations

1.1	This Exhibit sets forth the Charges for the Products, Services and other Chargeable items to be provided by Nokia Siemens to TerreStar pursuant to the Agreement. This Exhibit F also contains pricing for certain optional items that TerreStar may elect to purchase under the Agreement.

1.2	All Prices are in US Dollars.

1.3	All listed fixed pricing for Services includes any work that falls within normal business hours between 7am and 6pm (local standard time within the Market).

1.4	The Parties’ respective responsibility for Taxes are as set forth in Section 15.2 of the Agreement.

1.5	[***].

1.6	[***].

1.7	[***].

1.8	[***].

1.9	[***].

Proprietary & Confidential	3 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

1.10	Pricing for Maintenance Services are included in Exhibit F and shall apply to the Maintenance Services Agreement once executed, so long as the Parties do not agree to materially alter the scope of the Maintenance Services.

1.11	Exhibit F, Attachment A “Master Price List”, will be amended to include [***].

1.12	Exhibit F will be amended to include [***]

1.13	Nokia Siemens agrees [***].

1.14	[***]

1.14.1	[***].

1.14.2	[***]

2.0	Pricing

Proprietary & Confidential	4 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

2.1	[***].

2.1.1	[***].

2.1.2	[***].

2.2	[***]

2.2.1	[***]

2.2.1.1	[***].

2.2.1.2	[***].

2.2.2	[***]

2.2.2.1	[***]

2.2.2.2	[***].

2.2.3	[***]

2.2.3.1	[***]

2.2.3.2	[***]

Proprietary & Confidential	5 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

[***]

2.3	[***]:

2.3.1	[***].

2.3.2	[***].

2.3.3	[***].

2.4	[***]

2.4.1	[***]

2.4.1.1	[***].

2.4.1.2	[***].

2.4.1.2.1	[***].

2.4.2	CORE, Including OSS, Software Release Charges

2.4.2.1	[***].

2.4.2.2	[***].

2.4.2.2.1	[***].

2.5	[***]

2.5.1	[***].

2.5.2	[***].

2.6	[***]

Proprietary & Confidential	6 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

2.6.1	[***].

2.6.2	[***].

2.6.3	[***]:

2.6.3.1	[***].

2.6.3.2	[***].

2.6.3.3	[***].

2.6.3.4	[***].

Proprietary & Confidential	7 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

[***]

2.7	[***]

2.7.1	[***].

2.8	[***]

2.8.1	[***].

2.9	[***]

2.9.1	[***].

Proprietary & Confidential	8 (8)	Nokia Siemens Networks & TerreStar Networks

Exhibit F Fee and Payment Schedule

Sales Item Code	Feature/product ID & Name	Quantity in package	Unit Price [USD]	Total [USD]
[***]	[***]	[***]	[***]	[***]

[Four pages of this table have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted pages.]

Exhibit H

INTERFACE AND

TECHNICAL STANDARDS

1.0	Overview	3
2.0	Mututally Agreed Technology Declarations	4
3.0	Nokia Siemens Product Assumptions, Specifications and Conditions	6
4.0	Terrestar Specific Application Feature Development and Technology Commitments	16
5.0	Glossary	21

Proprietary & Confidential	2 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

1.0	OVERVIEW

1.1	This Exhibit H details the [***].

1.2	[***].

1.3	[***]:

[***]

Proprietary & Confidential	3 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

2.0	MUTUALLY AGREED TECHNOLOGY DECLARATIONS

2.1	[***]

2.2	[***]

2.3	[***]

2.4	[***]

2.5	[***]

2.6	[***]

2.7	[***]

Proprietary & Confidential	4 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

2.8	[***]

2.9	[***]

2.10	[***]

2.11	[***]

2.12	[***]

Proprietary & Confidential	5 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

3.0	NOKIA SIEMENS PRODUCT ASSUMPTIONS, SPECIFICATIONS AND CONDITIONS

[***]

[***]

Proprietary & Confidential	6 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	7 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	8 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	9 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	10 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	11 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	12 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	13 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	14 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	15 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

4.0	TERRESTAR SPECIFIC APPLICATION FEATURE DEVELOPMENT AND TECHNOLOGY COMMITMENTS

4.1.	[***]

4.2.	[***]

Proprietary & Confidential	16 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

4.3.1	[***]

4.4	[***]

Proprietary & Confidential	17 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

4.5	[***]

Proprietary & Confidential	18 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

4.6	[***]

4.7	[***]

Proprietary & Confidential	19 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	20 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

5.0	GLOSSARY

[***]

Proprietary & Confidential	21 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	22 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

[***]

Proprietary & Confidential	23 (23)	Nokia Siemens Networks & TerreStar Networks

Exhibit H Interface and Technical Standards

EXHIBIT I

[***] Interface Verification Testing

Services

1	[***] Interface Verification	3
1.1	Definitions	3
1.2	Prerequisites	4
1.3	[***]	4
1.4	[***]	5
1.5	[***]	5
1.6	[***]	6
1.7	[***]	7
1.7.1	[***]	7
1.7.2	[***]	8
1.7.3	[***]	9
1.7.4	[***]	9

Proprietary & Confidential	2 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

1	[***] Interface Verification

1.1	Definitions

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	3 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

1.2	Prerequisites

[***]

[***]

[***]

[***]

[***]

[***]

[***]

1.3	[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	4 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

[***]

[***]

[***]

1.4	[***]

[***]

[***]

[***]

[***]

1.5	[***]

[***]

[***]

[***]

Proprietary & Confidential	5 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

1.6	[***]

[***]

Proprietary & Confidential	6 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

[***]

[***]

1.7	[***]

1.7.1	[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	7 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

[***]

1.7.2	[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	8 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

1.7.3	[***]

[***]

[***]

[***]

[***]

1.7.4	[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	9 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit I

EXHIBIT J-1

Core Dimensioning

1	Introduction	3
2	[***]	3
3	[***]	4
4	[***]	5
5	[***]	6
6	[***]	7
7	[***]	8
8	[***]	9
9	[***]	10
10	[***]	11
11	[***]	12
12	[***]	13
13	[***]	14
14	Summary	15

Proprietary & Confidential	2 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

1	Introduction

[***]

[***]

2	[***]

Proprietary & Confidential	3 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

3	[***]

Proprietary & Confidential	4 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

4	[***]

[***]

Proprietary & Confidential	5 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

5	[***]

[***]

Proprietary & Confidential	6 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

6	[***]

[***]

Proprietary & Confidential	7 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

[***]

Proprietary & Confidential	8 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

7	[***]

Proprietary & Confidential	9 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

8	[***]

Proprietary & Confidential	10 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

[***]

9	[***]

[***]

Proprietary & Confidential	11 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

10	[***]

[***]

Proprietary & Confidential	12 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

11	[***]

[***]

Proprietary & Confidential	13 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

12	[***]

[***]

Proprietary & Confidential	14 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

13	[***]

[***]

Proprietary & Confidential	15 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

14	Summary

[***]

Note:

GCS is expected to be upgraded to SW Level M14 sometime in 2010, but estimated capacities are not available at this moment.

Proprietary & Confidential	16 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit J-1 Core Dimensioning

Exhibit J-2

Initial RAN Nominal

Design Specifications

1		INTRODUCTION	3

2		DETAILS	3

3		[***]	3

4		[***]	4

5		[***]	4

6		[***]	4

	6.1	[***]	5
	6.2	[***]	5
	6.3	[***]	6
	6.4	[***]	9

7		[***]	10

8		DIGITAL MAPS	14

9		COVERAGE PROBABILITIES AND SERVICE LEVEL OFFERING	15

10		MARKET AND CORE AREAS DEFINITION	16

11		TERRESTAR SUBSCRIBERS	17

12		TRAFFIC	18

Proprietary & Confidential	2 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

1	INTRODUCTION

[***]

[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

2	DETAILS

3	[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

Proprietary & Confidential	3 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specification		TerreStar Networks

4	[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

5	[***]

[***]

•	[***]

¡	[***]

¡	[***]

•	[***]

6	[***]

[***]

[***]

Proprietary & Confidential	4 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]

[***]

[***]

[***]

6.1	[***]

[***]

[***]

[***]

[***]

[***]

6.2	[***]

[***]

Proprietary & Confidential	5 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]

[***]

6.3	[***]

[***]

[***]

[***]

Proprietary & Confidential	6 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

Proprietary & Confidential	7 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]

[***]

Proprietary & Confidential	8 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]

6.4	[***]

[***]

[***]

•	[***]

•	[***]

[***]

[***]

[***]

Proprietary & Confidential	9 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

7	[***]

[***]

[***]

[***]

[***]

¡	[***]

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Proprietary & Confidential	10 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

¡	[***]

[***]

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Proprietary & Confidential	11 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

Proprietary & Confidential	12 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

Proprietary & Confidential	13 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

8	DIGITAL MAPS

[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

[***]

[***]

•	[***]

•	[***]

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•	[***]

•	[***]

[***]

Proprietary & Confidential	14 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

9	COVERAGE PROBABILITIES AND SERVICE LEVEL OFFERING

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	15 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

10	MARKET AND CORE AREAS DEFINITION

[***]

[***]

[***]

[***]

[***]

-	[***]

-	[***]

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Proprietary & Confidential	16 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

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11	TERRESTAR SUBSCRIBERS

[***]

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Proprietary & Confidential	17 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

[***]

12	TRAFFIC

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•	[***]

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•	[***]

Proprietary & Confidential	18 (18)	Nokia Siemens Networks &
Exhibit J-2 Initial RAN Nominal Design Specifications		TerreStar Networks

EXHIBIT L

[***]

General Provisions

The following table outlines the liquidated damages, service level credits and self performance rights that will apply in the event that Nokia Siemens’ performance does not meet the associated performance parameters set forth in the Agreement and this Exhibit L. All days are business days unless otherwise noted.

Proprietary & Confidential	2 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit L[***]

Item	Remedy Trigger	Timing	Remedy
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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Proprietary & Confidential	3 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit L[***]

Item	Remedy Trigger	Timing	Remedy
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
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Proprietary & Confidential	4 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit L[***]

Item	Remedy Trigger	Timing	Remedy
[***]	[***]	[***]	[***]

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Proprietary & Confidential	5 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit L[***]

Item	Remedy Trigger	Timing	Remedy
[***]	[***]	[***]	[***]

Proprietary & Confidential	6 (6)	Nokia Siemens Networks & TerreStar Networks

Exhibit L[***]

EXHIBIT M-1

RAN Statement

of Responsibilities

1 GENERAL PROVISIONS	3

2 DEFINITIONS	3

3 TERRESTAR AND NOKIA SIEMENS INSTALLATION AND ACTIVATION DIVISION OF RESPONSIBILITIES (DOR)	4

4 PROCESS FLOWS	15

Proprietary & Confidential	2 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

1	General Provisions

The following tables define responsibilities in the TerreStar/Bechtel/Nokia Siemens relationship.

In the Agreement there are two Parties, TerreStar as Purchaser and Nokia Siemens as Supplier. Nokia Siemens is providing and deploying network Products and is providing certain Network Design, Implementation and Pre-Launch Optimization Services for the terrestrial network to be deployed by TerreStar. [***]

[***]

[***]

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2	Definitions

Agreement	The Agreement between TerreStar Networks and Nokia Siemens

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Proprietary & Confidential	3 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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3	TerreStar and Nokia Siemens Installation and Activation Division of Responsibilities (DOR)

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Proprietary & Confidential	4 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	5 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	6 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	7 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	8 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	9 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	10 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	11 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	12 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	13 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

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Proprietary & Confidential	14 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

4	Process Flows

Proprietary & Confidential	16 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

Proprietary & Confidential	17 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

Proprietary & Confidential	18 (18)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-1 RAN Statement of Responsibilities

EXHIBIT M-2

Core Statement

of Responsibilities

1	INTRODUCTION	3

1.1	Purpose	3
1.2	Scope	3
1.3	Definitions	3

2	SERVICE SCOPE SUMMARY	5

3	PROJECT MANAGEMENT	6

3.1	Scope	6
3.2	Overall Project Management	6
3.3	Roll-Out Management	8
3.4	Technical Management	8

4	LOGISTICS	10

4.1	Network Rollout Logistics Services	10

5	NETWORK PLANNING	11

5.1	Packet Switched Core (SGSN/GGSN)	11

6	IMPLEMENTATION	12

6.1	General	12
6.2	Prerequisites for Site Implementation	12
6.3	[***]	13
6.3.1	[***]	13
6.3.2	[***]	13
6.3.2	[***]	14
6.3.2	[***]	15
6.4	[***]	16

Proprietary & Confidential	2 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

1	INTRODUCTION

1.1	Purpose

The purpose of this document is to define the detailed Share of Responsibilities between TerreStar and Nokia Siemens concerning the supply, planning, and implementation of the Equipment supplied by Nokia Siemens under this Agreement.

1.2	Scope

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1.3	Definitions

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Proprietary & Confidential	3 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

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Proprietary & Confidential	4 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

2	SERVICE SCOPE SUMMARY

Item group / Item	Definition	T	N
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Proprietary & Confidential	5 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

3	PROJECT MANAGEMENT

3.1	Scope

[***]

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3.2	Overall Project Management

Item#	Item group / Item	Definition	T	N

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Proprietary & Confidential	6 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Item#	Item group / Item	Definition	T	N

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Proprietary & Confidential	7 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

3.3	Roll-Out Management

Item#	Item group / Item	Definition	T	N
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3.4	Technical Management

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	8 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	9 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

4	LOGISTICS

4.1	Network Rollout Logistics Services

[***]

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	10 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

5	NETWORK PLANNING

5.1	Packet Switched Core (SGSN/GGSN)

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	11 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

6	IMPLEMENTATION

6.1	General

This Section describes the Implementation Service and materials for Equipment supplied by Nokia.

[***]

6.2	Prerequisites for Site Implementation

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	12 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

6.3	[***]

6.3.1	[***]

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	13 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	14) (x)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	15 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Item#	Item group / Item	Definition	T	N
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6.4	[***]

Item#	Item group / Item	Definition	T	N
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Proprietary & Confidential	16 (16)	Nokia Siemens Networks & TerreStar Networks

Exhibit M-2 Core Statement of Responsibilities

Exhibit N

Site Specification

Requirements

1	INTRODUCTION		5

1.1	Best Practices		5

1.2	Division of Responsibility		6

2	REFERENCES		6

2.1	[***]		6

2.2	[***]		6

2.3	[***]		6

2.4	[***]		6

2.5	[***]		6

2.6	[***]		6

2.7	[***]		6

2.8	[***]		6

2.9	[***]		6

3	CODES AND STANDARDS		6

3.1	[***]		6

3.2			6
	3.2.1	[***]	6
	3.2.2	[***]	6
	3.2.3	[***]	6
	3.2.4	[***]	6
	3.2.5	[***]	7
	3.2.6	[***]	7
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	3.2.12	[***]	7
	3.2.13	[***]	7
	3.2.14	[***]	7

Proprietary & Confidential	2 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

	3.2.15	[***]	7
	3.2.16	[***]	7

4	MAJOR EQUIPMENT CONFIGURATION		7

5	[***]		9

5.1	[***]		9
	5.1.1	[***]	9
	5.1.2	[***]	9
	5.1.3	[***]	9
	5.1.4	[***]	10
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5.2	[***]		10

5.3	[***]		10

5.4	[***]		10

6	COAXIAL CABLE		11

6.1	[***]		11

6.2	[***]		11

6.3	[***]		12

6.4	[***]		12

7	INDOOR EQUIPMENT APPLICATIONS		12

8	STRUCTURAL/CIVIL CRITERIA		13

8.1	[***]		13
	8.1.1	[***]	13
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8.2	[***]		13
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8.3	[***]		13
	8.3.1	[***]	13

Proprietary & Confidential	3 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

	8.3.2	[***]	13
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9	ELECTRICAL CRITERIA		14

10	TRANSPORT REQUIREMENTS		14

11	CAD DRAWINGS AND FORMAT		14

12	NOTICE TO PROCEED		15

12.1	[***]		15
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12.2	[***]		15

13	INVENTORY TRACKING		15

Proprietary & Confidential	4 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

1	Introduction

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Proprietary & Confidential	5 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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2	References

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3	Codes and Standards

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Proprietary & Confidential	6 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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4	Major Equipment Configuration

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Proprietary & Confidential	7 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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Proprietary & Confidential	8 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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5	[***]

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Proprietary & Confidential	9 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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Proprietary & Confidential	10 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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6	Coaxial Cable

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Proprietary & Confidential	11 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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7	Indoor Equipment Applications

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Proprietary & Confidential	12 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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8	Structural/Civil Criteria

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Proprietary & Confidential	13 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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9	Electrical Criteria

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10	Transport Requirements

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Proprietary & Confidential	14 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

11	CAD Drawings and Format

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12	Notice to Proceed

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Proprietary & Confidential	15 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

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13	Inventory Tracking

[***]

Proprietary & Confidential	16 (16)	Nokia Siemens Networks & TerreStar Networks
Exhibit N Site Specification Requirements

APPENDIX A

Hardware Interfaces

between Nokia Siemens

and TerreStar (GC) on a

cell Site

Item #	Scope Description	Supply	Install	Terminate	Inventory	Comments	Ready to Set	Ready to Commission
	[[***]]	[[***]]	[[***]]	[[***]]	[[***]]	[[***]]	[[***]]	[[***]]
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2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3B	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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5	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

11	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

12	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

14	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

15	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

16	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

16A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19B	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

20A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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21	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

22	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
24	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

25	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

26	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

27	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

28	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

29	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

30	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

30A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

31	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

33	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Proprietary & Confidential	2 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit N Appendix A

34	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

36	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

41	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

42	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
42A	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
43	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

44	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

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Proprietary & Confidential	3 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit N Appendix A

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Proprietary & Confidential	4 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit N Appendix A

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Proprietary & Confidential	5 (5)	Nokia Siemens Networks & TerreStar Networks

Exhibit N Appendix A

Exhibit O

MARKETS

The markets below are listed as Metropolitan Statistical Areas defined (and numbered) by the United States Office of Management and Budget (OMB) in its December 2006 OMB Bulletin No. 07-01.

The Parties agree Exclusivity, as set forth in Section 11.1 of the Agreement, applies to Contributing Products for the following Markets:

[***]

The Initial [***] Markets are:

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Proprietary & Confidential	2 (2)	Nokia Siemens Networks & TerreStar Networks

Exhibit O Markets

EXHIBIT P

Acceptance Procedures

1	Introduction	4
1.1	Purpose	4
1.2	Definitions	4
1.3	Structure and Acceptance Procedure Steps Overall	7

2	GENERAL	15
2.1	[***]	15
2.2	[***]	15
2.3	[***]	17
2.4	[***]	18
2.5	[***]	19

3	ACCEPTANCE OF RAN AND CORE NETWORK DESIGN	21
3.1	[***]	21
3.2	[***]	21
3.3	[***]	21
3.4	[***]	22
3.5	[***]	22

4	SITE CONSTRUCTION ACCEPTANCE	23
4.1	[***]	23
4.2	[***]	23
4.3	[***]	23

5	ACCEPTANCE OF DELIVERY OF EQUIPMENT AND SOFTWARE	24
5.1	[***]	24
5.2	[***]	24
5.3	[***]	25

6	PRODUCT (RAN and CORE) ACCEPTANCE	26
6.1	[***]	26
6.2	[***]	26
6.3	[***]	26
6.3.1	[***]	26
6.3.2	[***]	28

7	RAN CLUSTER AND MARKET ACCEPTANCE	29
7.1	[***]	29
7.2	[***]	29
7.3	[***]	29
7.4	[***]	30
7.5	[***]	31
7.5.1	[***]	31
7.6	[***]	32
7.6.1	[***]	32
7.6.2	[***]	32
7.6.3	[***]	32
7.6.4	[***]	33

8	System Acceptance	34
8.1	[***]	34
8.2	[***]	34
8.2.1	[***]	34
8.2.2	[***]	34
8.2.3	[***]	35

Proprietary & Confidential	2 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

8.2.4	[***]	36
8.2.5	[***]	36
8.2.6	[***]	37
8.2.7	[***]	37
8.2.8	[***]	37

9	[***]	39
9.1	[***]	39
9.2	[***]	39
9.3	[***]	39
9.4	[***]	40
9.5	[***]	40
9.6	[***]	40
9.7	[***]	40

10	[***]	42
10.1	[***]	42
10.2	[***]	42
10.2.1	[***]	42
10.2.2	[***]	42
10.2.3	[***]	43
10.2.4	[***]	43
10.2.5	[***]	44
10.2.6	[***]	44
10.2.7	[***]	45
10.2.8	[***]	45

11	[***]	46
11.1	[***]	46
11.2	[***]	46
11.3	[***]	46
11.4	[***]	47
11.5	[***]	47
11.6	[***]	47
11.7	[***]	47
11.8	[***]	48

Proprietary & Confidential	3 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

1 Introduction

1.1 Purpose

[***]

1.2 Definitions

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Proprietary & Confidential	4 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	5 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	6 (46)	Nokia Siemens Networks & TerreStar Networks

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1.3 Structure and Acceptance Procedure Steps Overall

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Proprietary & Confidential	7 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	8 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	9 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	10 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	11 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	12 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	13 (46)	Nokia Siemens Networks & TerreStar Networks

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2 GENERAL

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Proprietary & Confidential	14 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	15 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	16 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

[***]	[***]	[***]	[***]

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Proprietary & Confidential	17 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	18 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	19 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

3 ACCEPTANCE OF RAN AND CORE NETWORK DESIGN

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Proprietary & Confidential	20 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	21 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

4 SITE CONSTRUCTION ACCEPTANCE

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Proprietary & Confidential	22 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

5 ACCEPTANCE OF DELIVERY OF EQUIPMENT AND SOFTWARE

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Proprietary & Confidential	23 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	24 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

6 PRODUCT (RAN and CORE) ACCEPTANCE

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Proprietary & Confidential	25 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	26 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	27 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

7 RAN CLUSTER AND MARKET ACCEPTANCE

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Proprietary & Confidential	28 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	29 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	30 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

[***]	[***]	[	***]	[	***]	[	***]

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Proprietary & Confidential	31 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	32 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

8 System Acceptance

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Proprietary & Confidential	33 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	34 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	35 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	36 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	37 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

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Proprietary & Confidential	38 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	39 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	40 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	41 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	42 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	43 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	44 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	45 (46)	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	46 (46)	Nokia Siemens Networks & TerreStar Networks

Exhibit P Acceptance Procedures

EXHIBIT Q

Nokia Siemens

Quality Assurance Plan

1. Introduction	3
1.1 Scope	3
1.2 Purpose	3
1.3 Objectives	3
1.4 Project Process	3
1.4.1 Project Management	3
1.4.2 Site Processes	4
1.5 Inspection & Testing	4
1.5.1 Supplier and Subcontractor	4
1.5.2 Acceptance Process	5
1.5.3 Inspection, Measuring and Test Equipment	5
1.6 Audits (Nokia Siemens internal)	5
1.6.1 Reporting	6
1.6.2 Preventive Action	6
1.6.3 Corrective Action	6
1.7 Training	7
1.8 Licensing	7
1.9 Quality Records and Reporting	8
1.9.1 Quality Records	8
1.9.2 Quality Metrics and Reporting	8
2 Manufacturing Quality Control	9
2.1 Quality Control Inspections	9
2.2 TerreStar Participation	9
2.3 Nokia Siemens Warranty Obligations	9

Proprietary & Confidential	2 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

1. INTRODUCTION

1.1 Scope

This Quality Plan covers the provision of Products and Services to be provided to TerreStar by Nokia Siemens.

1.2 Purpose

The purpose of this Quality Plan is to outline the steps and activities to be undertaken in ensuring that a high standard of quality is reached and maintained throughout the deployment of the TerreStar Network.

1.3 Objectives

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1.4 Project Process

1.4.1 Project Management

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Proprietary & Confidential	3 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

1.4.2 Site Processes

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1.5 Inspection & Testing

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1.5.1 Supplier and Subcontractor

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Proprietary & Confidential	4 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

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1.5.2 Acceptance Process

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1.6 Audits (Nokia Siemens internal)

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Proprietary & Confidential	5 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

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Proprietary & Confidential	6 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

1.7 Training

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Proprietary & Confidential	7 (9)	Nokia Siemens Networks & TerreStar Networks

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1.9 Quality Records and Reporting

1.9.1 Quality Records

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1.10 Consistency with Agreement and Other Exhibits

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Proprietary & Confidential	8 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

2 MANUFACTURING QUALITY CONTROL

2.1 Quality Control Inspections

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2.2 TerreStar Participation

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2.3 Nokia Siemens Warranty Obligations

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Proprietary & Confidential	9 (9)	Nokia Siemens Networks & TerreStar Networks

Exhibit Q Nokia SiemensQuality Assurance Plan

Exhibit R

Forecasting, Ordering,

and Delivery Process

1.	INTRODUCTION		3

2.	DEMAND PLANNING		3

	2.1	[***]	3
	2.2	[***]	4
	2.2.1	[***]	4
	2.2.2	[***]	4
	2.2.3	[***]	5
	2.3	[***]	6
	2.3.1	[***]	6
	2.3.2	[***]	6

3.	ORDERING		7

	3.1	Ordering process	7
	3.2	Roles and Responsibilities	10
	3.2.1	TerreStar’s Roles and Responsibilities	10
	3.2.2	Nokia Siemens’ Roles and Responsibilities	11

4.	DELIVERY		11

	4.1	Product Delivery	11
	4.2	Lead times	11
	4.3	Roles and Responsibilities	13
	4.3.1	Nokia Siemens’ Roles and Responsibilities	13

5.	DEMAND/SUPPLY CHAIN INTERFACES		13

6.	RAN PLANNING, DELIVERY AND DEPLOYMENT AND EXTRA WORK SPECIFICS		13

	6.1	[***]	13
	6.2	[***]	14
	6.2.1	[***]	14
	6.2.2	[***]	15

Proprietary & Confidential	Page 2 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

1. Introduction

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2. Demand Planning

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Proprietary & Confidential	Page 3 of 15	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	Page 5 of 15	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	Page 6 of 15	Nokia Siemens Networks & TerreStar Networks

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3. Ordering

3.1 Ordering process

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Proprietary & Confidential	Page 7 of 15	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	Page 8 of 15	Nokia Siemens Networks & TerreStar Networks

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Proprietary & Confidential	Page 9 of 15	Nokia Siemens Networks & TerreStar Networks

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3.2 Roles and Responsibilities

3.2.1 TerreStar’s Roles and Responsibilities

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Proprietary & Confidential	Page 10 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

3.2.2 Nokia Siemens’ Roles and Responsibilities

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4. DELIVERY

4.1 Product Delivery

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4.2 Lead times

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Proprietary & Confidential	Page 11 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

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[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

[***]	[	***]
[***]	[	***]

Proprietary & Confidential	Page 12 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

4.3 Roles and Responsibilities

4.3.1 Nokia Siemens’ Roles and Responsibilities

[***]

5. Demand/Supply Chain Interfaces

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

6. RAN Planning, Delivery and Deployment and Extra Work Specifics

[***]

[***]

[***]

Proprietary & Confidential	Page 13 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	Page 14 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

[***]

[***]

Proprietary & Confidential	Page 15 of 15	Nokia Siemens Networks & TerreStar Networks

Exhibit R Forecast, Ordering and Delivery Process

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Confidential Proprietary	Nokia Siemens Network TerreStar Networks

Exhibit R - Appendix 1

EXHIBIT S

Governance

1	Nokia Siemens Project Management Organization Structure	3
1.1	Definitions	3
1.2	TerreStar Program Management Office	3
1.3	Nokia Siemens’ Program Manager	3
1.4	Nokia Siemens Program Management Office	4
1.5	Technical Staff	5
1.6	Project Staffing Plan	5
1.7	Project Plan	5

Proprietary & Confidential	2 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

1.	Nokia Siemens Project Management Organization Structure

1.1	Definitions

[***]

[***]

[***]

[***]

1.2	TerreStar Program Management Office

[***]

[***]

1.3	Nokia Siemens’ Program Manager

[***]

[***]

[***]

Proprietary & Confidential	3 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

[***]

[***]

1.4	Nokia Siemens Program Management Office

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Proprietary & Confidential	4 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

[***]

1.5	Technical Staff

[***]

1.6	Project Staffing Plan

[***]

[***]

[***]

1.7	Project Plan

[***]

[***]

[***]

[***]

Proprietary & Confidential	5 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

[***]

Proprietary & Confidential	6 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

Exhibit W

Existing Lab Equipment

Proprietary & Confidential	7 (7)	Nokia Siemens Networks & TerreStar Networks
Exhibit S Governance

1.	INTRODUCTION	3

2.	RAN PURCHASES	3

	2.1 [***]	3
	2.2 [***]	3

3.	CORE PURCHASES	3

	3.1 [***]	3
	3.2 [***]	3

4.	OSS PURCHASES	3

	4.1 [***]	3

Proprietary & Confidential	2 (3)	Nokia Siemens Networks & TerreStar Networks

Exhibit W Existing Lab Equipment

1.	Introduction

Pursuant to Purchase Orders #[***], #[***], #[***] and #[***] TerreStar previously purchased from Nokia Siemens certain equipment to be used in [***]

Attachment A contains the bill of materials covering these Orders.

2.	RAN Purchases

[***]

[***]

[***]

[***]

3.	CORE Purchases

[***]

[***]

[***]

[***]

4.	OSS Purchases

[***]

[***]

Proprietary & Confidential	3 (3)	Nokia Siemens Networks & TerreStar Networks

Exhibit W Existing Lab Equipment

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Qty	Item Description
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty
[***]	[***]	[***]

Item Code	Product Description	Qty	Mod.Qty
[***]	[***]	[***]	[***]

Item Codes	Product Description	Qty
[***]	[***]	[***]

Item Codes	Product Description	Qty
[***]	[***]	[***]

Item Codes	Product Description	Qty
[***]	[***]	[***]

Nokia Item Code	PCI/SI	Description	Qty
[***]	[***]	[***]	[***]

{***] Item Code	Product Description	Quantity
[***]	[***]	[***]